As filed with the Securities and Exchange Commission on April 28, 2000
                                                      1933 Act File No. 2-86489
                                                      1940 Act File No. 811-3843

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ X]
                              Pre-Effective Amendment No. ___               [  ]
                              Post-Effective Amendment No. 21               [ X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 21                               [ X]

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
              First Investors New York Insured Tax Free Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b)
      [x]  on April 28, 2000 pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)
      [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Combined Prospectus for First Investors New York Insured Tax Free Fund, Inc., and First Investors Connecticut Fund, First Investors Florida Fund, First Investors Massachusetts Fund, and First Investors New Jersey Fund, each a series of First Investors Multi-State Insured Tax Free Fund

                  Combined Prospectus for First Investors New York Insured Tax Free Fund, Inc., First Investors Insured Intermediate Tax Exempt Fund, a series of the First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc. and First Investors Multi-State Insured Tax Free Fund

                  Combined   Statement  of  Additional   Information  for  First
                  Investors New York Insured Tax Free Fund, Inc., First Investors Insured Intermediate Tax Exempt Fund, a series of the First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc. and First Investors Multi-State Insured Tax Free Fund

                  Part C of Form N-1A

                  Signature Page

                  Exhibits

[FIRST INVESTORS LOGO]

NEW YORK INSURED TAX FREE FUND
MULTI-STATE INSURED TAX FREE FUND

      CONNECTICUT FUND
      FLORIDA FUND
      MASSACHUSETTS FUND
      NEW JERSEY FUND

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  THE DATE OF THIS PROSPECTUS IS APRIL 28, 2000

                                    CONTENTS

INTRODUCTION

FUND DESCRIPTIONS

FUND MANAGEMENT

BUYING AND SELLING SHARES

      How and when do the Funds price their shares?

      How do I buy shares?

      Which class of shares is best for me?

      How do I sell shares?

      Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

      What about dividends and capital gain distributions?

      What about taxes?

      How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

      New York Insured Tax Free Fund
      Multi-State Insured Tax Free Fund

          Connecticut Fund
          Florida Fund
          Massachusetts Fund
          New Jersey Fund

                                  INTRODUCTION

This prospectus describes the New York Insured Tax Free Fund and four of the seventeen single state insured tax-exempt funds within the Multi-State Insured Tax Free Fund which invest primarily in tax-exempt municipal bonds. There is an "Overview" which provides a brief explanation of each Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide if one of these Funds may be right for you, we have included in the Overview a section offering examples of who should consider buying a single state Fund. There is also a "Fund in Detail" section with more information on the strategies and risks of the Funds.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

                                FUND DESCRIPTIONS

               OVERVIEW OF THE SINGLE STATE INSURED TAX FREE FUNDS

OBJECTIVES:           The New York  Insured  Tax Free Fund ("New York Fund") and
                      each  fund  of  the  Multi-State  Insured  Tax  Free  Fund
                      (collectively  with the New York Fund,  the "Single  State
                      Insured Tax Free Funds" or "Funds") seek a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state.
                      Each Fund also seeks income that is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

PRIMARY
INVESTMENT
STRATEGIES:           Each  Fund  invests  in  municipal   bonds  and  Municipal
                      Securities  that pay interest  that is exempt from federal income  tax,  including  the  federal  AMT, as well as any applicable  income  tax  for  individual  residents  of  a particular  state.  Each Fund concentrates its investments in municipal bonds issued by a single state.  For example, the New York Fund invests  primarily in New York Municipal
                      Securities,  the  Connecticut  Fund  invests  primarily in
                      Connecticut  Municipal  Securities,  and so on.  Each Fund
                      also  invests in Municipal  Securities  that are issued by
                      U.S. commonwealths,  possessions or territories as long as they do not produce income that is subject to state income tax. The Florida Fund invests only in municipal bonds that
                      are  not  subject  to  the  Florida  intangible   personal
                      property  tax.  The Funds  generally  invest in  municipal bonds which are  insured as to timely  payment of interest and principal by independent  insurance companies that are
                      rated  in  the  top  rating   category  by  a   nationally
                      recognized   statistical  rating  organization,   such  as
                      Moody's Investors Service, Inc. ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. The New York Fund invests in variable rate and floating rate municipal notes, including
                      "inverse floaters."

PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. Since each Fund invests primarily in the Municipal Securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

                      AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        Who should consider buying a Single State Insured Tax Free Fund?

                      A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                      o Are seeking a relatively conservative investment which provides a high degree of credit quality,

                      o Areseeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for individual residents of a particular state,

                      o Are seeking a relatively high level of tax-exempt income and are willing to assume a moderate degree of market volatility, and

                      o Have a long-term investment horizon and are able to ride out market cycles.

                      The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

           How have the Single State Insured Tax Free Funds performed?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares for each of the last ten calendar years, or from year to year over the life of the Fund, if shorter. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 1999. The tables assume that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                    NEW YORK

[OBJECT OMITTED]

During the periods shown, the highest quarterly return was 6.70%
(for the quarter ended March 31, 1995), and the lowest quarterly return was -5.68% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                   1 Year*       5 Years*       10 Years*       (1/12/95)

New York Fund
-------------
Class A Shares     (9.69)%       4.09%          5.00%           N/A
Class B Shares     (8.17)%       N/A            N/A             4.22%
Lehman Index       (2.06)%       6.90%          6.88%           6.90%**

* The annual returns are based upon calendar years.

** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                  CONNECTICUT


[OBJECT OMITTED]

During the periods shown, the highest quarterly return was 7.41% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.33% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                   Inception
                                                 Inception        Class B Shares
                      1 Year*      5 Years*      Class A Shares   (1/12/95)

Connecticut Fund
----------------
Class A Shares+       (8.06)%      5.16%          5.57%           N/A
Class B Shares        (6.56)%       N/A           N/A             5.21%
Lehman Index          (2.06)%       6.90%         7.15%++         6.90%**
+   Class A shares commenced operations on 10/8/90.
++ The average  annual total return shown is for the period 9/30/90 to 12/31/99.
*  The annual returns are based upon calendar  years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    FLORIDA


[OBJECT OMITTED]

During the periods shown, the highest quarterly return was 7.39% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.76% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


                                                                  Inception
                                                Inception         Class B Shares
                      1 Year*      5 Years*     Class A Shares    (1/12/95)

Florida Fund
------------
Class A Shares+       (9.02)%      5.28%         6.03%            N/A%
Class B Shares        (7.50)%      N/A           N/A              5.40%
Lehman Index          (2.06)%      6.90%         7.15%++          6.90%**
+   Class A shares commenced operations on 10/5/90.
++ The average  annual total return shown is for the period 9/30/90 to 12/31/99.
*  The annual returns are based upon calendar  years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                 MASSACHUSETTS


[OBJECT OMITTED]

During the periods shown, the highest quarterly return was 6.54% (for the quarter ended March 31, 1995), and the lowest quarterly return was -4.80% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                                 Class B Shares
                      1 Year*       5 Years*       10 Years*     (1/12/95)

Massachusetts Fund
------------------
Class A Shares        (8.48)%       4.71%          5.72%         N/A
Class B Shares        (7.06)%       N/A            N/A           4.78%
Lehman Index          (2.06)%       6.90%          6.88%         6.90%**

* The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                         NEW JERSEY
[OBJECT OMITTED]

During the periods shown, the highest quarterly return was 6.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                                 Class B Shares
                      1 Year*        5 Years*       10 Years*    (1/12/95)

New Jersey Fund
---------------
Class A Shares        (8.19)%        4.82%          5.83%        N/A
Class B Shares        (6.74)%        N/A            N/A          4.82%
Lehman Index          (2.06)%        6.90%          6.88%        6.90%**

* The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

   What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                           Class A     Class B
                                                           Shares      Shares
                                                           ------      ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)................    6.25%       None
Maximum deferred sales charge (load)
     (as a percentage of the lower of purchase
     price or redemption price).........................    None*        4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. **4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                       DISTRIBUTION                       TOTAL
                                       AND SERVICE                     ANNUAL FUND      FEE WAIVERS
                         MANAGEMENT      (12B-1)        OTHER          OPERATING      AND/OR EXPENSE
                           FEES (1)       FEES(2)     EXPENSES(3)      EXPENSES(4)    ASSUMPTIONS     NET EXPENSES(4)
                         ----------     ---------     -----------      -----------       (1), (3)     ---------------
                                                                                         --------

New York Fund
-------------
Class A Shares            0.75%         0.30%             0.16%         1.21%          0.12%            1.09%
Class B Shares            0.75%         1.00%             0.16%         1.91%          0.12%            1.79%


Connecticut Fund
----------------
Class A Shares            0.75%         0.20%             0.20%         1.15%          0.35%            0.80%
Class B Shares            0.75%         1.00%             0.20%         1.95%          0.35%            1.60%


Florida Fund
------------
Class A Shares            0.75%         0.20%             0.17%         1.12%          0.32%            0.80%
Class B Shares            0.75%         1.00%             0.17%         1.92%          0.32%            1.60%


Massachusetts Fund
------------------
Class A Shares            0.75%         0.20%             0.20%         1.15%          0.35%            0.80%
Class B Shares            0.75%         1.00%             0.20%         1.95%          0.35%            1.60%


New Jersey Fund
---------------
Class A Shares            0.75%         0.20%             0.17%         1.12%          0.15%            0.97%
Class B Shares            0.75%         1.00%             0.17%         1.92%          0.15%            1.77%



(1) For the fiscal year ended December 31, 1999, the Adviser waived Management Fees as follows: in excess of 0.63% for New York Fund; in excess of 0.50% for Connecticut Fund; in excess of 0.50% for Florida Fund; in excess of 0.50% for Massachusetts Fund; and in excess of 0.60% for New Jersey Fund. The Adviser has contractually agreed to waive Management Fees for the fiscal year ending December 31, 2000 as follows: in excess of 0.63% for New York Fund; in excess of 0.50% for Connecticut Fund; in excess of 0.50% for Florida Fund; in excess of 0.50% for Massachusetts Fund; and in excess of 0.60% for New Jersey Fund.

(2) Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) For the fiscal year ended December 31, 1999, the Adviser assumed the Other Expenses of certain of the Funds as follows: in excess of 0.10% for Connecticut Fund; in excess of 0.10% for Florida Fund; and in excess of 0.10% for Massachusetts Fund. The Adviser has contractually agreed with the Multi-state Insured Tax Free Fund to assume the Other Expenses of certain of the Funds for the fiscal year ending December 31, 2000 as follows: in excess of 0.10% for Connecticut Fund; in excess of 0.10% for Florida Fund; and in excess of 0.10% for Massachusetts Fund.

(4) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  ONE YEAR        THREE YEARS      FIVE YEARS       TEN YEARS
                                  --------        -----------      ----------       ---------

If you redeem your shares:

New York Fund
-------------
Class A shares                     $729             $974             $1,238           $1,989
Class B shares                     $582             $888             $1,220           $2,041*

Connecticut Fund
----------------
Class A shares                     $702             $935             $1,187           $1,906
Class B shares                     $563             $878             $1,220           $2,039*

Florida Fund
------------
Class A shares                     $702             $929             $1,174           $1,876
Class B shares                     $563             $872             $1,207           $2,009*

Massachusetts Fund
------------------
Class A shares                     $702             $935             $1,187           $1,906
Class B shares                     $563             $878             $1,220           $2,039*

New Jersey Fund
---------------
Class A shares                     $718             $945             $1,190           $1,890
Class B shares                     $580             $889             $1,223           $2,023*

If you do not redeem your shares:

New York Fund
-------------
Class A shares                     $729             $974             $1,238           $1,989
Class B shares                     $182             $588             $1,020           $2,041*


                                       12

Connecticut Fund
----------------
Class A shares                     $702             $935             $1,187            $1,906
Class B shares                     $163             $578             $1,020            $2,039*

Florida Fund
------------
Class A shares                     $702             $929             $1,174            $1,876
Class B shares                     $163             $572             $1,007            $2,009*

Massachusetts Fund
------------------
Class A shares                     $702             $935             $1,187            $1,906
Class B shares                     $163             $578             $1,020            $2,039*

New Jersey Fund
---------------
Class A shares                     $718             $945             $1,190            $1,890
Class B shares                     $180             $589             $1,023            $2,023*

*Assumes conversion to Class A shares eight years after purchase.

                THE SINGLE STATE INSURED TAX FREE FUNDS IN DETAIL

          What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and principal risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of Municipal Securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the federal AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for individual residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the New York Fund will invest at least 65% of its assets in New York bonds, the Connecticut Fund will invest at least 65% of its assets in Connecticut bonds, and so on. Each Fund may also invest in Municipal Securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other Municipal Securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling Municipal Securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing Municipal Securities with shorter maturities or selling Municipal Securities with longer maturities.

New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." These securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to federal income tax, including the federal AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of Municipal Securities is affected by changes in interest rates. When interest rates rise, the market values of Municipal Securities decline, and when interest rates decline, the market values of Municipal Securities increase. The price volatility of Municipal Securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, Municipal Securities with longer maturities and durations generally offer higher yields than Municipal Securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the Municipal Securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in Municipal Securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular Municipal Securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

DERIVATIVE SECURITIES RISK: Because the New York Fund invests in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 48 mutual funds or series of funds with total net assets of over $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1999, FIMCO received advisory fees as follows:
0.63% of average daily net assets, net of waiver, for New York Fund; 0.50% of average daily net assets, net of waiver, for Connecticut Fund; 0.50% of average daily net assets, net of waiver, for Florida Fund; 0.50% of average daily net assets, net of waiver, for Massachusetts Fund; and 0.60% of average daily net assets, net of waiver, for New Jersey Fund.

Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                              How do I buy shares?

You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                Class A Shares

Your investment                 Sales Charge as a percentage of
                                -------------------------------
                                offering price        net amount invested

Less than $25,000                    6.25%                  6.67%
$25,000-$49,999                      5.75                   6.10
$50,000-$99,999                      5.50                   5.82
$100,000-$249,999                    4.50                   4.71
$250,000-$499,999                    3.50                   3.63
$500,000-$999,999                    2.50                   2.56
$1,000,000 or more                   0*                     0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.


                           Class B Shares

            Year of Redemption                                   CDSC as a Percentage of Purchase Price
            ------------------                                   or NAV at Redemption
                                                                 --------------------



            Within the 1st or 2nd year.....................                   4%
            Within the 3rd or 4th year.....................                   3
            In the 5th year................................                   2
            In the 6th year................................                   1
            Within the 7th year and 8th year...............                   0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

       o Contacting your Representative who will place a redemption order for you;

       o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

       o Telephoning the Special Services Department of ADM at 1-800-342-6221 (telephone redemptions are not available on retirement and certain other types of accounts); or

       o Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account fails to meet the minimum account balance as a result of a redemption, or for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income, a Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the federal AMT. Generally, dividends paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, exempt from local taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. For federal income tax purposes, long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions by a Fund of interest income from taxable obligations, if any, and short-term capital gains are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

        How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.


                          --------------------------------------------------------------------------------------------
                                                                PER SHARE DATA
                          --------------------------------------------------------------------------------------------


                                                     INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                                     ---------------------------------         -----------------------
                                                                NET  REALIZED
                                                     NET        AND
                                     NET ASSET       INVEST-    UNREALIZED                    NET
                                     VALUE           MENT       GAIN  (LOSS)   TOTAL FROM     INVEST-    NET         TOTAL
                                     BEGINNING OF    INCOME     ON             INVESTMENT     MENT       REALIZED    DISTRI-
YEAR ENDED DECEMBER 31               PERIOD                     INVESTMENTS    OPERATIONS     INCOME     GAINS       BUTIONS
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK INSURED TAX FREE FUND
------------------------------
CLASS A
-------
1995....................              $13.66          $.738          $1.331      $2.069        $.740       $.059       $.799
1996....................               14.93           .719           (.298)       .421         .720        .091        .811
1997....................               14.54           .709            .395       1.104         .708        .076        .784
1998.....................              14.86           .674            .137        .811         .676        .145        .821
1999......................             14.85           .718          (1.249)      (.531)        .659          --        .659

CLASS B
-------
1995*.....................            $13.76          $.616           1.232       1.848         .619        .059        .678
1996.....................              14.93           .617           (.306)       .311         .620         .091       .711
1997.....................              14.53           .608            .406       1.014         .608         .076       .684
1998.....................              14.86           .569            .134        .703         .568         .145       .713
1999......................             14.85           .618          (1.250)      (.632)        .558           --       .558

* For the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995.
** Calculated without sales charges.
+  Annualized.
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

----------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------

                                                              RATIO TO AVERAGE NET
                                                                ASSETS BEFORE
                                   RATIO TO AVERAGE           EXPENSES WAIVED OR
                                    NET ASSETS ++                  ASSUMED
                                 --------------------       ------------------------



 NET ASSET                     NET ASSETS                NET                       NET
    VALUE                       END OF                  INVEST-                  INVEST-
 --------         TOTAL         PERIOD                   MENT                      MENT        PORTFOLIO
 END OF          RETURN**        (IN        EXPENSES    INCOME      EXPENSES      INCOME       TURNOVER
 PERIOD            (%)         THOUSANDS)     (%)       (%)            (%)         (%)         RATE (%)
----------------------------------------------------------------------------------------------------------


  $14.93          15.45         $215,259     1.23        5.10         N/A          N/A          53
   14.54           2.95          203,496     1.23        4.93         N/A          N/A          53
   14.86           7.82          195,273     1.17        4.86          1.22        4.81         24
   14.85           5.59          187,544     1.12        4.54          1.22        4.44         44
   13.66          (3.67)         164,622     1.09        4.99          1.21        4.87         55

  $14.93          13.66            1,156     2.00+       4.34+        N/A          N/A          53
   14.53           2.18            2,242     1.93        4.23         N/A          N/A          53
   14.86           7.16            3,602     1.87        4.16          1.92        4.11         24
   14.85           4.84            5,271     1.82        3.84          1.92        3.74         44
   13.66          (4.34)           4,734     1.79        4.29          1.91        4.17         55


                             ---------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                              --------------------------------------------------------------------------------------------

                                                                                      LESS DISTRIBUTIONS
                                              INCOME FROM INVESTMENT OPERATIONS              FROM
                                        ---------------------------------------    -----------------------
                                                       NET REALIZED
                            NET ASSET                           AND
                                                        UNREALIZED
                                VALUE         NET    GAIN (LOSS)ON    TOTAL FROM   NET INVEST-
                            ---------    INVESTMENT    INVESTMENTS    INVESTMENT          MENT       NET   TOTAL  DISTRI-
                            BEGINNING       INCOME                    OPERATIONS        INCOME  REALIZED         BUTIONS
YEAR ENDED DECEMBER 31      OF PERIOD                                                              GAINS
--------------------------------------------------------------------------------------------------------------------------

CONNECTICUT FUND
----------------
CLASS A
-------
1995...................... $11.57         $.617        $1.333         $1.950          $.620        $--              $.620
1996......................  12..90         .619         (.202)          .417           .617         --               .617
1997......................  12.70          .613          .471          1.084           .614         --               .614
1998......................  13.17          .607          .186           .793           .603         --               .603
1999......................  13.36          .651         (.902)         (.251)          .619         --               .619
CLASS B
-------
1995*.....................  11.67          .512         1.242          1.754           .524        $--               .524
1996......................  12.90          .522         (.204)          .318           .518         --               .518
1997......................  12.70          .516          .470           .986           .516         --               .516
1998......................  13.17          .500          .176           .676           .496         --               .496
1999......................  13.35          .552         (.901)         (.349)          .511         --               .511

FLORIDA  FUND
-------------
CLASS A
-------
1995...................... $11.79         $.640        $1.527         $2.167          $.647        $--              $.647
1996......................  13.31          .623         (.198)          .425           .625         --               .625
1997......................  13.11          .624          .547          1.171           .624        .037              .661
1998......................  13.62          .616          .195           .811           .613        .068              .681
1999......................  13.75          .679        (1.074)         (.395)          .625         --               .625
CLASS B
-------
1995*....................   11.87          .529         1.460          1.989           .549         --               .549
1996.....................   13.31          .530         (.204)          .326           .526         --               .526
1997.....................   13.11          .531          .552          1.083           .526        .037              .563
1998.....................   13.63          .507          .186           .693           .505        .068              .573
1999.....................   13.75          .572        (1.065)         (.493)          .517         --

* For the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995.
** Calculated without sales charge.
+  Annualized.
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

---------------------------------------------------------------------------------------------------------------
                            RATIOS/SUPPLEMENTAL DATA
   ---------------------------------------------------------------------------------------------------------

                                                                     RATIO TO AVERAGE NET
                                                                       ASSETS BEFORE
                                                RATIO TO AVERAGE           EXPENSES WAIVED OR
                                                   NET ASSETS ++                  ASSUMED
                                            --------------------       ------------------------



NET ASSET
   VALUE                                                     NET                        NET        PORTFOLIO
--------  TOTAL RETURN        NET ASSETS              INVESTMENT                  INVESTMENT        TURNOVER
  END OF         **(%)     END OF PERIOD   EXPENSES       INCOME       EXPENSES       INCOME            RATE
  PERIOD                   (IN THOUSANDS)     (%)            (%)            (%)          (%)             (%)
----------------------------------------------------------------------------------------------------------------

  $12.90         17.18           $16,725       .85          4.98          1.20          4.63              26
   12.70          3.37            15,203       .81          4.92          1.23          4.50              15
   13.17          8.77            16,151       .80          4.78          1.17          4.41              14
   13.36          6.15            17,434       .80          4.58          1.16          4.22              25
   12.49         (1.93)           17,903       .80          5.04          1.15          4.69              47

   12.90         15.28               857      1.71+         4.12+         2.07+         3.76+             26
   12.70          2.57             1,505      1.61          4.12          2.02          3.71              15
   13.17          7.95             2,891      1.60          3.98          1.97          3.61              14
   13.35          5.22             3,484      1.60          3.78          1.96          3.42              25
   12.49         (2.67)            3,205      1.60          4.24          1.95          3.89              47


  $13.31         18.77           $22,229       .75          5.05          1.15          4.65              68
   13.11          3.34            23,299       .83          4.80          1.16          4.47              55
   13.62          9.18            23.840       .80          4.71          1.11          4.40              19
   13.75          6.09            25,873       .80          4.50          1.10          4.20              44
   12.73         (2.93)           23,729       .80          5.12          1.12          4.80              68

   13.31         17.06               299      1.68+         4.12+         2.09+         3.70+             68
   13.11          2.56               549      1.62          4.01          1.95          3.68              55
   13.63          8.38               837      1.60          3.91          1.91          3.60              19
   13.75          5.19               858      1.60          3.70          1.90          3.40              44
   12.74         (3.65)              789      1.60          4.32          1.92          4.00              68

                             ---------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                              --------------------------------------------------------------------------------------------

                                                                                      LESS DISTRIBUTIONS
                                              INCOME FROM INVESTMENT OPERATIONS              FROM
                                        ---------------------------------------    -----------------------
                                                      NET REALIZED
                                                               AND
                            NET ASSET                   UNREALIZED
                                VALUE          NET   GAIN (LOSS)ON    TOTAL FROM         NET
                            ---------   INVESTMENT     INVESTMENTS    INVESTMENT     INVEST-         NET      TOTAL
                            BEGINNING       INCOME                    OPERATIONS        MENT    REALIZED    DISTRI-
YEAR ENDED DECEMBER 31      OF PERIOD                                                 INCOME       GAINS    BUTIONS
--------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS FUND
------------------
CLASS A
-------
1995..................         $11.01        $.612          $1.277        $1.839       $.613       $.016      $.629
1996..................          12.22         .603           (.256)         .347        .602        .045       .647
1997..................          11.92         .601            .356          .957        .603        .074       .677
1998..................          12.20         .586            .049          .635        .578        .237       .815
1999..................          12.02         .609           (.887)        (.278)       .572         ---       .572
CLASS B
-------
1995*.................          11.09         .508           1.155         1.663        .527        .016       .543
1996..................          12.21         .514           (.263)         .251        .506        .045       .551
1997..................          11.91         .508            .353          .861        .507        .074       .581
1998..................          12.19         .488            .061          .549        .482        .237       .719
1999..................          12.02         .520           (.894)        (.374)       .476         ---       .476

NEW JERSEY  FUND
----------------
CLASS A
-------
1995..................         $12.06        $.648          $1.291        $1.939       $.652       $.097      $.749
1996..................          13.25         .636           (.245)         .391        .636        .015       .651
1997..................          12.99         .630            .427         1.057        .629        .118       .747
1998..................          13.30         .606            .153          .759        .607        .142       .749
1999..................          13.31         .653           (.919)        (.266)       .594         ---       .594
CLASS B
-------
1995*.................          12.14         .526           1.199         1.725        .528        .097       .625
1996..................          13.24         .533           (.253)         .280        .535        .015       .550
1997..................          12.97         .525            .433          .958        .530        .118       .648
1998..................          13.28         .498            .153          .651        .499        .142       .641
1999..................          13.29         .537           (.909)       (.372)        .488         ---       .488

* For the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995.
** Calculated without sales charges.
+  Annualized.
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

---------------------------------------------------------------------------------------------------------------
                            RATIOS/SUPPLEMENTAL DATA
   ---------------------------------------------------------------------------------------------------------


                                                                       RATIO TO AVERAGE NET ASSETS
                                                RATIO TO AVERAGE       BEFORE EXPENSES WAIVED OR
                                                 NET ASSETS ++                  ASSUMED
                                             --------------------      ---------------------------



NET ASSET
   VALUE                                                          NET                       NET      PORTFOLIO
--------   TOTAL RETURN         NET ASSETS                 INVESTMENT                INVESTMENT       TURNOVER
  END OF          **(%)      END OF PERIOD     EXPENSES        INCOME     EXPENSES       INCOME           RATE
  PERIOD                    (IN THOUSANDS)          (%)           (%)          (%)          (%)            (%)
-----------------------------------------------------------------------------------------------------------------

  $12.22          17.07            $23,180          .90          5.22         1.15         4.97             40
   11.92           2.99             22,543          .86          5.08         1.18         4.76             45
   12.20           8.27             22,852          .80          5.01         1.15         4.66             28
   12.02           5.33             22,421          .80          4.82         1.15         4.47             49
   11.17          (2.39)            20,507          .80          5.20         1.15         4.85             32

   12.21          15.28                314         1.76+         4.36+        2.01+        4.10+            40
   11.91           2.16                519         1.66          4.28         1.98         3.96             45
   12.19           7.41                783         1.60          4.21         1.95         3.86             28
   12.02           4.60              1,426         1.60          4.02         1.95         3.67             49
   11.17          (3.19)             1,177         1.60          4.40         1.95         4.05             32


  $13.25          16.41            $59.153          .99          5.06         1.14         4.91             30
   12.99           3.09             58,823          .98          4.92         1.13         4.77             35
   13.30           8.36             59,243          .96          4.81         1.11         4.66             22
   13.31           5.84             60,585          .97          4.53         1.11         4.39             27
   12.45          (2.05)            52,846          .97          5.02         1.12         4.87             52

   13.24          14.45                957         1.81+         4.24+        1.97+        4.08+            30
   12.97           2.22              1,603         1.78          4.12         1.93         3.97             35
   13.28           7.56              2,011         1.76          4.01         1.91         3.86             22
   13.29           5.00              2,562         1.77          3.73         1.91         3.59             27
   12.43          (2.85)             3,338         1.77          4.22         1.92         4.07             52

-------------------------------------------------------------------------
[FIRST INVESTORS LOGO]

NEW YORK INSURED TAX FREE FUND
MULTI-STATE INSURED TAX FREE FUND

      CONNECTICUT FUND
      FLORIDA FUND
      MASSACHUSETTS FUND
      NEW JERSEY FUND

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                          (Investment   Company  Act  File  No.:
                                          First  Investors  New York Insured Tax
                                          Free  Fund,   Inc.   811-3843;   First
                                          Investors Multi-State Insured Tax Free
                                          Fund 811-4623)

[FIRST INVESTORS LOGO]

TAX EXEMPT FUNDS


TAX-EXEMPT MONEY MARKET
INSURED INTERMEDIATE TAX EXEMPT

INSURED TAX EXEMPT
NEW YORK INSURED TAX FREE
MULTI-STATE INSURED TAX FREE
    Arizona
    California
    Colorado
    Connecticut
    Florida
    Georgia
    Maryland
    Massachusetts
    Michigan
    Minnesota
    Missouri
    New Jersey
    North Carolina
    Ohio
    Oregon
    Pennsylvania
    Virginia


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                  THE DATE OF THIS PROSPECTUS IS APRIL 28, 2000

                                    CONTENTS

INTRODUCTION

FUND DESCRIPTIONS


    Tax-Exempt Money Market Fund
    Insured Intermediate Tax Exempt Fund
    Insured Tax Exempt Fund
    Single State Insured Tax Free Funds


           New York                Michigan
           Arizona                 Minnesota
           California              Missouri
           Colorado                New Jersey
           Connecticut             North Carolina
           Florida                 Ohio
           Georgia                 Oregon
           Maryland                Pennsylvania
           Massachusetts           Virginia

FUND MANAGEMENT

BUYING AND SELLING SHARES

    How and when do the Funds price  their  shares?
    How do I buy shares?
    Which class of shares is best for me?
    How do I sell shares?
    Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

    What about dividends and capital gain distributions?
    What about taxes?
    How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS


    Tax-Exempt Money Market Fund
    Insured Intermediate Tax Exempt Fund
    Insured Tax Exempt Fund
    Single State Insured Tax Free Funds


           New York                Michigan
           Arizona                 Minnesota
           California              Missouri
           Colorado                New Jersey
           Connecticut             North Carolina
           Florida                 Ohio
           Georgia                 Oregon
           Maryland                Pennsylvania
           Massachusetts           Virginia

                                  INTRODUCTION



This prospectus describes the First Investors Funds that invest primarily in tax exempt municipal bonds and the Tax-Exempt Money Market Fund.


Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

If you are interested in a municipal bond fund that diversifies its assets nationally among bonds of different states, you should consider Insured Intermediate Tax Exempt ("Intermediate Tax Exempt") and Insured Tax Exempt ("Tax Exempt"). If you are interested in a municipal bond fund that invests primarily in the bonds of a single state, you should consider one of our 18 single state insured tax exempt funds. Seventeen of these single state insured tax exempt funds are individual funds within the Multi-State Insured Tax Free Fund. The eighteenth is the New York Insured Tax Free Fund.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

                                FUND DESCRIPTIONS


                          TAX-EXEMPT MONEY MARKET FUND

                                    OVERVIEW

Objective:            The Fund seeks to earn a high rate of current  income that
                      is  exempt  from  Federal   income  tax,   including   the
                      Alternative Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Primary
Investment
Strategies:           The Fund  invests  primarily in high  quality,  short-term municipal  instruments  that the Fund  determines  present minimal  credit  risk.  The Fund  attempts  to  limit  its investments  to  instruments  which pay  interest  that is exempt from  federal  income tax,  including  the AMT. The
                      Fund's   portfolio   is   managed   to   meet   regulatory
                      requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share.  These  regulatory requirements include stringent credit quality standards on
                      investments,   limits  on  the   maturity  of   individual
                      investments and the dollar-weighted average maturity of the entire portfolio, and diversification requirements.

Primary
Risks: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all money market funds:

                      o The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

                      o The Fund's yield will change daily based upon changes in interest rates and other market conditions.

                      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                      Who should consider buying the Tax-Exempt Money Market Fund ?

                      The Tax-Exempt Money Market Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

                      o Are seeking income that is exempt from federal income tax, including the AMT, and

                      o Are seeking a conservative investment that provides a high degree of credit quality.

                      The Fund is generally not appropriate for retirement accounts or investors in low tax brackets.

                           How has the Tax-Exempt Money Market Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses.


     TAX-EXEMPT MONEY MARKET

[OBJECT OMITTED]

During the periods shown, the highest quarterly return was 1.32% (for the quarter ended December 31, 1990), and the lowest quarterly return was 0.42% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows the average annual total returns for Class A shares and Class B shares as of December 31, 1999. This table assumes that the maximum contingent deferred sales charge ("CDSC") on Class B shares was paid.


                                                              Inception
                                                              Class B Shares
                     1 Year*      5 Years*      10 Years*     (1/12/95)

Class A Shares       2.61%          3.35%        3.00%            N/A
Class B Shares      (0.44)%          N/A         N/A             1.69%
* The annual returns are based upon calendar years.

       What are the fees and expenses of the Tax-Exempt Money Market Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                          Class A      Class B
                                                          Shares       Shares
                                                          -------      -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).................. None         None
Maximum deferred sales charge (load)
     (as a percentage of the lower of purchase
price or redemption price)........................... .... None         4%*

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                             DISTRIBUTION                        TOTAL
                                             AND SERVICE                      ANNUAL FUND
                            MANAGEMENT         (12B-1)           OTHER          OPERATING      EXPENSE           NET
                               FEES            FEES (1)        EXPENSES(2)      EXPENSES(3)  ASSUMPTION(2)     EXPENSES(3)
                            ---------        ------------      -----------     -----------   -------------     -----------

Class A Shares  .  . . .       0.50%           0.00%              0.70%            1.20%         0.40%            0.80%
Class B Shares  .  . . .       0.50%           0.75%              0.70%            1.95%         0.40%            1.55%


*Class B shares can only be acquired through an exchange from Class B shares of another First Investors Fund. When shares are so acquired, the CDSC imposed on the other Fund's Class B shares carries over to the Fund's shares. The CDSC is 4% in the first year and declines to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.
(1) Because the Fund pays Rule 12b-1 fees on its Class B shares, long-term Class B shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. There are currently no Rule 12b-1 fees of Class A shares of the Fund.
(2) For the fiscal year ended December 31, 1999, the Adviser assumed Other Expenses in excess of 0.30%. The Adviser has contractually agreed with the Fund to assume Other Expenses in excess of 0.30% for the fiscal year ending December 31, 2000.
(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                              One Year   Three Years    Five Years    Ten Years
If you redeem your shares:
Class A shares                   $82        $341           $ 621       $1,419
Class B shares                  $558        $874          $1,215       $2,047*

If you do not redeem your shares:
Class A shares                     $ 82     $341     $   621     $1,419
Class B shares                     $158     $574     $1,015      $2,047*
*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

             What are the Tax-Exempt Money Market Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE: The Fund seeks to earn a high rate of current income that is exempt from Federal income tax, including the AMT, consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high quality short-term municipal instruments ("Municipal Securities") that are determined by the Fund's Adviser to present minimal credit risk. The Fund invests at least 80% of its total assets in Municipal Securities which pay interest that is exempt from federal income tax, including the AMT. Municipal Securities are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests significantly in variable rate demand notes and bonds. These investments may have maturities of more than thirteen months, but have demand features which allow the holder to demand payment of principal plus accrued interest within a period of 397 days or less. The demand features have the effect of reducing the maturities of the instruments and qualifying them as eligible investments for the Fund. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the Fund's income when interest rates fall.

The Fund also buys investments backed by credit enhancements, such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the Fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. A risk of investing in investments backed by a letter of credit is that the company issuing the letter of credit will not be able to fulfill its obligations to the Fund.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the issuer's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Up to 20% of the Fund's net assets may be invested in high quality fixed-income obligations, the interest on which is subject to Federal income tax, including the AMT. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 per share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of owning the Tax-Exempt Money Market Fund:

INTEREST RATE RISK: Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating rate and variable rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

CREDIT RISK: A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the risk (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S.
Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields. The amount of information about the financial condition of issuers of tax exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

In the case of a money market instrument that is supported by a credit enhancement, the credit quality of the investment depends upon the credit quality of the party which provides the enhancement. The Fund's ability to maintain a stable share price may depend on these credit enhancements, which are not backed by federal deposit insurance.

                      INSURED INTERMEDIATE TAX EXEMPT FUND

                                    OVERVIEW

OBJECTIVE:            The Fund seeks a high  level of  interest  income  that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

PRIMARY
INVESTMENT

STRATEGIES:           The Fund  invests in municipal  bonds and other  Municipal
                      Securities ("Municipal Securities") that pay interest that is exempt from federal income tax,  including the AMT. The
                      Fund  invests  primarily  in  municipal  bonds  which  are insured as to timely  payment of interest and principal by independent  insurance companies that are rated in the top rating  category by a  nationally  recognized  statistical rating  organization,  such as Moody's Investors  Service,
                      Inc. ("Moody's").  The Fund invests primarily in municipal
                      bonds  with  intermediate  maturities.   These  bonds  are
                      generally  less  volatile  but also  lower  yielding  than long-term municipal bonds. Under normal market conditions,
                      the  Fund   attempts  to  maintain  a  portfolio   with  a
                      dollar-weighted average maturity of between three and ten years.


Primary
Risks: The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile in price than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund primarily invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund, or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  Who should consider buying the Insured Intermediate Tax Exempt Fund?

                      The Insured Intermediate Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                      o Are seeking a conservative investment which provides a high degree of credit quality,

                      o Are seeking income that is exempt from federal income tax, including the AMT, and

                      o Are seeking a higher level of tax exempt income than is available from a tax exempt money market fund and are willing to assume some market volatility to achieve this goal.

                      The Insured Intermediate Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts.
                      Different tax rules apply to corporations and other entities.

           How has the Insured Intermediate Tax Exempt Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.


The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

                        INSURED INTERMEDIATE TAX EXEMPT


                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 5.34% (for the quarter ended March 31, 1995), and the lowest quarterly return was -3.70% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 1999. This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The Lehman Index is a total return performance benchmark for the investment grade tax exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                             Inception          Inception
                                             Class A Shares     Class B Shares
                    1 Year*     5 Years*     11/22/93)          (1/12/95)

Class A Shares      (5.76)%     5.00%        3.71%              N/A
Class B Shares      (4.48)%     N/A          N/A                5.00%
Lehman Index        (2.06)%     6.90%        5.06%**            6.90%***
*    The annual returns are based upon calendar years.

** The average annual total return shown is for the period 11/30/93 to 12/31/99. *** The average annual total return shown is for the period 1/1/95 to 12/31/99



   What are the fees and expenses of the Insured Intermediate Tax Exempt Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                           Class A      Class B
                                                           Shares       Shares
                                                           -------      -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).................   6.25%        None
Maximum deferred sales charge (load)
     (as a percentage of the lower of purchase
     price or redemption price)..........................   None*         4%**

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                          Distribution                       Total
                                          and Service                     Annual Fund    Fee Waivers and/or
                           Management       (12b-1)         Other          Operating          Expense             Net
                               Fees(1)      Fees (2)      Expenses(3)     Expenses(4)       Assumptions        Expenses(4)
                           ---------      ------------    -----------     -----------       -----------        -----------
                                                                                            (1),(2),(3)
                                                                                            -----------
Class  A  Shares  ......     0.60%           0.30%         0.28%             1.18%            0.43%               0.75%
Class  B  Shares  ......     0.60%           1.00%         0.28%             1.88%            0.38%               1.50%


*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

(1) For the fiscal year ended December 31, 1999, the Adviser waived Management Fees in excess of 0.40%. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.40% for the fiscal year ending December 31, 2000.
(2) For the fiscal year ended December 31, 1999, the Adviser waived all 12b-1 fees on Class A shares. The Adviser has contractually agreed with the Fund to waive 12b-1 Fees in excess of 0.25% on Class A shares for the fiscal year ending December 31, 2000. Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) For the fiscal year ended December 31, 1999, the Adviser assumed Other Expenses in excess of 0.10%. The Adviser has contractually agreed with the Fund to assume Other Expenses in excess of 0.10% for the fiscal year ending December 31, 2000.

(4) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.


EXAMPLE
This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                          ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS
                                          --------        -----------       ----------         ---------

If you redeem your shares:
Class A shares                             $697              $936             $1,195            $1,931
Class B shares                             $553              $854             $1,181            $1,987*

If you do not redeem your shares:
Class A shares                             $697              $936             $1,195            $1,931
Class B shares                             $153              $554             $   981           $1,987*
*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL


What are the Insured Intermediate Tax Exempt Fund's objective, principal investment strategies, and principal risks?


OBJECTIVE: The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its total assets in municipal bonds and other types of Municipal Securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal bonds and Municipal Securities are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.


All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase bonds and other Municipal Securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While every municipal bond purchased by the Fund must be insured, the Fund is allowed to invest up to 35% of its assets in securities that are not insured. (In other words, at least 65% of the Fund's assets must be insured.) In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.


The Fund follows the strategy of investing in intermediate term municipal bonds, which are generally less volatile in price but offer less yield than longer term bonds. Under normal market conditions, the Fund will attempt to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling Municipal Securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing Municipal Securities with shorter maturities or selling Municipal Securities with longer maturities.


In selecting investments, the Fund considers coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Intermediate Tax Exempt Fund:

INTEREST RATE RISK: The market values of Municipal Securities are affected by changes in interest rates. When interest rates rise, the market values of Municipal Securities decline, and when interest rates decline, the market values of Municipal Securities increase. The price volatility of Municipal Securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, Municipal Securities with longer maturities and durations generally offer higher yields than Municipal Securities with shorter maturities and durations.


Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of the Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds or the share price of the Fund.

MARKET RISK: The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                             INSURED TAX EXEMPT FUND

                                    OVERVIEW

OBJECTIVE:            The Fund seeks a high  level of  interest  income  that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

PRIMARY
INVESTMENT

STRATEGIES:           The Fund  invests in municipal  bonds and other  Municipal
                      Securities  that pay interest  that is exempt from federal income tax,  including the AMT. The Fund invests primarily in municipal  bonds that are insured as to timely  payment
                      of  interest  and  principal  by   independent   insurance
                      companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The
                      Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund invests in variable rate and floating rate municipal notes, including "inverse floaters."


PRIMARY
RISKS: The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund primarily invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

             Who should consider buying the Insured Tax Exempt Fund?

                      The Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:


                         o  Are  seeking a  relatively  conservative  investment
                            which  provides a high degree of credit  quality,
                         o  Are  seeking  income  that is  exempt  from  federal
                            income tax, including the AMT,
                        o Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

                         o Have a long-term investment horizon and are able to ride out market cycles.

                      The Insured Tax Exempt Fund is generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

                 How has the Insured Tax Exempt Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.


The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

                               INSURED TAX EXEMPT

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 6.44% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.43% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 1999. This table assumes that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                                           Inception
                                                           Class B Shares
                  1 Year*    5 Years*      10 Years*       (1/12/95)


Class A Shares    (9.62)%    4.26%         4.93%            N/A
Class B Shares    (8.14%)    N/A           N/A              4.40%
Lehman Index      (2.06)%    6.90%         6.88%            6.90%**
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.


         What are the fees and expenses of the Insured Tax Exempt Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                            Class A      Class B
                                                            Shares       Shares
                                                            ------       ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)................    6.25%        None
Maximum deferred sales charge (load)
     (as a percentage of the lower of purchase
     price or redemption price).........................    None*        4%**

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                       DISTRIBUTION                 TOTAL
                                       AND SERVICE               ANNUAL FUND
                         MANAGEMENT      (12B-1)         OTHER    OPERATING
                           FEES          FEES (1)     EXPENSES   EXPENSES(2)
                         --------       ---------     --------   -----------


Class  A  Shares  ....      0.70%         0.27%        0.15%        1.12%
Class  B  Shares  ....      0.70%         1.00%        0.15%        1.85%

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.
(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(2) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses.

EXAMPLE
This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   ONE YEAR        THREE YEARS       FIVE YEARS      TEN YEARS

If you redeem your shares:
Class A shares                       $732             $959             $1,203          $1,903
Class B shares                       $588             $882             $1,201          $1,978*

If you do not redeem your shares:
Class A shares                       $732             $959             $1,203          $1,903
Class B shares                       $188             $582             $1,001          $1,978*
*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL


     What are the Insured Tax Exempt Fund's objective, principal investment strategies, and principal risks?


OBJECTIVE:   The Fund seeks a high level of interest income  that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its total assets in municipal bonds that pay interest that is exempt from federal income tax, including the AMT. The Fund may also invest in other types of Municipal Securities ("Municipal Securities"). Municipal Securities include, private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal bonds and other Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.


All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase bonds and other Municipal Securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While every municipal bond purchased by the Fund must be insured, the Fund is allowed to invest up to 20% of its assets in securities that are not insured. (In other words, at least 80% of the Fund's assets must be insured.) In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.


The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate- term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling Municipal Securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing Municipal Securities with shorter maturities or selling Municipal Securities with longer maturities.

The Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." These securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Tax Exempt Fund:

INTEREST RATE RISK: The market value of Municipal Securities is affected by changes in interest rates. When interest rates rise, the market values of Municipal Securities decline, and when interest rates decline, the market values of Municipal Securities increase. The price volatility of Municipal Securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, Municipal Securities with longer maturities and durations generally offer higher yields than Municipal Securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 20% of the Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

MARKET RISK: The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

DERIVATIVE SECURITIES RISK: Because the Fund invests in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

                       SINGLE STATE INSURED TAX FREE FUNDS

                                    OVERVIEW


OBJECTIVE:            The New York  Insured  Tax Free Fund ("New York Fund") and
                      each  fund  of  the  Multi-State  Insured  Tax  Free  Fund
                      (collectively  with the New York Fund,  the "Single  State
                      Insured Tax Free Funds" or "Funds") seek a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state.
                      Each Fund also seeks income that is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").


PRIMARY
INVESTMENT
STRATEGIES:           Each  Fund  invests  in  municipal   bonds  and  Municipal
                      Securities  that pay interest  that is exempt from federal income  tax,  including  the  federal  AMT, as well as any applicable  income  tax  for  individual  residents  of  a particular  state.  Each Fund concentrates its investments in municipal bonds issued by a single state.  For example, the New York Fund invests  primarily in New York Municipal
                      Securities,  the New Jersey Fund invests  primarily in New
                      Jersey Municipal  Securities,  and so on. Each Fund, other
                      than  the  Minnesota   Fund,  also  invests  in  Municipal
                      Securities   that  are   issued  by  U.S.   commonwealths,
                      possessions or territories as long as they do not produce income that is subject to state income tax. The Minnesota
                      Fund only  invests in Minnesota  obligations.  The Florida
                      Fund invests only in municipal bonds that are not subject to the Florida intangible personal property tax. The Funds generally invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc.
                      ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. The New York
                      Fund invests in variable rate and floating rate municipal notes, including "inverse floaters."


PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. Since each Fund invests primarily in the Municipal Securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

                      AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        Who should consider buying a Single State Insured Tax Free Fund?

                      A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                      o Are seeking a relatively conservative investment which provides a high degree of credit quality,


                      o Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for individual residents of a particular state,


                      o Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

                      o Have a long-term investment horizon and are able to ride out market cycles.

                      The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

           How have the Single State Insured Tax Free Funds performed?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.


Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares for each of the last ten calendar years, or from year to year over the life of the Fund, if shorter. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 1999. The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                    NEW YORK

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 6.70% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.68% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                       Inception
                                                       Class B Shares
                  1 Year*    5 Years*    10 Years*     (1/12/95)

New York Fund
-------------
Class A Shares    (9.69)%    4.09%       5.00%          N/A
Class B Shares    (8.17)%    N/A         N/A            4.22%
Lehman Index      (2.06)%    6.90%       6.88%          6.90%**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    ARIZONA


                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 8.03%(for the quarter ended March 31, 1995), and the lowest quarterly return was -6.24% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                  Inception
                                                Inception         Class B Shares
                       1 Year*    5 Years*      Class A Shares    (1/12/95)

ARIZONA FUND
------------
Class A Shares+       (8.02)%     5.56%         6.09%             N/A
Class B Shares        (6.49)%     N/A           N/A               5.57%
Lehman Index          (2.06)%     6.90%         7.00%++           6.90%**
+   Class A shares commenced operations on 11/1/90.

++ The average annual total return shown is for the period 10/31/90 to 12/31/99.
*  The annual returns are based upon calendar  years.
** The average annual total
   return shown is for the period 1/1/95 to 12/31/99.

                                   CALIFORNIA

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.28% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.57% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                       Inception
                                                       Class B Shares
                  1 Year*    5 Years*    10 Years*     (1/12/95)

CALIFORNIA FUND
---------------
Class A Shares    (8.93)%    5.44%       6.10%         N/A
Class B Shares    (7.52)%    N/A         N/A           5.43%
Lehman Index      (2.06)%    6.90%       6.88%         6.90%**

* The annual returns are based upon calendar years.

** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    COLORADO


                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.79% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.51% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                                                            Inception
                                          Inception         Class B Shares
                   1 Year*   5 Years*     Class A Shares    (1/12/95)

COLORADO FUND
-------------
Class A Shares+   (8.29)%    5.68%         5.57%             N/A
Class B Shares    (6.85)%    N/A           N/A               5.72%
Lehman Index      (2.06)%    6.90%         6.31%++           6.90%**

+   Class A shares commenced operations on 5/4/92.
++  The average annual total return shown is for the period 4/30/92 to 12/31/99.
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                  CONNECTICUT


                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.41% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.33% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


                                                             Inception
                                           Inception         Class B Shares
                  1 Year*    5 Years*      Class A Shares    (1/12/95)

CONNECTICUT FUND
----------------
Class A Shares+   (8.06)%    5.16%         5.57%             N/A
Class B Shares    (6.56)%    N/A           N/A               5.21%
Lehman Index      (2.06)%    6.90%         7.15%++           6.90%**

+  Class A shares commenced operations on 10/8/90.
++ The average annual total return shown is for the period 9/30/90 to 12/31/99.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99. ** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    FLORIDA

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.39% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.76% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                              Inception
                                           Inception          Class B Shares
                  1 Year*    5 Years*      Class A Shares     (1/12/95)

FLORIDA FUND
------------
Class A Shares+   (9.02)%    5.28%         6.03%               N/A
Class B Shares    (7.50)%    N/A           N/A                 5.40%
Lehman Index      (2.06)%    6.90%         7.15%++             6.90%**

+  Class A shares commenced operations on 10/5/90.
++ The average annual total return shown is for the period 9/30/90 to 12/31/99.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    GEORGIA

                                [OBJECT OMITTED]

During the periods shown, the highest quarterly return was 7.19%
(for the quarter ended March 31, 1995), and the lowest quarterly return was -5.48% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.



                                                              Inception
                                            Inception         Class B Shares
                  1 Year*    5 Years*       Class A Shares    (1/12/95)

GEORGIA FUND
------------
Class A Shares+   (9.08)%    5.46%          5.41%             N/A
Class B Shares    (7.63)%    N/A            N/A               5.50%
Lehman Index      (2.06)%    6.90%          6.31%++           6.90%**

+  Class A shares commenced operations on 5/1/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/99.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    MARYLAND

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.02% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.79% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


                                                                  Inception
                                                 Inception        Class B Shares
                      1 Year*      5 Years*      Class A Shares   (1/12/95)
MARYLAND FUND
-------------

Class A Shares+       (8.64)%       5.29%          5.87%             N/A
Class B Shares        (7.20)%       N/A            N/A               5.38%
Lehman Index          (2.06)%       6.90%          7.15%++           6.90%**
+  Class A shares commenced operations on 10/8/90.
++ The average annual total return shown is for the period 9/30/90 to 12/31/99.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                 MASSACHUSETTS

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 6.54% (for the quarter ended March 31, 1995), and the lowest quarterly return was -4.80% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                               Inception
                                                               Class B Shares
                     1 Year*      5 Years*     10 Years*       (1/12/95)

MASSACHUSETTS FUND
------------------
Class A Shares       (8.48)%       4.71%         5.72%           N/A
Class B Shares       (7.06)%       N/A           N/A             4.78%
Lehman Index         (2.06)%       6.90%         6.88%           6.90%**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    MICHIGAN

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.48% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.94% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                        Inception
                                                        Class B Shares
                 1 Year*    5 Years*     10 Years*      (1/12/95)

MICHIGAN FUND
-------------
Class A Shares    (8.70)%    5.07%       6.09%          N/A
Class B Shares    (7.21)%    N/A         N/A            5.11%
Lehman Index      (2.06)%    6.90%       6.88%          6.90%**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                   MINNESOTA

                                [OBJECT OMITTED]

During the periods shown, the highest quarterly return was 6.88% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.56% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                      Inception
                                                      Class B Shares
                  1 Year*    5 Years*   10 Years*     (1/12/95)
MINNESOTA FUND
--------------
Class A Shares    (7.78)%    4.94%      5.59%         N/A
Class B Shares    (6.36)%    N/A        N/A           5.03%
Lehman Index      (2.06)%    6.90%      6.88%         6.90%**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    MISSOURI

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.76% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                             Inception
                                            Inception        Class B Shares
                    1 Year*     5 Years*    Class A Shares   (1/12/95)

MISSOURI FUND
-------------

Class A Shares+     (8.11)%     5.70%       5.38%            N/A
Class B Shares      (6.67)%     N/A         N/A              5.70%
Lehman Index        (2.06)%     6.90%       6.31%++          6.90%**

+  Class A shares commenced operations on 5/4/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/99.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                   NEW JERSEY

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 6.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.36 % (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                         Inception
                                                         Class B Shares
                   1 Year*     5 Years*    10 Years*     (1/12/95)

NEW JERSEY FUND
---------------
Class A Shares     (8.19)%     4.82%       5.83%         N/A
Class B Shares     (6.74)%     N/A         N/A           4.82%
Lehman Index       (2.06)%     6.90%       6.88%         6.90%**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                 NORTH CAROLINA

                                [OBJECT OMITTED]

During the periods shown, the highest quarterly return was 7.85% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.89% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                              Inception         Class B Shares
                      1 Year*     5 Years*    Class A Shares    (1/12/95)

NORTH CAROLINA FUND
-------------------
Class A Shares+       (8.46)%     5.66%       5.09%             N/A
Class B Shares        (7.06)%     N/A         N/A               5.69%
Lehman Index          (2.06)%     6.90%       6.31%++           6.90%**

+ Class A shares commenced operations on 5/4/92.

++ The average  annual total return shown is for the period 4/30/92 to 12/31/99.
* The annual returns are based upon calendar years. ** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                      OHIO

                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 7.29% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.77% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                  Inception
                                                  Class B Shares
                  1 Year*    5 Years*  10 Years*  (1/12/95)

OHIO FUND
---------
Class A Shares    (7.93)%    5.20%     6.05%      N/A
Class B Shares    (6.49)%    N/A       N/A        5.21%
Lehman Index      (2.06)%    6.90%     6.88%      6.90%**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                     OREGON

                                [OBJECT OMITTED]

During the periods shown, the highest quarterly return was 7.62% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.85% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                            Inception
                                           Inception        Class B Shares
                 1 Year*      5 Years*     Class A Shares   (1/12/95)

OREGON FUND
-----------
Class A Shares+  (8.07)%      5.63%        4.96%            N/A
Class B Shares   (6.74)%      N/A          N/A              5.65%
Lehman Index     (2.06)%      6.90%        6.31%++          6.90%**
+ Class A shares commenced operations on 5/4/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/99.
* The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                  PENNSYLVANIA

                                [OBJECT OMITTED]

During the periods shown, the highest quarterly return was 7.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.90% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


                                                              Inception
                                            Inception         Class B Shares
                    1 Year*     5 Years*    Class A Shares    (1/12/95)

PENNSYLVANIA FUND
-----------------

Class A Shares+     (8.32)%     5.18%       5.94%             N/A
Class B Shares      (6.91)%     N/A         N/A               5.25%
Lehman Index        (2.06)%     6.90%       7.16%++           6.90%**
+  Class A shares commenced operations on 4/30/90.
++ The average annual total return shown is for the period 4/30/90 to 12/31/99.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

                                    VIRGINIA

                                [OBJECT OMITTED]

During the periods shown, the highest quarterly return was 7.27% (for the quarter ended March 31, 1995), and the lowest quarterly return was -7.82% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                              Inception
                                            Inception         Class B Shares
                 1 Year*      5 Years*      Class A Shares    (1/12/95)

VIRGINIA FUND
-------------

Class A Shares+  (8.68)%      5.03%         5.80%             N/A
Class B Shares   (7.30)%      N/A           N/A               5.06%
Lehman Index     (2.06)%      6.90%         7.16%++           6.90%**
+  Class A shares commenced operations on 4/30/90.
++ The average annual total return shown is for the period 4/30/90 to 12/31/99.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/99.

   What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                         Class A           Class B
Shareholder fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)................................  6.25%            None
Maximum deferred sales charge (load)
     (as a percentage of the lower of purchase
     price or redemption price).........................................  None*            4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

Annual Fund operating expenses
(expenses that are deducted from Fund assets)


                                               DISTRIBUTION                       TOTAL         FEE WAIVERS
                                               AND SERVICE                     ANNUAL FUND    AND/OR EXPENSE
                               MANAGEMENT      (12B-1)        OTHER             OPERATING      ASSUMPTIONS
                                FEES ( 1)      FEES (2)       EXPENSES(3)     EXPENSES(4)       (1), (3)      NET EXPENSES(4)
                               ---------       --------       -----------     -----------       --------      ---------------
NEW YORK FUND
-------------
Class A Shares                    0.75%         0.30%             0.16%         1.21%          0.12%            1.09%
Class B Shares                    0.75%         1.00%             0.16%         1.91%          0.12%            1.79%


ARIZONA FUND
------------
Class A Shares                    0.75%         0.20%             0.20%         1.15%          0.50%            0.65%
Class B Shares                    0.75%         1.00%             0.20%         1.95%          0.50%            1.45%


CALIFORNIA FUND
---------------
Class A Shares                    0.75%         0.20%             0.22%         1.17%          0.52%            0.65%
Class B Shares                    0.75%         1.00%             0.22%         1.97%          0.52%            1.45%


COLORADO FUND
-------------
Class A Shares                    0.75%         0.20%             0.33%         1.28%          0.78%            0.50%
Class B Shares                    0.75%         1.00%             0.33%         2.08%          0.78%            1.30%


CONNECTICUT FUND
----------------
Class A Shares                    0.75%         0.20%             0.20%         1.15%          0.35%            0.80%
Class B Shares                    0.75%         1.00%             0.20%         1.95%          0.35%            1.60%


FLORIDA FUND
------------
Class A Shares                    0.75%         0.20%             0.17%         1.12%          0.32%            0.80%
Class B Shares                    0.75%         1.00%             0.17%         1.92%          0.32%            1.60%


GEORGIA FUND
------------
Class A Shares                    0.75%         0.20%             0.24%         1.19%          0.69%            0.50%
Class B Shares                    0.75%         1.00%             0.24%         1.99%          0.69%            1.30%


                                               DISTRIBUTION                       TOTAL         FEE WAIVERS
                                               AND SERVICE                     ANNUAL FUND    AND/OR EXPENSE
                               MANAGEMENT      (12B-1)        OTHER             OPERATING      ASSUMPTIONS
                                FEES ( 1)      FEES (2)       EXPENSES(3)     EXPENSES(4)       (1), (3)      NET EXPENSES(4)
                               ---------       --------       -----------     -----------       --------      ---------------

MARYLAND FUND
-------------
Class A Shares                    0.75%         0.20%             0.20%         1.15%          0.50%            0.65%
Class B Shares                    0.75%         1.00%             0.20%         1.95%          0.50%            1.45%


MASSACHUSETTS FUND
------------------
Class A Shares                    0.75%         0.20%             0.20%         1.15%          0.35%            0.80%
Class B Shares                    0.75%         1.00%             0.20%         1.95%          0.35%            1.60%


MICHIGAN FUND
-------------
Class A Shares                    0.75%         0.20%             0.17%         1.12%          0.25%            0.87%
Class B Shares                    0.75%         1.00%             0.17%         1.92%          0.25%            1.67%


MINNESOTA FUND
--------------
Class A Shares                    0.75%         0.20%             0.30%         1.25%          0.75%            0.50%
Class B Shares                    0.75%         1.00%             0.30%         2.05%          0.75%            1.30%


MISSOURI FUND
-------------
Class A Shares                    0.75%         0.20%             0.55%         1.50%          1.00%            0.50%
Class B Shares                    0.75%         1.00%             0.55%         2.30%          1.00%            1.30%


NEW JERSEY FUND
---------------
Class A Shares                    0.75%         0.20%             0.17%         1.12%          0.15%            0.97%
Class B Shares                    0.75%         1.00%             0.17%         1.92%          0.15%            1.77%


NORTH CAROLINA FUND
-------------------
Class A Shares                    0.75%         0.20%             0.29%         1.24%          0.74%            0.50%
Class B Shares                    0.75%         1.00%             0.29%         2.04%          0.74%            1.30%


OHIO FUND
---------
Class A Shares                    0.75%         0.20%             0.22%         1.17%          0.37%            0.80%
Class B Shares                    0.75%         1.00%             0.22%         1.97%          0.37%            1.60%


OREGON FUND
-----------
Class A Shares                    0.75%         0.20%             0.26%         1.21%          0.56%            0.65%
Class B Shares                    0.75%         1.00%             0.26%         2.01%          0.56%            1.45%


PENNSYLVANIA FUND
-----------------
Class A Shares                    0.75%         0.20%             0.16%         1.11%          0.25%            0.86%
Class B Shares                    0.75%         1.00%             0.16%         1.91%          0.25%            1.66%


VIRGINIA FUND
-------------
Class A Shares                    0.75%         0.20%             0.22%         1.17%          0.37%            0.80%
Class B Shares                    0.75%         1.00%             0.22%         1.97%          0.37%            1.60%


(1) For the fiscal year ended December 31, 1999, the Adviser waived Management Fees as follows: in excess of 0.63% for New York Fund; in excess of 0.30% for Arizona Fund; in excess of 0.50% for California Fund; in excess of 0.30% for Colorado Fund; in excess of 0.50% for Connecticut Fund; in excess of 0.50% for Florida Fund; in excess of 0.30% for Georgia Fund; in excess of 0.30% for Maryland Fund; in excess of 0.50% for Massachusetts Fund; in excess of 0.50% for Michigan Fund; in excess of 0.30% for Minnesota Fund;

     in excess of 0.30% for Missouri Fund; in excess of 0.60% for New Jersey Fund; in excess of 0.30% for North Carolina Fund; in excess of 0.50% for Ohio Fund; in excess of 0.30% for Oregon Fund; in excess of 0.50% for Pennsylvania Fund; and in excess of 0.50% for Virginia Fund. The Adviser has contractually agreed with the Funds to waive Management Fees for the fiscal year ending December 31, 2000 as follows: in excess of 0.63% for New York Fund; in excess of 0.35% for Arizona Fund; in excess of 0.35% for California Fund; in excess of 0.30% for Colorado Fund; in excess of 0.50% for Connecticut Fund; in excess of 0.50% for Florida Fund; in excess of 0.30% for Georgia Fund; in excess of 0.35% for Maryland Fund; in excess of 0.50% for Massachusetts Fund; in excess of 0.50% for Michigan Fund; in excess of 0.30% for Minnesota Fund; in excess of 0.30% for Missouri Fund; in excess of 0.60% for New Jersey Fund; in excess of 0.35% for North Carolina Fund; in excess of 0.50% for Ohio Fund; in excess of 0.35% for Oregon Fund; in excess of 0.50% for Pennsylvania Fund; and in excess of 0.50% for Virginia Fund.
(2) Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) For the fiscal year ended December 31, 1999, the Adviser assumed Other Expenses of certain Funds as follows: in excess of 0.0% for Arizona Fund; in excess of 0.10% for California Fund; in excess of 0.0% for Colorado Fund; in excess of 0.10% for Connecticut Fund; in excess of 0.10% for Florida Fund; in excess of 0.0% for Georgia Fund; in excess of 0.0% for Maryland Fund; in excess of 0.10% for Massachusetts Fund; in excess of 0.0% for Minnesota Fund; in excess of 0.0% for Missouri Fund; in excess of 0.0% for North Carolina Fund; in excess of 0.10% for Ohio Fund; in excess of 0.0% for Oregon Fund; and in excess of 0.10% for Virginia Fund. The Adviser has contractually agreed with the Multi-State Insured Tax Free Fund to assume the Other Expenses of certain of the Funds for the fiscal year ending December 31, 2000 as follows: in excess of 0.10% for Arizona Fund; in excess of 0.10% for California Fund; in excess of 0.0% for Colorado Fund; in excess of 0.10% for Connecticut Fund; in excess of 0.10% for Florida Fund; in excess of 0.0% for Georgia Fund; in excess of 0.10% for Maryland Fund; in excess of 0.10% for Massachusetts Fund; in excess of 0.0% for Minnesota Fund; in excess of 0.0% for Missouri Fund; in excess of 0.0% for North Carolina Fund; in excess of 0.10% for Ohio Fund; in excess of 0.10% for Oregon Fund; and in excess of 0.10% for Virginia Fund.
(4) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                         ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS
                                         --------        -----------       ----------         ---------

If you redeem your shares:
NEW YORK FUND
-------------
Class A shares                             $729             $974             $1,238            $1,989
Class B shares                             $582             $888             $1,220            $2,041*

ARIZONA FUND
------------
Class A shares                             $687             $921             $1,173            $1,893
Class B shares                             $548             $864             $1,206            $2,026*



                                       44


                                         ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS
                                         --------        -----------       ----------         ---------
CALIFORNIA FUND
---------------
Class A shares                             $687             $925             $1,181           $1,913
Class B shares                             $548             $868             $1,214           $2,046*

COLORADO FUND
-------------
Class A shares                             $673             $933             $1,213            $2,009
Class B shares                             $532             $876             $1,247            $2,142*

CONNECTICUT FUND
----------------
Class A shares                             $702             $935             $1,187            $1,906
Class B shares                             $563             $878             $1,220            $2,039*

FLORIDA FUND
------------
Class A shares                             $702             $929             $1,174            $1,876
Class B shares                             $563             $872             $1,207            $2,009*

GEORGIA FUND
------------
Class A shares                             $673             $915             $1,176            $1,920
Class B shares                             $532             $858             $1,209            $2,053*

MARYLAND FUND
-------------
Class A shares                             $687             $921             $1,173            $1,893
Class B shares                             $548             $864             $1,206            $2,026*

MASSACHUSETTS FUND
------------------
Class A shares                             $702             $935             $1,187            $1,906
Class B shares                             $563             $878             $1,220            $2,039*

MICHIGAN FUND
-------------
Class A shares                             $708             $935             $1,181            $1,882
Class B shares                             $570             $879             $1,214            $2,015*

MINNESOTA FUND
--------------
Class A shares                             $673             $927             $1,201            $1,980
Class B shares                             $532             $870             $1,234            $2,113*

MISSOURI FUND
-------------
Class A shares                             $673             $977             $1,303            $2,223
Class B shares                             $532             $922             $1,339            $2,356*

NEW JERSEY FUND
---------------
Class A shares                             $718             $945             $1,190            $1,890
Class B shares                             $580             $889             $1,223            $2,023*

NORTH CAROLINA FUND
-------------------
Class A shares                             $673             $925             $1,197            $1,970
Class B shares                             $532             $868             $1,230            $2,103*

OHIO FUND
---------
Class A shares                             $702             $939             $1,195            $1,926
Class B shares                             $563             $883             $1,228            $2,058*



                                       45

                                         ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS
                                         --------        -----------       ----------         ---------

OREGON FUND
-----------
Class A shares                             $687             $933             $1,198            $1,953
Class B shares                             $548             $876             $1,231            $2,086*

PENNSYLVANIA FUND
-----------------
Class A shares                             $707             $933             $1,176            $1,871
Class B shares                             $569             $876             $1,208            $2,004*

VIRGINIA FUND
-------------
Class A shares                             $702             $939             $1,195            $1,926
Class B shares                             $563             $883             $1,228            $2,058*


If you do not redeem your shares:

NEW YORK FUND
-------------
Class A shares                             $729             $974             $1,238            $1,989
Class B shares                             $182             $588             $1,020            $2,041*

ARIZONA FUND
------------
Class A shares                             $687             $921             $1,173            $1,893
Class B shares                             $148             $564             $1,006            $2,026*

CALIFORNIA FUND
---------------
Class A shares                             $687             $925             $1,181            $1,913
Class B shares                             $148             $568             $1,014            $2,046*

COLORADO FUND
-------------
Class A shares                             $673             $933             $1,213            $2,009
Class B shares                             $132             $576             $1,047            $2,142*

CONNECTICUT FUND
----------------
Class A shares                             $702             $935             $1,187            $1,906
Class B shares                             $163             $578             $1,020            $2,039*

FLORIDA FUND
------------
Class A shares                             $702             $929             $1,174            $1,876
Class B shares                             $163             $572             $1,007            $2,009*

GEORGIA FUND
------------
Class A shares                             $673             $915             $1,176            $1,920
Class B shares                             $132             $558             $1,009            $2,053

MARYLAND FUND
-------------
Class A shares                             $687             $921             $1,173            $1,893
Class B shares                             $148             $564             $1,006            $2,026*

MASSACHUSETTS FUND
------------------
Class A shares                             $702             $935             $1,187            $1,906
Class B shares                             $163             $578             $1,020            $2,039*

MICHIGAN FUND
-------------
Class A shares                             $708             $935             $1,181            $1,882
Class B shares                             $170             $579             $1,014            $2,015*




                                       46

                                         ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS
                                         --------        -----------       ----------         ---------
MINNESOTA FUND
--------------
Class A shares                             $673             $927             $1,201            $1,980
Class B shares                             $132             $570             $1,034            $2,113*

MISSOURI FUND
-------------
Class A shares                             $673             $977             $1,303            $2,223
Class B shares                             $132             $622             $1,139            $2,356*

NEW JERSEY FUND
---------------
Class A shares                             $718             $945             $1,190            $1,890
Class B shares                             $180             $589             $1,023            $2,023*

NORTH CAROLINA FUND
-------------------
Class A shares                             $673             $925             $1,197            $1,970
Class B shares                             $132             $568             $1,030            $2,103*

OHIO FUND
---------
Class A shares                             $702             $939             $1,195            $1,926
Class B shares                             $163             $583             $1,028            $2,058*

OREGON FUND
-----------
Class A shares                             $687             $933             $1,198            $1,953
Class B shares                             $148             $576             $1,031            $2,086*

PENNSYLVANIA FUND
-----------------
Class A shares                             $707             $933             $1,176            $1,871
Class B shares                             $169             $576             $1,008            $2,004*

VIRGINIA FUND
-------------
Class A shares                             $702             $939             $1,195            $1,926
Class B shares                             $163             $583             $1,028            $2,058*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUNDS IN DETAIL

    What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of Municipal Securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the federal AMT. Municipal Securities include, private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for individual residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the New York Fund will invest at least 65% of its assets in New York bonds, the New Jersey Fund will invest at least 65% of its assets in New Jersey bonds, and so on. Each Fund, other than the Minnesota Fund, may also invest in Municipal Securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. The Minnesota Fund invests only in Minnesota municipal obligations because under Minnesota tax law, dividends paid to shareholders of the Fund are exempt from the regular Minnesota personal income tax only if 95% or more of the dividends are derived from Minnesota municipal obligations. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.


All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other Municipal Securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.


The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling Municipal Securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing Municipal Securities with shorter maturities or selling Municipal Securities with longer maturities.

New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." These securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.


In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to federal income tax, including the federal AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of Municipal Securities is affected by changes in interest rates. When interest rates rise, the market values of Municipal Securities decline, and when interest rates decline, the market values of Municipal Securities increase. The price volatility of Municipal Securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, Municipal Securities with longer maturities and durations generally offer higher yields than Municipal Securities with shorter maturities and durations.


Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the Municipal Securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in Municipal Securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular Municipal Securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

DERIVATIVE SECURITIES RISK: Because the New York Fund invests in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

                                 FUND MANAGEMENT


First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 48 mutual funds or series of funds with total net assets of over $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1999, FIMCO received advisory fees as follows:
0.50% of average daily net assets for Tax-Exempt Money Market; 0.40% of average daily net assets, net of waiver, for Insured Intermediate Tax Exempt Fund; 0.70% of average daily net assets for Insured Tax Exempt Fund; 0.63% of average daily net assets, net of waiver, for New York Fund; 0.30% of average daily net assets, net of waiver, for Arizona Fund; 0.50% of average daily net assets, net of waiver, for California Fund; 0.30% of average daily net assets, net of waiver, for Colorado Fund; 0.50% of average daily net assets, net of waiver, for Connecticut Fund; 0.50% of average daily net assets, net of waiver, for Florida Fund; 0.30% of average daily net assets, net of waiver, for Georgia Fund; 0.30% of average daily net assets, net of waiver, for Maryland Fund; 0.50% of average daily net assets, net of waiver, for Massachusetts Fund; 0.50% of average daily net assets, net of waiver, for Michigan Fund; 0.30% of average daily net assets, net of waiver, for Minnesota Fund; 0.30% of average daily net assets, net of waiver, for Missouri Fund; 0.60% of average daily net assets, net of waiver, for New Jersey Fund; 0.30% of average daily net assets, net of waiver, for North Carolina Fund; 0.50% of average daily net assets, net of waiver, for Ohio Fund; 0.30% of average daily net assets, net of waiver, for Oregon Fund; 0.50% of average daily net assets, net of waiver, for Pennsylvania Fund; and 0.50% of average daily net assets, net of waiver, for Virginia Fund.


Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

                            BUYING AND SELLING SHARES

                 How and when do the Funds price their shares?


The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. These are referred to as "Trading Days." The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, each Fund, other than the Tax-Exempt Money Market Fund, first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund, other than the Tax-Exempt Money Market Fund, uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

The Tax-Exempt Money Market Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.


                              How do I buy shares?


You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

In the case of all Funds other than the Tax-Exempt Money Market Fund, if you send your order directly to our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

In the case of the Tax Exempt-Money Market Fund, your purchase will not be deemed to occur until the Fund receives federal funds for the purchase. Federal funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, N.J. offices. If a check is received in our Woodbridge, N.J. offices after the close of regular trading on the NYSE, the federal funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase of the Tax-Exempt Money Market Fund prior to 12:00 p.m., E.T., and you have previously advised us that the wire is on the way, federal funds for the purchase will be deemed to have been received on that same day. You must call before 12:00 p.m. and give us your name, account number, the amount of the wire, and a federal reference number documenting the transfer. If we fail to receive such advance notification, the federal funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the federal wire and your account information.


Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                     Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.


The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of each Fund, except the Tax-Exempt Money Market Fund, are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below. The Tax-Exempt Money Market Fund's Class A shares are sold at NAV without any initial or deferred sales charge.

                                 Class A Shares

Your investment                 SALES CHARGE AS A PERCENTAGE OF
                                -------------------------------
                            offering price            net amount invested

Less than $25,000               6.25%                       6.67%
$25,000-$49,999                 5.75                        6.10
$50,000-$99,999                 5.50                        5.82
$100,000-$249,999               4.50                        4.71
$250,000-$499,999               3.50                        3.63
$500,000-$999,999               2.50                        2.56
$1,000,000 or more              0*                          0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                 Class B Shares

                                                            CDSC AS A PERCENTAGE
                                                            OF PURCHASE PRICE OR
                  YEAR OF REDEMPTION                        NAV AT REDEMPTION
                  ------------------                        --------------------


                  Within the 1st or 2nd year.................       4%
                  Within the 3rd or 4th year.................       3
                  In the 5th year............................       2
                  In the 6th year............................       1
                  Within the 7th year and 8th year...........       0


Class B shares of the Tax-Exempt Money Market Fund are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any CDSC on the shares being exchanged will carry over to the new shares.


There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.


Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each Fund, except for the Tax-Exempt Money Market Fund, has a separate Rule 12b-1 plan for each class of shares. The Tax-Exempt Money Market Fund has only one plan, which is for its Class B shares. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"


Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.


                             How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

     o Contacting your Representative who will place a redemption order for you;

     o     Sending  a  written   redemption   request  to  Administrative   Data
           Management  Corp.,  ("ADM")  at  581  Main  Street,   Woodbridge,  NJ
           07095-1198;


     o Telephoning the Special Services Department of ADM at 1-800-342-6231 (telephone redemptions are not available on retirement and certain other types of accounts); or

     o Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

You may also redeem Tax-Exempt Money Market Fund shares by writing a check against your money market fund account or requesting an expedited wire redemption to a predesignated bank account. You may be charged a fee for certain of these privileges. For example, each wire under $5,000 is subject to a $15 fee. Consult your Representative or call ADM at 1-800-423-4026 for details.

Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.


Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.


If your account fails to meet the minimum account balance as a result of a redemption, or for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.


Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?


You may exchange shares of a Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge with one exception. If you are exchanging from the Tax-Exempt Money Market Fund to a Fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.


Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?


To the extent that it has net investment income, each Fund, other than the Tax-Exempt Money Market Fund, will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. The Tax-Exempt Money Market Fund will declare daily and pay monthly dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Tax-Exempt Money Market Fund does not expect to realize any long-term capital gains. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.


Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.


A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?


For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the federal AMT. Generally, dividends paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, from local taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. For federal income tax purposes, long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions by a Fund of interest income from taxable obligations, if any, and short-term capital gains are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. For the Tax-Exempt Money Market Fund, if the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss. You are responsible for any tax liabilities generated by your transactions.


      How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

                                                    TAX-EXEMPT MONEY MARKET FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                           PER SHARE DATA
                                      -----------------------------------------------------------------------------------------

                                                     INCOME FROM INVESTMENTS OPERATIONS         LESS DISTRIBUTONS FROM
                                                    --------------------------------------    ------------------------

                                        NET ASSET                 NET REALIZED
                                            VALUE         NET   AND UNREALIZED  TOTAL FROM          NET      NET
                                        BEGINNING  INVESTMENT   GAIN (LOSS) ON  INVESTMENT   INVESTMENT  REALIZED         TOTAL
YEAR ENDED DECEMBER 31                  OF PERIOD      INCOME      INVESTMENTS  OPERATIONS        INCOME    GAIN  DISTRIBUTIONS
------------------------------------- ------------ ----------- -------------- ------------ ------------- -------- --------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
CLASS A
-------
1995................................      $1.00        $.032           $__         $.032        $.032      $__          $.032
1996................................       1.00         .028            __          .028         .028       __           .028
1997................................       1.00         .030            __          .030         .030       __           .030
1998................................       1.00         .027            __          .027         .027       __           .027
1999................................       1.00         .026            __          .026         .026       __           .026

CLASS B
-------
1995*...............................      $1.00        $.024           $__         $.024        $.024      $__          $.024
1996................................       1.00         .020            __          .020         .020       __           .020
1997................................       1.00         .022            __          .022         .022       __           .022
1998................................       1.00         .018            __          .018         .018       __           .018
1999................................       1.00         .018            __          .018         .018       __           .018


 ....

* For the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995.
** Calculated without sales charges.
+  Annualized.
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------


                                                                        RATIO TO AVERAGE NET
                                              RATIO TO AVERAGE NET    ASSETS BEFORE EXPENSES
                                                    ASSETS ++              WAIVED OR ASSUMED
                                              ----------------------  ----------------------


      NET ASSET                                                  NET                      NET  PORTFOLIO
          VALUE                   NET ASSETS              INVESTMENT               INVESTMENT   TURNOVER
         END OF  TOTAL RETURN  END OF PERIOD   EXPENSES       INCOME   EXPENSES        INCOME       RATE
         PERIOD      **(%)     (IN THOUSANDS)       (%)          (%)        (%)           (%)        (%)
---------------- ------------- -------------- ---------- ------------ ---------- ------------- ---------

       $1.00        3.24         $25,045         .70         3.20       1.06          2.84       N/A
        1.00        2.85          22,888         .70         2.81       1.08          2.43       N/A
        1.00        3.00          18,680         .75         2.95       1.12          2.58       N/A
        1.00        2.77          16,310         .80         2.73       1.19          2.34       N/A
        1.00        2.61          16,478         .80         2.58       1.20          2.18       N/A

       $1.00        2.40            $.01        1.45         2.45       1.81          2.09       N/A
        1.00        2.04              80        1.45         2.06       1.83          1.68       N/A
        1.00        2.20              13        1.50         2.20       1.87          1.83       N/A
        1.00        1.78               1        1.55         1.98       1.94          1.59       N/A
        1.00        1.82               1        1.55         1.83       1.95          1.43       N/A


                                                 INSURED INTERMEDIATE TAX EXEMPT FUND

------------------------------------- -----------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                                      ------------------------------------------------------------ ----------------------------


                                                     INCOME  FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM
                                                     ------------------------------------ --------------------------
                                        NET ASSET                NET REALIZED
                                            VALUE         NET  AND UNREALIZED  TOTAL FROM           NET      NET
                                        BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT    INVESTMENT  REALIZED         TOTAL
YEAR ENDED DECEMBER 31                  OF PERIOD      INCOME     INVESTMENTS  OPERATIONS        INCOME     GAIN  DISTRIBUTIONS
------------------------------------- ------------ ----------- --------------- ----------- ------------- -------- --------------

INSURED INTERMEDIATE TAX EXEMPT FUND
------------------------------------
CLASS A
-------
1995................................      $5.43       $.301          $.419        $.720         $.300      $__          $.300
1996................................       5.85        .290          (.060)        .230          .290       __           .290
1997................................       5.79        .292           .140         .432          .292       __           .292
1998................................       5.93        .288           .086         .374          .294       __           .294
1999................................       6.01        .231          (.200)        .031          .231       __           .231

CLASS B
-------
1995*...............................      $5.45       $.254          $.407        $.661         $.261      $__          $.261
1996................................       5.85        .235          (.055)        .180          .230       __           .230
1997................................       5.80        .234           .128         .362          .232       __           .232
1998................................       5.93        .226           .098         .324          .234       __           .234
1999................................       6.02        .173          (.202)       (.029)         .171       __           .171


 *   For the period  January 12, 1995 (date Class B shares were first  offered) to December  31, 1995.
**   Calculated without sales charges.
 +   Annualized.
++   Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

----------------------------------------------------------------------------------------------------------------------------------
                                                              RATIOS / SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------



                                                                         RATIO TO AVERAGE NET
                                              RATIO TO AVERAGE NET     ASSETS BEFORE EXPENSES
                                                    ASSETS ++               WAIVED OR ASSUMED
                                              -----------------------  ----------------------
      NET ASSET                                                  NET                      NET  PORTFOLIO
          VALUE                                           INVESTMENT               INVESTMENT   TURNOVER
         END OF  TOTAL RETURN     NET ASSETS   EXPENSES       INCOME   EXPENSES        INCOME       RATE
         PERIOD      **(%)     END OF PERIOD        (%)          (%)        (%)           (%)        (%)
                              (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------

       $5.85       13.50       $7,017           .35          5.32       1.22           4.45      47
        5.79        4.07        7,415           .49          5.05       1.24           4.30      82
        5.93        7.68        7,344           .53          5.02       1.21           4.34      91
        6.01        6.47        8,674           .50          4.80       1.20           4.10     163
        5.81        0.51        8,263           .50          3.88       1.18           3.20     142

       $5.85       12.27         $378          1.35+         4.32+      1.92+          3.75+     47
        5.80        3.17          613          1.49          4.05       1.94           3.60      82
        5.93        6.39          808          1.53          4.02       1.91           3.64      91
        6.02        5.57        1,000          1.50          3.80       1.90           3.40     163
        5.82       (0.50)       1,154          1.50          2.88       1.88           2.50     142

                                                        INSURED TAX EXEMPT FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                              PER SHARE DATA
                                      ---------------------------------------------------------------------------------------------


                                                                                               LESS DISTRIBUTIONS
                                                     INCOME  FROM INVESTMENT OPERATIONS                FROM
                                                     -------------------------------------     --------------------
                                       NET ASSET                 NET REALIZED
                                            VALUE         NET  AND UNREALIZED   TOTAL FROM          NET        NET
                                        BEGINNING  INVESTMENT  GAIN (LOSS) ON   INVESTMENT   INVESTMENT   REALIZED         TOTAL
YEAR ENDED DECEMBER 31                  OF PERIOD      INCOME     INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
------------------------------------- ------------ ----------- --------------- ------------ ------------ ---------- -------------
INSURED TAX EXEMPT FUND
-----------------------
CLASS A
-------
1995................................      $9.42        $.524        $.952         $1.476        $.526      $__          $.526
1996................................      10.37         .510        (.233)          .277         .507       __           .507
1997................................      10.14         .502         .312           .814         .504       __           .504
1998................................      10.45         .475         .099           .574         .474       __           .474
1999................................      10.55         .515        (.889)         (.374)        .466       __           .466

CLASS B
-------
1995*...............................      $9.48        $.438        $.891         $1.329        $.439      $__          $.439
1996................................      10.37         .441        (.242)          .199         .439       __           .439
1997................................      10.13         .429         .323           .752         .432       __           .432
1998................................      10.45         .400         .096           .496         .396       __           .396
1999................................      10.55         .431        (.877)         (.446)        .394       __           .394



     *  For the period  January 12, 1995 (date Class B shares were first  offered) to December  31, 1995.
    **  Calculated without sales charges.
     +  Annualized.
    ++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS / SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------


                                                                         RATIO TO AVERAGE NET
                                              RATIO TO AVERAGE NET     ASSETS BEFORE EXPENSES
                                                    ASSETS ++               WAIVED OR ASSUMED
                                              -----------------------  ----------------------

      NET ASSET                                                  NET                      NET  PORTFOLIO
          VALUE                   NET ASSETS              INVESTMENT               INVESTMENT   TURNOVER
         END OF  TOTAL RETURN  END OF PERIOD   EXPENSES       INCOME   EXPENSES        INCOME       RATE
         PERIOD      **(%)     (IN THOUSANDS)       (%)          (%)        (%)           (%)        (%)
---------------- ------------- -------------- ---------- ------------ ---------- ------------- ----------
      $10.37       16.01      $1,372,752        1.14        5.25       N/A          N/A         37
       10.14        2.81       1,252,608        1.14        5.06       N/A          N/A         21
       10.45        8.27       1,191,815        1.14        4.93       N/A          N/A         13
       10.55        5.62       1,118,898        1.11        4.51       N/A          N/A         19
        9.71       (3.63)        958,668        1.12        5.03       N/A          N/A         31

       10.37      $14.27          $2,019        1.88+       4.45+      N/A          N/A         37
       10.13        2.03           3,046        1.83        4.37       N/A          N/A         21
       10.45        7.62           3,460        1.85        4.22       N/A          N/A         13
       10.55        4.83           3,878        1.83        3.79       N/A          N/A         19
        9.71       (4.31)          4,290        1.85        4.30       N/A          N/A         31

---------------------------------------------------------------------------------------------------------------------------
                                                                      PER SHARE DATA
                                 ------------------------------------------------------------------------------------------


                                                  INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS FROM
                                                -----------------------------------     ------------------------
                                   NET ASSET                 NET REALIZED
                                       VALUE          NET             AND     TOTAL FROM         NET  NET
                                   BEGINNING   INVESTMENT      UNREALIZED     INVESTMENT  INVESTMENT  REALIZED           TOTAL
YEAR ENDED DECEMBER 31             OF PERIOD       INCOME     GAIN (LOSS)     OPERATIONS      INCOME       GAIN  DISTRIBUTIONS
                                                           ON INVESTMENTS
-------------------------------- ------------ ------------ --------------- -------------- ----------- ---------- --------------
NEW YORK FUND
-------------
CLASS A
-------
1995............................     $13.66       $ .738        $1.331         $2.069         $.740        $059     $.799
1996............................      14.93         .719         (.298)          .421          .720        .091      .811
1997............................      14.54         .709          .395          1.104          .708        .076      .784
1998............................      14.86         .674          .137           .811          .676        .145      .821
1999............................      14.85         .718        (1.249)         (.531)         .659          __      .659

CLASS B
-------
1995*...........................     $13.76        $.616        $1.232         $1.848         $.619       $.059     $.678
1996............................      14.93         .617         (.306)          .311          .620        .091      .711
1997............................      14.53         .608          .406          1.014          .608        .076      .684
1998............................      14.86         .569          .134           .703          .568        .145      .713
1999............................      14.85         .618        (1.250)         (.632)         .558          __      .558


     * For the period  January 12, 1995 (date Class B shares were first  offered) to December  31, 1995.
    ** Calculated without sales charges.
     + Annualized.
    ++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

------------------------------------------------------------------------------------------------------------------------------
                                                                              RATIOS / SUPPLEMENTAL DATA
                --------------------------------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE         ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++             WAIVED OR ASSUMED
                                                ---------------------      -------------------------
    NET ASSET                                                         NET                         NET     PORTFOLIO
        VALUE                      NET ASSETS                  INVESTMENT                  INVESTMENT      TURNOVER
       END OF  TOTAL RETURN     END OF PERIOD  EXPENSES (%)        INCOME     EXPENSES         INCOME          RATE
       PERIOD         **(%)    (IN THOUSANDS)                         (%)          (%)            (%)           (%)
-------------- ------------- ----------------- ------------- ------------- ------------ -------------- -------------
       $14.93         15.45          $215,259         1.23         5.10          N/A           N/A               53
        14.54          2.95           203,496         1.23         4.93          N/A           N/A               53
        14.86          7.82           195,273         1.17         4.86          1.22          4.81              24
        14.85          5.59           187,544         1.12         4.54          1.22          4.44              44
        13.66         (3.67)          164,622         1.09         4.99          1.21          4.87              55


       $14.93         13.66            $1,156         2.00+        4.34+         N/A           N/A               53
        14.53          2.18             2,242         1.93         4.23          N/A           N/A               53
        14.86          7.16             3,602         1.87         4.16          1.92          4.11              24
        14.85          4.84             5,271         1.82         3.84          1.92          3.74              44
        13.66         (4.34)            4,734         1.79         4.29          1.91          4.17              55

                                          MULTI-STATE INSURED TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                          PER SHARE DATA
                                      ----------------------------------------------------------------------------------------

                                                                                           LESS DISTRIBUTIONS
                                                     INCOME FROM INVESTMENT OPERATIONS            FROM
                                                     ---------------------------------     ------------------
                                          NET ASSET                NET REALIZED
                                              VALUE         NET  AND UNREALIZED    TOTAL FROM         NET  NET
                                          BEGINNING  INVESTMENT     GAIN (LOSS)    INVESTMENT  INVESTMENT  REALIZED         TOTAL
YEAR ENDED DECEMBER 31                    OF PERIOD      INCOME  ON INVESTMENTS    OPERATIONS      INCOME     GAIN  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
MULTI-STATE INSURED TAX FREE FUND
---------------------------------
ARIZONA FUND
------------
CLASS A
-------
1995....................................    $11.71       $.665        $1.448         $2.113      $.673         --      $.673
1996....................................     13.15        .664         (.199)          .465       .665         --       .665
1997....................................     12.95        .658          .511          1.169       .659         --       .659
1998....................................     13.46        .657          .155           .812       .652         --       .652
1999....................................     13.62        .707         (.955)         (.248)      .662         __       .662

CLASS B
-------
1995*...................................    $11.82       $.544        $1.340         $1.884      $.554         --      $.554
1996....................................     13.15        .565         (.201)          .364       .564         --       .564
1997....................................     12.95        .556          .500          1.056       .556         --       .556
1998....................................     13.45        .549          .155           .704       .544         --       .544
1999....................................     13.61        .603         (.948)         (.345)      .555         __       .555

CALIFORNIA FUND
---------------
CLASS A
-------
1995....................................    $10.77       $.580        $1.335         $1.915      $.589      $.136      $.725
1996....................................     11.96        .576         (.128)          .448       .575       .073       .648
1997....................................     11.76        .569          .534          1.103       .570       .173       .743
1998....................................     12.12        .558          .190           .748       .554       .114       .668
1999....................................     12.20        .609         (.952)         (.343)      .558       .019       .577
CLASS B
-------
1995*...................................    $10.87       $.472        $1.227         $1.699      $.483      $.136      $.619
1996....................................     11.95        .486         (.123)          .363       .480       .073       .553
1997....................................     11.76        .476          .532          1.008       .475       .173       .648
1998....................................     12.12        .458          .184           .642       .458       .114       .572
1999....................................     12.19        .511         (.949)         (.438)      .463       .019       .482



     *  For the period  January 12, 1995 (date Class B shares were first  offered) to December  31, 1995.
    **  Calculated without sales charges.
     +  Annualized.
    ++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS / SUPPLEMENTAL DATA
                ---------------------------------------------------------------------------------------------------------------

                                                                             RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE         BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS++                    ASSUMED
                                                ------------------------     --------------------------
    NET ASSET                                                         NET                         NET     PORTFOLIO
        VALUE                      NET ASSETS                  INVESTMENT                  INVESTMENT      TURNOVER
       END OF   TOTAL RETURN    END OF PERIOD      EXPENSES        INCOME     EXPENSES         INCOME          RATE
       PERIOD          **(%)   (IN THOUSANDS)           (%)           (%)          (%)            (%)           (%)
--------------------------------------------------------------------------------------------------------------------
       $13.15        18.41             $8,834          .50          5.27         1.15         4.62               36
        12.95         3.69              8,383          .53          5.17         1.23         4.47               27
        13.46         9.28              9,691          .50          5.03         1.16         4.37               24
        13.62         6.17             10,873          .50          4.88         1.13         4.25               50
        12.71        (1.88)            11,746          .50          5.37         1.15         4.72               62

       $13.15        16.20               $173         1.30+         4.62+        1.95+        3.95+              36
        12.95         2.89                289         1.33          4.37         2.03         3.67               27
        13.45         8.36                437         1.30          4.23         1.96         3.57               24
        13.61         5.33                489         1.30          4.08         1.93         3.45               50
        12.71        (2.60)               508         1.30          4.57         1.95         3.92               62

       $11.96        18.16            $16,547          .90          5.02         1.15         4.77               53
        11.76         3.91             15,558          .84          4.93         1.19         4.58               30
        12.12         9.66             15,601          .80          4.80         1.16         4.44               46
        12.20         6.31             14,614          .80          4.59         1.17         4.22               79
        11.28        (2.88)            13,383          .80          5.15         1.17         4.79               49

       $11.95        15.91                $59         1.74+         4.31+        2.00+        4.04+              53
        11.76         3.16                114         1.63          4.14         1.98         3.79               30
        12.12         8.79                220         1.60          4.00         1.96         3.64               46
        12.19         5.40                479         1.60          3.79         1.97         3.42               79
        11.27        (3.67)               483         1.60          4.35         1.97         3.99               49

------------------------------------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                             -------------------------------------------------------------------------------------------

                                               INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM
                                               ---------------------------------     -------------------------
                                                             NET REALIZED
                                  NET ASSET                           AND
                                      VALUE          NET       UNREALIZED   TOTAL FROM         NET        NET         TOTAL
                                  BEGINNING   INVESTMENT   GAIN (LOSS) ON   INVESTMENT  INVESTMENT   REALIZED  DISTRIBUTIONS
YEAR ENDED DECEMBER 31            OF PERIOD       INCOME      INVESTMENTS   OPERATIONS      INCOME       GAIN
----------------------------------------------------------------------------------------------------------------------------
COLORADO FUND
--------------
CLASS A
-------
1995.............................   $11.24       $.668           $1.340       $2.008       $.668          --          $.668
1996.............................    12.58        .642            (.089)        .553        .643          --           .643
1997.............................    12.49        .638             .498        1.136        .636          --           .636
1998.............................    12.99        .644             .152         .796        .636          --           .636
1999.............................    13.15        .634            (.907)       (.273)       .637          __           .637
CLASS B
-------
1995*............................   $11.35       $.564           $1.239       $1.803       $.573          --          $.573
1996.............................    12.58        .547            (.100)        .447        .547          --           .547
1997.............................    12.48        .539             .501        1.040        .540          --           .540
1998.............................    12.98        .538             .160         .698        .528          --           .528
1999.............................    13.15        .534            (.914)       (.380)       .530          __           .530
CONNECTICUT  FUND
-----------------
CLASS A
-------
1995.............................   $11.57       $.617           $1.333       $1.950       $.620          --          $.620
1996.............................    12.90        .619            (.202)        .417        .617          --           .617
1997.............................    12.70        .613             .471        1.084        .614          --           .614
1998.............................    13.17        .607             .186         .793        .603          --           .603
1999.............................    13.36        .651            (.902)       (.251)       .619          __           .619
CLASS B
-------
1995*............................   $11.67       $.512           $1.242       $1.754       $.524          --          $.524
1996.............................    12.90        .522            (.204)        .318        .518          --           .518
1997.............................    12.70        .516             .470         .986        .516          --           .516
1998.............................    13.17        .500             .176         .676        .496          --           .496
1999.............................    13.35        .552            (.901)       (.349)       .511          __           .511


     *  For the period  January 12, 1995 (date Class B shares were first  offered) to December  31, 1995.
    **  Calculated without sales charges.
     +  Annualized.
    ++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------------------
                                                      RATIOS / SUPPLEMENTAL DATA
                ----------------------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE         ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++             WAIVED OR ASSUMED
                                              --------------------------  ---------------------------
    NET ASSET                                                         NET                         NET     PORTFOLIO
        VALUE                      NET ASSETS                  INVESTMENT                  INVESTMENT      TURNOVER
       END OF  TOTAL RETURN     END OF PERIOD      EXPENSES        INCOME     EXPENSES         INCOME          RATE
       PERIOD         **(%)    (IN THOUSANDS)           (%)           (%)          (%)            (%)           (%)
-------------- ------------- ----------------- ------------- ------------- ------------ -------------- -------------
       $12.58        18.25          $3,525             .20         5.54          1.32         4.42             45
        12.49         4.57           3,466             .38         5.20          1.40         4.17             20
        12.99         9.37           3,424             .40         5.07          1.29         4.18             39
        13.15         6.27           3,571             .40         4.96          1.26         4.10             25
        12.24        (2.15)          4,068             .47         4.99          1.28         4.18             40

       $12.58        16.18            $131            1.00+        4.90+         2.12+        3.75+            45
        12.48         3.68             241            1.19         4.39          2.21         3.36             20
        12.98         8.55             370            1.20         4.27          2.09         3.38             39
        13.15         5.48             374            1.20         4.16          2.06         3.30             25
        12.24        (2.96)            372            1.27         4.19          2.08         3.38             40


       $12.90         17.18        $16,725             .85         4.98          1.20         4.63             26
        12.70          3.37         15,203             .81         4.92          1.23         4.50             15
        13.17          8.77         16,151             .80         4.78          1.17         4.41             14
        13.36          6.15         17,434             .80         4.58          1.16         4.22             25
        12.49         (1.93)        17,903             .80         5.04          1.15         4.69             47

       $12.90         15.28           $857            1.71+        4.12+         2.07+        3.76+            26
        12.70          2.57          1,505            1.61         4.12          2.02         3.71             15
        13.17          7.95          2,891            1.60         3.98          1.97         3.61             14
        13.35          5.22          3,484            1.60         3.78          1.96         3.42             25
        12.49         (2.67)         3,205            1.60         4.24          1.95         3.89             47

--------------------------------------------------------------------------------------------------------------------------
                                                                    PER SHARE DATA
                                   ---------------------------------------------------------------------------------------

                                                   INCOME FROM INVESTMENT OPERATIONS-      LESS DISTRIBUTIONS FROM
                                                   ----------------------------------  ---------------------------
                                                 NET ASSET                NET REALIZED
                                                     VALUE         NET  AND UNREALIZED  TOTAL FROM        NET     NET
                                              BEGINNING OF  INVESTMENT     GAIN (LOSS)  INVESTMENT INVESTMENT REALIZED        TOTAL
YEAR ENDED DECEMBER 31                              PERIOD      INCOME  ON INVESTMENTS  OPERATIONS     INCOME     GAIN DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA  FUND
-------------
CLASS A
-------
1995..............................                $11.79        $.640        $1.527        $2.167       $.647     $--         $.647
1996..............................                 13.31         .623         (.198)         .425        .625      --          .625
1997..............................                 13.11         .624          .547         1.171        .624    .037          .661
1998..............................                 13.62         .616          .195          .811        .613    .068          .681
1999..............................                 13.75         .679        (1.074)        (.395)       .625      __          .625
CLASS B
-------
1995*............................                 $11.87        $.529        $1.460        $1.989       $.549      $--        $.549
1996..............................                 13.31         .530         (.204)         .326        .526      --          .526
1997..............................                 13.11         .531          .552         1.083        .526    .037          .563
1998..............................                 13.63         .507          .186          .693        .505    .068          .573
1999..............................                 13.75         .572        (1.065)        (.493)       .517      __          .517

GEORGIA  FUND
-------------
CLASS A
-------
1995..............................                $11.33        $.653        $1.387        $2.040       $.650      $--        $.650
1996..............................                 12.72         .639         (.161)         .478        .648      --          .648
1997..............................                 12.55         .639          .578         1.217        .637      --          .637
1998..............................                 13.13         .645          .135          .780        .640      --          .640
1999..............................                 13.27         .633        (1.025)        (.392)       .638      __          .638
CLASS B
-------
1995*.............................                $11.42        $.529        $1.303        $1.832       $.542      $--        $.542
1996..............................                 12.71         .563         (.183)         .380        .550      --          .550
1997..............................                 12.54         .524          .584         1.108        .538      --          .538
1998..............................                 13.11         .539          .133          .672        .532      --          .532
1999..............................                 13.25         .540        (1.029)        (.489)       .531      __          .531


*  For the period  January 12, 1995 (date Class B shares were first  offered) to December 31, 1995
** Calculated  without sales charges.
+  Annualized.
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS / SUPPLEMENTAL DATA
                 ------------------------------------------------------------------------------------------------------------------

                                                                            RATIO TO AVERAGE NET ASSETS
                                                   RATIO TO AVERAGE         BEFORE EXPENSES WAIVED OR
                                                     NET ASSETS ++                 ASSUMED
                                                -------------------------   -----------------------------
    NET ASSET                                                         NET                        NET      PORTFOLIO
        VALUE                     NET ASSETS                   INVESTMENT                 INVESTMENT       TURNOVER
       END OF  TOTAL RETURN    END OF PERIOD      EXPENSES         INCOME     EXPENSES        INCOME           RATE
       PERIOD        ** (%)   (IN THOUSANDS)           (%)            (%)          (%)           (%)            (%)
-------------- ------------- ---------------- ------------- -------------- ------------ ------------- --------------

       $13.31       18.77            $22,229          .75          5.05          1.15         4.65             68
        13.11        3.34             23,299          .83          4.80          1.16         4.47             55
        13.62        9.18             23,840          .80          4.71          1.11         4.40             19
        13.75        6.09             25,873          .80          4.50          1.10         4.20             44
        12.73       (2.93)            23,729          .80          5.12          1.12         4.80             68


       $13.31       17.06               $299         1.68+         4.12+         2.09+        3.70+            68
        13.11        2.56                549         1.62          4.01          1.95         3.68             55
        13.63        8.38                837         1.60          3.91          1.91         3.60             19
        13.75        5.19                858         1.60          3.70          1.90         3.40             44
        12.74       (3.65)               789         1.60          4.32          1.92         4.00             68

       $12.72       18.40             $3,047          .20          5.41          1.42         4.20             45
        12.55        3.94              3,269          .38          5.17          1.44         4.11             37
        13.13       10.00              3,152          .40          5.03          1.33         4.10             21
        13.27        6.08              3,162          .40          4.92          1.20         4.12             36
        12.24       (3.04)             5,527          .48          4.99          1.19         4.28             57

       $12.71       16.34                $97         1.00+         4.61+         2.22+        3.40+            45
        12.54        3.13                151         1.19          4.36          2.25         3.30             37
        13.11        9.07                203         1.20          4.23          2.13         3.30             21
        13.25        5.23                250         1.20          4.12          2.00         3.32             36
        12.23       (3.78)               296         1.28          4.19          1.99         3.48             57

-------------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA
                                   ---------------------------------------------------------------------------------------

                                                   INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS FROM
                                                   ---------------------------------      -----------------------


                                           NET ASSET               NET REALIZED
                                               VALUE          NET  AND UNREALIZED   TOTAL FROM          NET       NET
                                           BEGINNING   INVESTMENT  GAIN (LOSS) ON   INVESTMENT   INVESTMENT  REALIZED          TOTAL
YEAR ENDED DECEMBER 31                     OF PERIOD       INCOME   INVESTMENTS     OPERATIONS       INCOME      GAIN  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND FUND
-------------
CLASS A
-------
1995..............................            $11.77        $.668        $1.348        $2.016     $.666          --         $.666
1996..............................             13.12         .650         (.235)         .415      .655          --          .655
1997..............................             12.88         .652          .549         1.201      .651          --          .651
1998..............................             13.43         .651          .186          .837      .647          --          .647
1999..............................             13.62         .658         (.994)        (.336)     .654          __          .654
CLASS B
-------
1995*.............................            $11.85        $.561        $1.279        $1.840     $.570          --         $.570
1996..............................             13.12         .555         (.249)         .306      .556          --          .556
1997..............................             12.87         .551          .556         1.107      .547          --          .547
1998..............................             13.43         .543          .186          .729      .539          --          .539
1999..............................             13.62         .551         (.995)        (.444)     .546          __          .546

MASSACHUSETTS FUND
------------------
CLASS A
-------
1995...............................             $11.01        $.612        $1.227        $1.839     $.613       $.016         $.629
1996...............................              12.22         .603         (.256)         .347      .602        .045          .647
1997...............................              11.92         .601          .356          .957      .603        .074          .677
1998...............................              12.20         .586          .049          .635      .578        .237          .815
1999...............................              12.02         .609         (.887)        (.278)     .572          __          .572
CLASS B
-------
1995*..............................             $11.09        $.508        $1.155        $1.663     $.527       $.016         $.543
1996...............................              12.21         .514         (.263)         .251      .506        .045          .551
1997...............................              11.91         .508          .353          .861      .507        .074          .581
1998...............................              12.19         .488          .061          .549      .482        .237          .719
1999...............................              12.02         .520         (.894)        (.374)     .476          __          .476


*  For the period  January 12, 1995 (date Class B shares were first  offered) to December 31, 1995
** Calculated without sales charges.
+  Annualized.
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS / SUPPLEMENTAL DATA
        --------------------------------------------------------------------------------------------------------------


                                                                            RATIO TO AVERAGE NET ASSETS
                                                   RATIO TO AVERAGE         BEFORE EXPENSES WAIVED OR
                                                     NET ASSETS ++                   ASSUMED
                                                -------------------------   ------------------------
    NET ASSET                                                         NET                        NET      PORTFOLIO
        VALUE        TOTAL        NET ASSETS                   INVESTMENT                 INVESTMENT       TURNOVER
       END OF       RETURN    END OF PERIOD      EXPENSES         INCOME     EXPENSES        INCOME           RATE
       PERIOD        **(%)    (IN THOUSANDS)           (%)            (%)          (%)           (%)            (%)
--------------------------------------------------------------------------------------------------------------------

       $13.12       17.50           $8,666             .48          5.32         1.24         4.55               49
        12.88        3.33           10,118             .51          5.10         1.24         4.37               13
        13.43        9.59           10,705             .50          5.01         1.18         4.33               35
        13.62        6.38           11,280             .50          4.84         1.16         4.18               33
        12.63       (2.54)          12,579             .50          5.00         1.15         4.35               44

       $13.12       15.82             $423            1.38+         4.42+        2.19+        3.61+              49
        12.87        2.45            1,021            1.31          4.30         2.05         3.57               13
        13.43        8.81            1,782            1.30          4.21         1.98         3.53               35
        13.62        5.54            2,215            1.30          4.04         1.96         3.38               33
        12.63       (3.33)           2,718            1.30          4.20         1.95         3.55               44

       $12.22       17.07          $23,180             .90          5.22         1.15         4.97               40
        11.92        2.99           22,543             .86          5.08         1.18         4.76               45
        12.20        8.27           22,852             .80          5.01         1.15         4.66               28
        12.02        5.33           22,421             .80          4.82         1.15         4.47               49
        11.17       (2.39)          20,507             .80          5.20         1.15         4.85               32

       $12.21       15.28             $314            1.76+         4.36+        2.01+        4.10+              40
        11.91        2.16              519            1.66          4.28         1.98         3.96               45
        12.19        7.41              783            1.60          4.21         1.95         3.86               28
        12.02        4.60            1,426            1.60          4.02         1.95         3.67               49
        11.17       (3.19)           1,177            1.60          4.40         1.95         4.05               32

------------------------------------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                             -------------------------------------------------------------------------------------------

                                              INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS FROM
                                              ---------------------------------        ------------------------
                               NET ASSET                  NET REALIZED
                                   VALUE          NET   AND UNREALIZED   TOTAL FROM         NET  NET
                               BEGINNING   INVESTMENT   GAIN (LOSS) ON   INVESTMENT  INVESTMENT  REALIZED         TOTAL
YEAR ENDED DECEMBER 31         OF PERIOD       INCOME      INVESTMENTS   OPERATIONS      INCOME     GAINS  DISTRIBUTIONS
---------------------------- ------------ ------------ ---------------- ------------ ----------- --------- -------------
MICHIGAN  FUND
--------------
CLASS A
-------
1995..........................     $11.47        $.634         $1.331        $1.965     $.635        $--           $.635
1996..........................      12.80         .627          (.215)         .412      .631       .011            .642
1997..........................      12.57         .610           .535         1.145      .609       .046            .655
1998..........................      13.06         .591           .124          .715      .589       .096            .685
1999..........................      13.09         .603          (.938)        (.335)     .595         __            .595
CLASS B
-------
1995*.........................     $11.57        $.528         $1.241        $1.769     $.539        $--           $.539
1996..........................      12.80         .534          (.229)         .305      .534       .011            .545
1997..........................      12.56         .511           .536         1.047      .511       .046            .557
1998..........................      13.05         .484           .123          .607      .481       .096            .577
1999..........................      13.08         .502          (.930)        (.428)     .492         __            .492

MINNESOTA FUND
--------------
CLASS A
-------
1995..........................     $10.48      $.589         $1.022        $1.611     $.591           --           $.591
1996..........................      11.50       .592          (.210)         .382      .592           --            .592
1997..........................      11.29       .599           .340          .939      .599           --            .599
1998..........................      11.63       .592           .116          .708      .588           --            .588
1999..........................      11.75       .597          (.785)        (.188)     .582           __            .582
CLASS B
-------
1995*.........................     $10.55      $.515          $.950        $1.465     $.515           --           $.515
1996..........................      11.50       .493          (.205)         .288      .498           --            .498
1997..........................      11.29       .508           .341          .849      .509           --            .509
1998..........................      11.63       .498           .114          .612      .492           --            .492
1999..........................      11.75       .499          (.781)        (.282)     .488           __            .488



 *  For the period  January 12, 1995 (date Class B shares were first  offered) to December  31, 1995.
**  Calculated without sales charges.
 +  Annualized.
++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

---------------------------------------------------------------------------------------------------------------------
                                                 RATIOS / SUPPLEMENTAL DATA
        -------------------------------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE         BEFORE EXPENSES WAIVED OR
                                                     NET ASSETS++                     ASSUMED
                                              ---------------------------    ----------------------------

    NET ASSET                                                         NET                         NET     PORTFOLIO
        VALUE                      NET ASSETS                  INVESTMENT                  INVESTMENT      TURNOVER
       END OF  TOTAL RETURN     END OF PERIOD      EXPENSES        INCOME     EXPENSES         INCOME          RATE
       PERIOD         **(%)    (IN THOUSANDS)           (%)           (%)          (%)            (%)          (%)
---------------------------------------------------------------------------------------------------------------------
       $12.80        17.47            $36,837          .89         5.14          1.14          4.89              45
        12.57         3.37             36,928          .88         5.03          1.13          4.78              43
        13.06         9.37             39,581          .87         4.80          1.12          4.55              32
        13.09         5.60             39,061          .89         4.51          1.13          4.27              20
        12.16        (2.63)            36,506          .87         4.74          1.12          4.49              21

        12.80        15.55                388         1.76+        4.41+         2.02+         4.15+             45
        12.56         2.49                724         1.69         4.22          1.94          3.97              43
        13.05         8.54              1,018         1.67         4.00          1.92          3.75              32
        13.08         4.73              1,032         1.69         3.71          1.93          3.47              20
        12.16        (3.34)               895         1.67         3.94          1.92          3.69              21

       $11.50        15.68             $8,162          .65         5.29          1.31          4.63              53
        11.29         3.47              8,304          .56         5.27          1.31          4.52              49
        11.63         8.57              8,231          .50         5.27          1.21          4.56              15
        11.75         6.23              8,346          .50         5.08          1.23          4.35              22
        10.98        (1.65)             8,363          .50         5.26          1.25          4.51              23

        11.50        14.13                 .1         1.45+        4.64+         2.11+         3.96+             53
        11.29         2.61                 41         1.40         4.44          2.14          3.69              49
        11.63         7.71                 44         1.30         4.47          2.01          3.76              15
        11.75         5.37                 47         1.30         4.28          2.03          3.55              22
        10.98        (2.46)                83         1.30         4.46          2.05          3.71              23

-------------------------------------------------------------------------------------------------------------------------
                                                                      PER SHARE DATA
                                   ---------------------------------------------------------------------------------------


                                                   INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS FROM
                                                   ---------------------------------      -----------------------
                                  NET ASSET                  NET REALIZED
                                      VALUE          NET   AND UNREALIZED   TOTAL FROM         NET       NET
                                  BEGINNING   INVESTMENT   GAIN (LOSS) ON   INVESTMENT  INVESTMENT   REALIZED          TOTAL
YEAR ENDED DECEMBER 31            OF PERIOD       INCOME      INVESTMENTS   OPERATIONS      INCOME       GAIN  DISTRIBUTIONS
---------------------------------- ------------ ------------ --------------- ------------ --------- ----------- ----------

MISSOURI  FUND
--------------
CLASS A
-------
1995.............................  $11.12      $.662            $1.356           $2.018     $.668     $--          $.668
1996.............................   12.47       .637            (.180)             .457      .637      --           .637
1997.............................   12.29       .638              .490            1.128      .638      --           .638
1998.............................   12.78       .634              .188             .822      .632      --           .632
1999.............................   12.97       .650            (.904)            (.254)     .626      __           .626
CLASS B
1995*............................   11.22       .548             1.260            1.808      .548      --           .548
1996.............................   12.48       .538            (.189)             .349      .539      --           .539
1997.............................   12.29       .537              .494            1.031      .541      --           .541
1998.............................   12.78       .528              .187             .715      .525      --           .525
1999.............................   12.97       .553            (.905)            (.352)     .518      __           .518

NEW JERSEY  FUND
----------------
CLASS A
-------
1995.............................  $12.06      $.648            $1.291           $1.939     $.652   $.097          $.749
1996.............................     13.25     .636            (.245)             .391      .636    .015           .651
1997.............................     12.99     .630              .427            1.057      .629    .118           .747
1998.............................     13.30     .606              .153             .759      .607    .142           .749
1999.............................     13.31     .653            (.919)            (.266)     .594      __           .594
CLASS B
-------
1995*............................   12.14       .526             1.199            1.725      .528    .097           .625
1996.............................   13.24       .533            (.253)             .280      .535    .015           .550
1997.............................   12.97       .525              .433             .958      .530    .118           .648
1998.............................   13.28       .498              .153             .651      .499    .142           .641
1999.............................   13.29       .537            (.909)            (.372)     .488      __           .488


*   For  the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995.
**  Calculated without sales charges.
+   Annualized.
++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

-------------------------------------------------------------------------------------------------------------------
                                                    RATIOS / SUPPLEMENTAL DATA
        -----------------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE       BEFORE EXPENSES WAIVED OR
                                                     NET ASSETS ++                  ASSUMED
                                                -------------------------    -----------------------
    NET ASSET                                                         NET                         NET     PORTFOLIO
        VALUE                      NET ASSETS                  INVESTMENT                  INVESTMENT      TURNOVER
       END OF  TOTAL RETURN     END OF PERIOD      EXPENSES        INCOME     EXPENSES         INCOME          RATE
       PERIOD         **(%)    (IN THOUSANDS)           (%)           (%)          (%)            (%)           (%)
-------------------------------------------------------------------------------------------------------------------

       $12.47        18.55             $1,890          .20          5.58         1.42         4.36               50
        12.29         3.84              1,925          .38          5.24         1.69         3.93               15
        12.78         9.44              1,798          .40          5.13         1.46         4.07               12
        12.97         6.59              2,087          .40          4.97         1.30         4.07               17
        12.09        (2.02)             2,471          .47          5.20         1.50         4.17               66

       $12.48        16.41                $.1         1.00+         4.94+        2.22+        3.68+              50
        12.29         2.93                 36         1.24          4.38         2.55         3.07               15
        12.78         8.60                117         1.20          4.33         2.26         3.27               12
        12.97         5.71                172         1.20          4.17         2.10         3.27               17
        12.10        (2.78)               210         1.27          4.40         2.30         3.37               66

       $13.25        16.41            $59,153          .99          5.06         1.14         4.91               30
        12.99         3.09             58,823          .98          4.92         1.13         4.77               35
        13.30         8.36             59,243          .96          4.81         1.11         4.66               22
        13.31         5.84             60,585          .97          4.53         1.11         4.39               27
        12.45        (2.05)            52,846          .97          5.02         1.12         4.87               52

       $13.24        14.45               $957         1.81+         4.24+        1.97+        4.08+              30
        12.97         2.22              1,603         1.78          4.12         1.93         3.97               35
        13.28         7.56              2,011         1.76          4.01         1.91         3.86               22
        13.29         5.00              2,562         1.77          3.73         1.91         3.59               27
        12.43        (2.85)             3,338         1.77          4.22         1.92         4.07               52

--------------------------------------------------------------------------------------------------------------------------
                                                                       PER SHARE DATA
                                   ---------------------------------------------------------------------------------------

                                                                                        LESS DISTRIBUTIONS FROM
                                                  INCOME FROM INVESTMENT OPERATIONS     -----------------------
                                                  ---------------------------------                                  NET ASSET
                                      VALUE                NET REALIZED
                                  BEGINNING         NET  AND UNREALIZED   TOTAL FROM         NET       NET
                                  OF PERIOD  INVESTMENT  GAIN (LOSS) ON   INVESTMENT  INVESTMENT  REALIZEDN         TOTAL
YEAR ENDED DECEMER 31                            INCOME     INVESTMENTS   OPERATIONS      INCOME       GAIN  DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA FUND
-------------------
CLASS A
-------
1995.............................  $10.90       $.608        $1.391        $1.999          $.609        $--     $.609
1996.............................   12.29        .590         (.159)         .431           .591         --      .591
1997.............................   12.13        .597          .530         1.127           .597         --      .597
1998.............................   12.66        .593          .239          .832           .592         --      .592
1999.............................   12.90        .606         (.900)        (.294)          .596         __      .596
CLASS B
-------
1995*............................   10.99        .492         1.307         1.799           .499         --      .499
1996.............................   12.29        .496         (.161)         .335           .495         --      .495
1997.............................   12.13        .497          .534         1.031           .501         --      .501
1998.............................   12.66        .491          .233          .724           .484         --      .484
1999.............................   12.90        .490         (.891)        (.401)          .489         __      .489

OHIO FUND
---------
CLASS A
-------
1995.............................  $11.30       $.615         $1.306        $1.921         $.619      $.092     $.711
1996.............................   12.51        .605          (.097)         .508          .609       .059      .668
1997.............................   12.35        .607           .430         1.037          .606       .071      .677
1998.............................   12.71        .614           .040          .654          .597       .067      .664
1999.............................   12.70        .636          (.853)        (.217)         .603         __      .603
CLASS B
-------
1995*............................   11.40        .503          1.212         1.715          .513       .092      .605
1996.............................   12.51        .507          (.095)         .412          .513       .059      .572
1997.............................   12.35        .507           .424          .931          .510       .071      .581
1998.............................   12.70        .495           .061          .556          .489       .067      .556
1999.............................   12.70        .529          (.850)        (.321)         .499         __      .499


*   For  the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995.
**  Calculated without sales charges.
+   Annualized.
++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

                                       76

--------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                                   --------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE         ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++             WAIVED OR ASSUMED
                                             ---------------------------     --------------------------------
    NET ASSET                                                         NET                         NET     PORTFOLIO
        VALUE                      NET ASSETS                  INVESTMENT                  INVESTMENT      TURNOVER
       END OF    TOTAL RETURN   END OF PERIOD      EXPENSES        INCOME     EXPENSES         INCOME          RATE
       PERIOD        ** (%)    (IN THOUSANDS)           (%)           (%)          (%)            (%)           (%)
-------------- ------------- ----------------- ------------- ------------- ------------ -------------- -------------

       $12.29        18.72             $4,984           .20         5.18         1.36         4.03               76
        12.13         3.68              5,822           .38         4.94         1.31         4.02               43
        12.66         9.56              6,697           .40         4.87         1.23         4.04               30
        12.90         6.72              8,297           .40         4.68         1.13         3.95               54
        12.01        (2.35)             8,978           .48         4.84         1.24         4.08               47

       $12.29        16.65                $75          1.00+        4.38+        2.16+        3.23+              76
        12.13         2.85                134          1.20         4.12         2.12         3.20               43
        12.66         8.71                185          1.20         4.07         2.03         3.24               30
        12.90         5.83                246          1.20         3.88         1.93         3.15               54
        12.01        (3.18)               596          1.28         4.04         2.04         3.28               47

       $12.51        17.34            $19,398          .87          5.07         1.22         4.72               70
        12.35         4.23             20,123          .86          4.95         1.19         4.62               33
        12.71         8.64             19,308          .80          4.88         1.18         4.50               25
        12.70         5.26             19,767          .80          4.83         1.19         4.44               34
        11.88        (1.77)            18,574          .80          5.15         1.17         4.78               48

       $12.51        15.30               $282         1.76+         4.33+        2.13+        3.95+              70
        12.35         3.43                279         1.66          4.15         1.99         3.82               33
        12.70         7.73                335         1.60          4.08         1.98         3.70               25
        12.70         4.46                403         1.60          4.03         1.99         3.64               34
        11.88        (2.59)               640         1.60          4.35         1.97         3.98               48


--------------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA
                                ------------------------------------------------------------------------------------------

                                                                                         LESS DISTRIBUTIONS
                                                 INCOME FROM INVESTMENT OPERATIONS              FROM
                                             -------------------------------------     --------------------
                              NET ASSET                   NET REALIZET  TOTAL               NET         NET
                                  VALUE         NET     AND UNREALIZED  FROM         INVESTMENT    REALIZED         TOTAL
                              BEGINNING  INVESTMENT     GAIN (LOSS) ON  INVESTMENT       INCOME       GAINS  DISTRIBUTIONS
YEAR ENDED DECEMBER 31        OF PERIOD      INCOME        INVESTMENTS  OPERATIONS
--------------------------------------------------------------------------------------------------------------------------

OREGON FUND
-----------
CLASS A
-------
1995............................    $10.87       $.626         $1.289         $1.915      $.625          $--      $.625
1996............................     12.16        .589          (.161)          .428       .588           --       .588
1997............................     12.00        .582           .582          1.164       .584           --       .584
1998............................     12.58        .582           .191           .773       .583           --       .583
1999............................     12.77        .585          (.828)         (.243)      .577           __       .577
CLASS B
-------
1995*...........................    $10.97       $.541         $1.182         $1.723      $.543          $--      $.543
1996............................     12.15        .495          (.161)          .334       .494           --       .494
1997............................     11.99        .485           .573          1.058       .488           --       .488
1998............................     12.56        .480           .204           .684       .484           --       .484
1999............................     12.76        .489          (.846)         (.357)      .473           __       .473

PENNSYLVANIA  FUND
------------------
CLASS A
-------
1995............................     11.71       $.638         $1.463         $2.101      $.635        $.036      $.671
1996............................     13.14        .622          (.197)          .425       .627         .028       .655
1997............................     12.91        .624           .523          1.147       .624         .153       .777
1998............................     13.28        .642           .038           .680       .605         .095       .700
1999............................     13.26        .606          (.893)         (.287)      .613           __       .613
CLASS B
-------
1995*...........................    $11.81       $.539         $1.376         $1.915      $.549        $.036      $.585
1996............................     13.14        .529          (.201)          .328       .530         .028       .558
1997............................     12.91        .526           .510          1.036       .523         .153       .676
1998............................     13.27        .533           .039           .572       .497         .095       .592
1999............................     13.25        .498          (.890)         (.392)      .508           __       .508

VIRGINIA FUND
-------------
CLASS A
-------
1995............................    $11.68       $.625         $1.370         $1.995      $.629        $.036      $.665
1996............................     13.01        .626          (.195)          .431       .624         .067       .691
1997............................     12.75        .615           .504          1.119       .617         .032       .649
1998............................     13.22        .612           .123           .735       .603         .092       .695
1999............................     13.26        .629          (.967)         (.338)      .612           __       .612
CLASS B
-------
1995*...........................    $11.76       $.510         $1.286         $1.796      $.520        $.036      $.556
1996............................     13.00        .525          (.194)          .331       .524         .067       .591
1997............................     12.74        .513           .505          1.018       .516         .032       .548
1998............................     13.21        .505           .112           .617       .495         .092       .587
1999............................     13.24        .537          (.982)         (.445)      .505           __       .505



*   For the period  January 12, 1995 (date Class B shares were first  offered) to December  31, 1995.
**  Calculated without sales charges.
 +  Annualized.
++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

----------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
                ------------------------------------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE         ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++             WAIVED OR ASSUMED
                                                --------------------       ------------------------
    NET ASSET                                                         NET                         NET     PORTFOLIO
        VALUE                      NET ASSETS                  INVESTMENT                  INVESTMENT      TURNOVER
       END OF    TOTAL RETURN   END OF PERIOD      EXPENSES        INCOME     EXPENSES         INCOME          RATE
       PERIOD          ** (%)  (IN THOUSANDS)           (%)           (%)          (%)            (%)           (%)
-------------- ------------- ----------------- ------------- ------------- ------------ -------------- -------------

       $12.16        17.99             $6,840          .20          5.36         1.23         4.33               36
        12.00         3.68              9,917          .46          4.97         1.26         4.16               21
        12.58         9.97             11,800          .50          4.78         1.20         4.11               32
        12.77         6.29             13,038          .50          4.62         1.20         3.92               27
        11.95        (1.95)            12,389          .50          4.72         1.21         4.01               33

       $12.15        16.00               $342         1.00+         4.72+        2.03+        3.65+              36
        11.99         2.87                568         1.26          4.17         2.07         3.36               21
        12.56         9.03                752         1.30          3.98         2.00         3.31               32
        12.76         5.55              1,040         1.30          3.82         2.00         3.12               27
        11.93        (2.85)             1,096         1.30          3.92         2.01         3.21               33

       $13.14        18.29            $39,980           .86         5.07         1.11         4.82               48
        12.91         3.39             42,228           .86         4.86         1.11         4.61               42
        13.28         9.14             42,223           .85         4.79         1.10         4.54               37
        13.26         5.23             40,774           .86         4.81         1.10         4.57               26
        12.36        (2.24)            36,737           .86         4.69         1.11         4.44               36

       $13.14        16.49               $247          1.72+        4.20+        1.98+        3.94+              48
        12.91         2.61                781          1.66         4.06         1.91         3.81               42
        13.27         8.23              1,739          1.65         3.99         1.90         3.74               37
        13.25         4.39              2,048          1.66         4.01         1.90         3.77               26
        12.35        (3.03)             1,936          1.66         3.89         1.91         3.64               36

       $13.01        17.42            $25,193           .81         5.01         1.16         4.66               34
        12.75         3.47             21,047           .79         4.93         1.20         4.52               30
        13.22         9.03             22,136           .80         4.78         1.16         4.42               10
        13.26         5.69             23,423           .80         4.62         1.14         4.28               26
        12.31        (2.62)            21,008           .80         4.90         1.17         4.53               36

       $13.00        15.53               $991          1.66+        4.16+        2.02+        3.80+              34
        12.74         2.66              1,166          1.59         4.13         2.00         3.72               30
        13.21         8.19              1,390          1.60         3.98         1.96         3.62               10
        13.24         4.76              1,484          1.60         3.82         1.94         3.48               26
        12.29        (3.44)             1,059          1.60         4.10         1.97         3.73               36

[First Investors Logo]


TAX-EXEMPT MONEY MARKET
INSURED INTERMEDIATE TAX EXEMPT
INSURED TAX EXEMPT
NEW YORK INSURED TAX FREE
MULTI-STATE INSURED TAX FREE

    Arizona                  Minnesota
    California               Missouri
    Colorado                 New Jersey
    Connecticut              North Carolina
    Florida                  Ohio
    Georgia                  Oregon
    Maryland                 Pennsylvania
    Massachusetts            Virginia
    Michigan

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

Shareholder Manual: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198 Telephone: 1-800-423-4026


You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                             (Investment  Company  Act File No.:
                                             First  Investors  Tax-Exempt  Money
                                             Market Fund, Inc.  811-3690;  First
                                             Investors Insured  Intermediate Tax
                                             Exempt   Fund    811-5690;    First
                                             Investors  Insured Tax Exempt Fund,
                                             Inc. 811-2923;  First Investors New
                                             York  Insured  Tax Free Fund,  Inc.
                                             811-3843;      First      Investors
                                             Multi-State  Insured  Tax Free Fund
                                             811-4623)

FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
      A SERIES OF FIRST INVESTORS SERIES FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

95 Wall Street
New York, New York 10005
1-800-423-4026

                            STATEMENT OF ADDITIONAL INFORMATION
                                    DATED APRIL 28, 2000


      This is a Statement of Additional Information ("SAI") for FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC. ("TAX-EXEMPT MONEY MARKET FUND"), FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE TAX EXEMPT FUND"), a series of FIRST INVESTORS SERIES FUND ("SERIES FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND"), FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. ("NEW YORK INSURED TAX FREE FUND"), and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND ("MULTI-STATE INSURED TAX FREE
FUND"). Each Fund is an open-end diversified management investment company. SERIES FUND offers five separate series, one of which, INSURED INTERMEDIATE TAX EXEMPT FUND, is described in this SAI. INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND and TAX-EXEMPT MONEY MARKET FUND each offer one series. MULTI-STATE INSURED TAX FREE FUND offers 17 series: ARIZONA FUND, CALIFORNIA FUND, COLORADO FUND, CONNECTICUT FUND, FLORIDA FUND, GEORGIA FUND, MARYLAND FUND, MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND, MISSOURI FUND, NEW JERSEY FUND, NORTH CAROLINA FUND, OHIO FUND, OREGON FUND, PENNSYLVANIA FUND and VIRGINIA FUND (each a "Single State Fund"). INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND, TAX-EXEMPT MONEY MARKET FUND, and each Single State Fund are referred to herein collectively as "Funds."

      This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated April 28, 2000, which may be obtained free of charge from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS

Investment Strategies and Risks..............................................3
Investment Policies..........................................................6
Futures and Options Strategies..............................................15
Investment Restrictions.....................................................21
Insurance...................................................................31
State Specific Risk Factors.................................................33
Portfolio Turnover..........................................................95
Directors or Trustees and Officers..........................................97
Management.................................................................100
Underwriter................................................................103
Distribution Plans.........................................................104
Determination of Net Asset Value...........................................107
Allocation of Portfolio Brokerage..........................................108
Purchase, Redemption and Exchange of Shares................................108
Taxes......................................................................111
Performance Information....................................................125
General Information........................................................135
Appendix A Description of Municipal Bond Ratings...........................150
Appendix B Description of Municipal Note Ratings...........................156
Appendix C Description of Commercial Paper Ratings.........................157
Appendix D.................................................................158
Financial Statements.......................................................161
Shareholder Manual:  A Guide To Your First Investors Mutual Fund Account...268

                         INVESTMENT STRATEGIES AND RISKS


TAX-EXEMPT MONEY MARKET FUND

      TAX-EXEMPT MONEY MARKET FUND seeks to earn a high rate of current income that is exempt from Federal income tax and is not a Tax Preference Item, consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-grade, short-term tax-exempt obligations issued by state and municipal governments and by public authorities. See "Municipal Instruments" below. Up to 20% of the Fund's net assets may be invested in high quality fixed-income obligations, the interest on which is subject to Federal income tax, including the AMT. There is also the risk that some or all of the interest income that a Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. See the discussion on "Taxes."

      The Fund may invest without limit in securities that are related to each other in such a fashion that economic, political or business changes or developments would affect more than one security in the Fund's investment portfolio. Securities or instruments of issuers in the same state or involved in the same business, or interest paid from similar sources of tax revenues, are examples of the factors that might have an effect on more than one instrument purchased by the Fund. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, that is, for delivery to the Fund later than the normal settlement date for most securities, at a stated price and yield. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

INSURED INTERMEDIATE TAX EXEMPT FUND AND INSURED TAX EXEMPT FUND

      INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND each seeks to provide a high level of interest income that is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("AMT") (a "Tax Preference Item").

      INSURED INTERMEDIATE TAX EXEMPT FUND seeks to achieve its objective by investing at least 80% of its total assets in various types of municipal securities issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Instruments"), the interest on which is exempt from Federal income tax and is not a Tax Preference Item. Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of three to ten years. See "Municipal Instruments," below.

      INSURED TAX EXEMPT FUND seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. The Fund also may invest up to 20% of its total assets in other types of Municipal Instruments, including certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments (collectively with municipal bonds, "Municipal Instruments"). Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund generally invests in bonds with maturities of over fifteen years. See "Municipal Instruments," below.

      While each Fund diversifies its assets among municipal issuers in different states, municipalities and territories, from time to time it may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the assets of a Fund could result in the Fund being invested in securities which are related in such a way that economic, business, political or other developments which would affect one security would probably likewise affect the other securities within that particular segment of the bond market.

      Each Fund may make loans of portfolio securities and invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. In addition, each Fund may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as "inverse floaters"). INSURED INTERMEDIATE TAX EXEMPT FUND also may acquire detachable call options relating to municipal bonds and invest in repurchase agreements. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Investment Policies," below.

      Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by First Investors Management Company, Inc. ("FIMCO" or "Adviser"). See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

NEW YORK INSURED TAX FREE FUND AND MULTI-STATE INSURED TAX FREE FUND

      GENERAL. Each Single State Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the NEW YORK INSURED TAX FREE FUND will invest at least 65% of its assets in New York bonds, the NEW JERSEY FUND will invest at least 65% of its assets in New Jersey bonds, and so on. However, the MINNESOTA FUND only invests in Minnesota obligations.

      NEW YORK INSURED TAX FREE FUND seeks to provide a high level of interest income that is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments issued by or on behalf of New York State and its municipal governments and by public authorities in New York State, as well as by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the Federal AMT.

      Each Single State Fund seeks to achieve a high level of interest income that is exempt from Federal income tax and is not a Tax Preference Item and, to the extent indicated for each Fund, is exempt from state and local income taxes for individual residents of a particular state. Each Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, the interest on which is exempt from Federal income tax, state and local income taxes in the states for whose individual residents the particular Fund is established and is not a Federal Tax Preference Item. However, the MINNESOTA FUND invests only in Minnesota municipal obligations because under Minnesota tax law, dividends paid to shareholders of the Fund are exempt from the regular Minnesota personal income tax only if 95% or more of the dividends are derived from Minnesota municipal obligations. Up to 20% of each Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the Federal AMT.

      While each Single State Fund diversifies its assets among municipal issuers, from time to time a Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the assets of a Fund could result in the Fund being invested in securities which are related in such a way that economic, business, political or other developments which would affect one security would probably likewise affect the other securities within that particular segment of the bond market.

      NEW YORK INSURED TAX FREE FUND may make loans of its portfolio securities, and each Fund may invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a

Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations in which the rate of interest varies inversely with interest rates on other municipal obligations or an index ("inverse floaters") and may acquire detachable call options relating to municipal bonds. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and invest in repurchase agreements.

      Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's or BBB or higher by S&P, each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance," below. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

ALL FUNDS

      GENERAL RISK FACTORS. There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Securities held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that a Fund receives might become taxable or be determined to be taxable by the IRS, applicable state tax authorities, or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Security to repay its obligations.

                               INVESTMENT POLICIES

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the gong rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.
      COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix C to the SAI for a description of commercial paper ratings.

      DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations which are rated Baa by Moody's or BBB by S&P have speculative characteristics.

      EURODOLLAR CERTIFICATES OF DEPOSIT. Tax-Exempt Money Market Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from CDs issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      HIGH YIELD SECURITIES. Although each Fund except Tax-Exempt Money Market Fund may invest up to 5% of its net assets in municipal bonds rated lower than Baa by Moody's or BBB by S&P, each Fund currently does not intend to purchase such municipal bonds. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

      Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. "Municipal High Yield Securities," unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Adviser.
Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

      Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

      In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

      INVERSE FLOATERS. Each Fund except Tax-Exempt Money Market Fund may invest up to 10% of its net assets in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

      LOANS OF PORTFOLIO SECURITIES. Each Fund except Tax-Exempt Money Market Fund may loan securities to qualified broker-dealers or other institutional investors, provided the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by the Fund, it pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time, and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such lending function is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. INSURED INTERMEDIATE TAX EXEMPT FUND has a non-fundamental policy that the aggregate value of portfolio securities it can lend will not exceed 10% of its net assets, and INSURED TAX EXEMPT FUND may not make such loans in excess of 10% of its total assets.

      MUNICIPAL INSTRUMENTS. Each Fund, except where noted, may invest in the following types of Municipal Instruments:

      MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

      PRIVATE ACTIVITY BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs.

      CERTIFICATES OF PARTICIPATION. Each Fund except Tax-Exempt Money Market Fund may invest in Certificates of Participation ("COPs"). COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states,

COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. The applicable Fund's Board of Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the COPs in the applicable Fund's portfolio and, subject to review by that Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer,
(5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser, according to the factors reviewed by rating agencies.

      MUNICIPAL NOTES. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. For each Fund other than the Tax-Exempt Money Market Fund, such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B.

      VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by the applicable Fund's Board to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

      VARIABLE RATE AND FLOATING RATE NOTES. Each Fund may invest in variable rate and floating rate notes, which are derivatives, issued by municipalities. Variable rate notes include master demand notes, which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

      The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay agencies.

      MUNICIPAL COMMERCIAL PAPER. Each Fund may invest in municipal commercial paper. Issues of commercial paper are short-term unsecured negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt.

      PUT BONDS. Each Fund may invest in put bonds. A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. The Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. The FUND will only invest in put bonds as to which it can exercise the put feature on not more than seven days' notice if there is no liquid secondary market available for these obligations. There is no assurance that an issuer of a put bond acquired by the Fund will be able to repurchase the bond on the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

      PARTICIPATION INTERESTS. Each Fund may acquire any eligible Municipal Instrument in the form of a participation interest. Under such an arrangement, the Fund acquires as much as a 100% interest in a Municipal Instrument held by a bank or other financial institution at a negotiated yield to the Fund. Banks or other financial institutions may retain a fee, amounting to the excess of interest paid on an instrument over the negotiated yield to the fund, for issuing participation interests to the Fund. The Fund will acquire written participation interests in Municipal Instruments only if they are issued by banks or other financial institutions which, in the opinion of FIMCO, present minimal credit risk to the Fund. Participation interests may be accompanied by a standby commitment by the bank or other financial institution to repurchase the participations at the option of the Fund. The Fund purchases such a participation only if the issuer has a private letter ruling from the IRS or an opinion of its counsel that interest on the participation for which standby commitments have been issued is exempt from Federal income taxation. Participations that are not accompanied by a standby commitment may not be liquid assets.

      REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. INSURED INTERMEDIATE TAX EXEMPT FUND may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value), and with respect to Tax Exempt Money Market Fund 10% of its net assets, would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes detachable call options and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. While the Funds have no intention of investing in options in the coming year, if any Fund does so, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      STANDBY COMMITMENTS. Each Fund may acquire standby commitments from banks with respect to simultaneous purchases of Municipal Instruments for the Fund's portfolio. Under this arrangement, a bank agrees to buy a particular Municipal Instrument from a Fund at a specified price at the Fund's option. A standby commitment is similar to a put option for a particular Municipal Instrument in the Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of the Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for the Municipal Instruments when the Fund decides to sell the Municipal Instrument for which it is issued and the lack of familiarity with standby commitments in the marketplace.

      The Fund's ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a Municipal Instrument covered by a standby commitment at any time and to any person.

      The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for Municipal Instruments covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the Municipal Instruments so covered. The total amount the Fund may pay as consideration in either manner, on an annual basis, of the issuance of standby commitments may not exceed 0.50% of that Fund's total assets.

      Standby commitments acquired by the Fund are not added to the computation of that Fund's net asset value and are valued at zero. When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.

      In the absence of either a favorable ruling of the IRS, or opinion from the bond issuer's counsel, that the Interest on Municipal Instruments for which standby commitments have been issued is exempt from Federal income taxation, the Fund will not acquire standby commitments.

      TIME DEPOSITS. Each Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      TAXABLE SECURITIES. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of (1) obligations of the U.S. Government, its agencies or instrumentalities, (2) other debt securities or commercial paper rated within the highest grade by S&P or Moody's and (3) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specific return.

      U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government obligations is usually three months to thirty years.

      WHEN-ISSUED SECURITIES. Each Fund may invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON SECURITIES. Each Fund except Tax Exempt Money Market Fund may invest in zero coupon municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned each year on zero coupon securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

                         FUTURES AND OPTIONS STRATEGIES

      While the Funds (with the exception of the TAX-EXEMPT MONEY MARKET FUND) have the ability to engage in the futures and options strategies discussed below, none of the Funds have the current intention of doing so. Subject to the lack of any current intention to do so, the Adviser may engage in certain options and futures strategies to hedge each Fund's portfolio, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by each Fund's Board to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC.

      Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

      COVER FOR HEDGING AND OPTION INCOME STRATEGIES. No Fund will use leverage in its hedging and option income strategies. No Fund will enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      OPTIONS STRATEGIES. A Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

      A Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, to the extent described under and therefore subject to each Fund's limitation on investments in illiquid securities. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

      A Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. A Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

      Currently, options on debt securities are primarily traded on the OTC market. OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security and the market value of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities.

      Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      FUTURES STRATEGIES. A Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

      A Fund may use financial futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. A Fund may purchase a financial futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell a financial futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

      A Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. A Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

      A Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.

      FUTURES GUIDELINES. To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio.

      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

      A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

                             INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means that the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

      TAX-EXEMPT MONEY MARKET FUND.  TAX-EXEMPT MONEY MARKET FUND will not:

      (1) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.

      (2) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph (1) above.

      (3) Make loans, except by purchase of debt obligations and through repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days, along with all illiquid assets, will not exceed 10% of the Fund's total assets (taken at current value).

      (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer. The Fund will not invest in securities such that any one bank's letters of credit support more than 10% of the Fund's total assets.

      (5) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (6) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

      (7) Make short sales of securities.

      (8)  Write  or  purchase  any  put  or  call  options,   except   stand-by
commitments.

      (9) Knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market.

      (10) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (11) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies which, including predecessors, have a record of less than three years' continuous operation.

      (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (13) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser or management owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock).

      (14) Invest in companies for the purpose of exercising control or management.

      (15) Issue senior securities.

      (16) Buy or sell real estate, commodities or commodity contracts (unless acquired as a result of ownership of securities) or interest in oil, gas or mineral explorations, provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      The Fund has adopted the following non-fundamental restrictions which may be changed without shareholder approval:

      (1) Notwithstanding fundamental investment restriction (2) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.

      (2) Notwithstanding fundamental investment restriction (4) above, with respect to 100% of its total assets, the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Funds total assets would be invested in the securities of that issuer.

      Notwithstanding fundamental investment restriction (16) above, the Fund will not invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.

      INSURED INTERMEDIATE TAX EXEMPT FUND. INSURED INTERMEDIATE TAX EXEMPT FUND will not:

      (1)   Issue senior securities.

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

      (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Make loans, except loans of portfolio securities and repurchase agreements.

      (8) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceeds 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (7) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      INSURED TAX EXEMPT FUND.  INSURED TAX EXEMPT FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.

      (3) Invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. Government).

      (4) Purchase securities in an amount to exceed 5% of its gross assets, of unseasoned issuers, including their predecessors, which have been in operation less than three years.

      (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Issue senior securities.

      (8) Invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.

      (9) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

      (10) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

      (11) Invest in oil, gas or other mineral exploration or development programs.

      (12) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

      (13) Purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval. These restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      NEW YORK INSURED TAX FREE FUND.  NEW YORK INSURED TAX FREE FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

      (3) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (4) Purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.

      (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      (6) Buy or sell real estate or interests in oil, gas or mineral exploration, or issue senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      The  Fund   has   adopted   the   following   non-fundamental   investment
restrictions,   which  may  be  changed  without   shareholder   approval.   The
restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (6) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (7) Invest in the securities of other investment companies or investment trusts except to the extent permitted by law.

      MULTI-STATE INSURED TAX FREE FUND.  Each Single State Fund will not:

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

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of a Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the non-governmental beneficiary of the industrial development bond, then such non-governmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

      (3) Purchase the securities of any issuer (other than the U.S. Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.

      (4) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of any Fund to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

      (5) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      (8) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, each Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      (9)  Make  loans,  except  by  purchase  of  debt  obligations,   publicly
distributed bonds or debentures (which are not considered loans), and through repurchase agreements.

      MULTI-STATE INSURED TAX FREE FUND, on behalf of each Single State Fund, has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. These restrictions provide that each Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Adviser, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent each Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided such Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                                    INSURANCE

      The municipal bonds in each Fund's portfolio, with the exception of the TAX-EXEMPT MONEY MARKET FUND, will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

      Each Fund except for the  TAX-EXEMPT  MONEY  MARKET  FUND has  purchased a
Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by a Fund. AMBAC furnished each Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to a Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance;
(3) municipal bonds purchased by a Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by a Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC so notifies a Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund may ask its shareholders to approve continuation of its business without insurance.

      In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

      The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

      A Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net gain or loss realized by a Fund upon the sale of the bond.

      In addition to the contract of insurance relating to each Fund, there is a contract of insurance between AMBAC and Executive Investors Trust. Otherwise, neither AMBAC nor any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

      AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of $4,013,000,000 (unaudited) and statutory capital of $2,402,000,000 (unaudited) as of December 31, 1999. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A financial strength rating to AMBAC.

      AMBAC has obtained a private letter ruling from the IRS to the effect that AMBAC's insuring an obligation will not affect the treatment for Federal income tax purposes of interest on the obligation and that payments of insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy will be treated for Federal income tax purposes in the same manner as if the payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed; nevertheless, those rulings may be viewed as generally indicative of the IRS's views on the proper interpretation of the Code and the regulations thereunder.

      AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

      The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

                           STATE SPECIFIC RISK FACTORS

      Set forth below is discussion of risk factors with respect to some of the Funds that invest primarily in obligations of issuers from a particular state. This information has been prepared by local counsel to each Fund. The information presented is summary of the risk factors that may affect a particular Fund and is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed that may adversely affect the value of, and the payment of interest and principal on, the obligations held by a Fund.

      RISK FACTORS FOR THE ARIZONA FUND. The ARIZONA FUND will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the state of Arizona and the particular revenue streams supporting such issuers' obligations, the income derived by the ARIZONA FUND, the ability to preserve or realize appreciation of the ARIZONA FUND'S capital, and the liquidity of the ARIZONA FUND could be adversely affected. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the ARIZONA FUND may invest.

      Arizona's economy continues on a path of strong growth, although economists at Arizona State University expect the growth rate to slow. There are, however, no signs of any serious imbalances. Arizona's economy is among the fastest growing in the country. The state's population increased by more than 100,000 each year during the 7-year period from 1991 to 1999. During 1999, Arizona's population was estimated at approximately 4.84 million. As a result, homebuilding and commercial construction are extremely strong, although construction is expected to slow somewhat in 2000. This growth in population will require corresponding increases in revenue of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of Arizona's economy will be critical to providing such increased revenue.

      The state's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. State unemployment rates have remained generally comparable to the national average in recent years, while the Arizona economy has generally performed above the national average in recent years. Arizona has held a steady position among the top five states in employment growth since May 1993. In 1999, the Arizona rate of non-agricultural job creation ranked second in the nation. Furthermore, from the third quarter of 1998 to the third quarter of 1999, Arizona's personal income increased by approximately 7.65 percent.

      Arizona is required by law to maintain a balanced budget. To achieve this objective, Arizona has, in the past, utilized a combination of spending reductions and tax increases. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.

      With respect to issuers of the securities in which the ARIZONA FUND will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations payable from a source of revenue that affects the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electrical system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

      Arizona's state constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the approval of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property, and (ii) any incorporated city or town of the State with such approval may be allowed to become indebted up to an additional 20% for (a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational facilities. Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from the restrictions of the Arizona Constitution. There are also restrictions relating to such entities implemented by statute.

      Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.

      Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

      RISK FACTORS FOR THE CALIFORNIA FUND. Changes in the California Constitution and other laws during the last several years have restricted the ability of California taxing entities to increase real property tax revenues and, by limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of growth, of certain components of state and local revenues. These actions have raised additional questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13." Proposition 13 limits AD VALOREM taxes on real property and restricts the ability of taxing entities to increase real property taxes by requiring a two thirds majority approval to authorize increases in real property taxes. Various efforts have been made to ease these limitations. To date, none of these efforts has been successful. For example, as recently as March 7, 2000, the California electorate rejected Proposition 26, which would have exempted school bond issues from Proposition 13's two-thirds voter approval requirement. Legislation passed subsequent to Proposition 13 provided for the assumption of certain local obligations by the State. Much of this aid to local governments, however, was eliminated during the recession which was most acute in California from 1990 to 1995. During the same period, the California legislature attempted to offset this loss of aid by providing additional funding sources (such as sales taxes) to local governments and by reducing certain mandates for local services. There can, of course, be no assurance that local governments will receive sufficient state assistance to meet their obligations in a timely manner. The rejection of Proposition 26 reduces the likelihood that local school districts will be able to assume a greater proportion of the funding burden for school facilities.

      Article XIIIB of the State's Constitution may also have an adverse impact on California state and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriations limit imposed for each State and local government entity. This appropriations limit is adjusted annually for changes in State per capita personal income and population and, when applicable, for transfers among government units of financial responsibility for providing services or of financial sources for the provision of those services. The appropriations limit has exceeded the appropriations subject thereto in each of the most recent three fiscal years and is projected to exceed those appropriations in both the 1999-2000 fiscal year and the 2000-01 fiscal year. Payments of debt service on bonds authorized by the voters are exempt from this limitation. Revenues in excess of this appropriations limit are divided equally between transfers to K-14 school districts and refunds to taxpayers.

      In 1988, Proposition 98 was enacted by the voters of California. Proposition 98 changed state funding of public education below university level, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Currently, the Proposition 98 formulas require the allocation of approximately 35% of General Fund revenues to such educational support.

      In November, 1996, the voters of California approved Proposition 218. Proposition 218, like Proposition 13, amended the California Constitution. It requires any special tax, levy or fee imposed or increased since January 1, 1995, without voter consent to be validated by a vote and certain new taxes, fees, charges and assessments and increases therein to be approved by voters prior to their implementation by government agencies. Since the passage of Proposition 218, the bond ratings of several large California cities, including Los Angeles and San Diego, have been downgraded by municipal bond ratings services.

      Recent allegations of corruption within the Los Angeles Police Department have led to the overturning of a number of criminal convictions and fears of substantial liability for the City and, potentially, other California governmental agencies. It is impossible to estimate this potential liability at this time, although the Mayor of Los Angeles has already proposed diverting the City's anticipated proceeds from the settlement with the tobacco companies for this purpose. This proposal has been rejected by the City Council but is an indication of the potential severity of this matter.

      Orange County has been discharged from bankruptcy proceedings and its bond ratings have been restored to investment grade. Although the events leading to that bankruptcy are neither systemic nor unique to Orange County or to California generally, the impact of that bankruptcy may continue to affect the financing costs of California and its political subdivisions.

      In June, 1999, the Legislature approved a budget for the 1999-2000 fiscal year which included a general fund budget of $63.7 billion, up from $57.3 billion in fiscal 1998-1999.

      Like in other states, the budgetary process in California often becomes a negotiation among various political groups which is not resolved until after the commencement of the relevant fiscal year. On July 21, 1998, a state trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for the 1998-1999 fiscal year, with certain

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limited  exceptions,  in the  absence  of a State  budget,  irrespective  of any continuing appropriation . (HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL). This injunction has been stayed pending an appeal before the State Court of Appeal. No date has been set for the argument of this appeal.

      On January 10, 2000, Governor Davis submitted a proposed budget for 2000-01, which contains a $68.8 billion General Fund budget. The Governor's 2000-01 budget projects a deficit of approximately $700 million in the 1999-2000 General Fund Budget to be made up from the state's reserves. According to a February 2000 report of the California State Legislative Analyst, however, General Fund revenues for the eighteen month period January 1, 2000, to June 30, 2001, could exceed the Governor's estimates by as much as $4.2 billion if the State's recent strong economic growth continues during this period. The 2000-01 budget assumes receipt of approximately $387.9 million from the settlement of the tobacco litigation and one-time revenue from the sale of certain assets. Specific amounts to be received by the States from the settlement of the tobacco litigation are subject to adjustment. They can be reduced by federal government actions or reductions in cigarette sales. They can be increased by increases in cigarette sales or by inflation. The "second initial" installment from the tobacco settlement, received in December 1999 was fourteen percent lower than the base settlement amount due to a decrease in sales. A bankruptcy of any of the four major cigarette companies could also significantly impact this anticipated revenue stream.

      The rights of owners of California governmental securities are subject to the limitations on legal remedies against the governmental entity issuing such securities, including a limitation on enforcement of judgments against funds needed to service the public welfare and interest, and in some instances a limitation on the enforcement of judgments against the entity's funds of a fiscal year other than the fiscal year in which the payments were due.


      RISK FACTORS FOR THE COLORADO FUND. The COLORADO FUND will concentrate its investments in debt obligations of the State of Colorado and its local government entities (the "Colorado Obligations"). The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of and the payment of interest and principal on the Colorado Obligations.

      The State of Colorado issues no general obligation bonds secured by the full faith and credit of the State due to limitations contained in the State constitution. Several agencies and instrumentalities of the State, however, are authorized by statute to issue bonds secured by revenue from specific projects and activities. Additionally, the State currently is authorized to issue short-term revenue anticipation notes and long-term notes payable from certain federal highway program distributions.

      There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur

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indebtedness.  The major sources of revenue for payment of indebtedness of these local governments are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes (for cities and counties) and revenue from special projects. Residential real property is assessed at 9.74% of its actual value for ad valorem taxes collected in 2000. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%.

      In 1998, the last year for which such information is currently available, the assessed valuation of all real and personal property in Colorado was $40,167,970,063, an increase of 4.2% from 1997 levels. In 1997 and 1998,
$3,032,963,241 and $3,195,071,808, respectively, were collected in property taxes throughout Colorado. Sales and use taxes collected at the local level from January 1, 1999 through September 30,1999 (the most recent information available) increased approximately 7.6% over those collected for the same period in 1998.

      Colorado's economy was robust for most of the 1990s, fueled in part by large public construction projects, a healthy tourist economy, and increased employment in the wholesale and retail trade and general services sectors and in high tech manufacturing. For the decade, Colorado was the 5th fastest growing State in the United States. Now, most of the large public works projects are completed and increases in tourism have slowed since the voters failed in 1993 to approve an extension of the statewide tourism tax. For these and other reasons, economists are predicting that growth of the Colorado economy will slow. The unemployment rate is still low, however (2.8% in November 1999), below the United States average (4.1%). Colorado's total non-agricultural employment, while at record highs, has shown a lower growth rate recently.

      Employment in the service and trade industries represents approximately 54% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16%. Manufacturing represents only 10% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment.

      A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus a growth factor (measured by population, school enrollment or construction, depending on the governmental entity); and requires voter approval of (a) all new taxes or tax increases and (b) the issuance of most types of debt. Though the TABOR Amendment has not yet had a material adverse effect on the credit quality of State and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment (the "Gallagher Amendment") which has had the effect of lowering the assessment rate on residential property from 21% to 9.74% over the past 12 years. Younger or rapidly growing residential communities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

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

      RISK FACTORS FOR THE CONNECTICUT FUND. Traditionally, Connecticut has been viewed primarily as a manufacturing and industrial state. While manufacturing remains an important sector of the State's economy, other sectors, particularly, finance, insurance, real estate, trade (wholesale and retail) and services have expanded to provide diversification tending to somewhat dilute the influence of manufacturing. In 1999, manufacturing provided approximately 16% of total Connecticut employment, while the service sector provided approximately 32% of the State's employment. The finance, insurance and real estate sector provided approximately 8% of the State's employment.

      In the early 1990's, a variety of factors, including difficulties in the banking and insurance industries in New England (which resulted in the tightening of credit), the reduction in defense employment (resulting from an overall decline in federal defense spending), and the softening of the real estate and construction markets, impeded the growth of the Connecticut economy. Since 1993, however, the State's economy has recovered. Helped by a strong national economy, the State's economy continued to grow during Fiscal Year 1999 and indicators of future economic activity are showing an upward trend.

      Connecticut's unemployment rate of 2.1%, as of August 1999, represents a decrease from the 1998 unemployment rate of 3.2% and is lower than the national unemployment rate of 4.2%. The state's labor force is highly educated with 32.7% of those over the age of twenty-five holding a college degree, which ranks Connecticut number two in the country in this category. By most measurements, Connecticut consistently ranks as one of the top five high technology employment states. The fastest growing occupations in the state are computer engineer, systems analysts, computer support specialist, financial sales, physical therapist, biological scientist, recreation attendant, social worker, home care aide and medical assistant. Even Connecticut's urban areas, which traditionally maintained high rates of unemployment, have posted notable declines in the number of unemployed.

      Connecticut's per capita income for 1998, at $37,700, was the highest in the nation and 42.4% above the national average. However, State median household income, adjusted for inflation, has declined by 15.7% through the past decade. In addition, the State is one of the top five in the nation for income inequality, which may threaten the State's long-term prospects for growth.

      The three major sources of revenue for the State are the personal income tax, the sales and use taxes, and the corporation business tax. According to the State Comptroller, the personal income tax raised approximately $3.4 billion in Fiscal Year 1999, an increase of $.2 billion over Fiscal Year 1998.

      According to the State Comptroller, Fiscal Year 1999 ended with a General Fund operating surplus of $169 million. The surplus was primarily due to strong revenue growth (a 3.1% increase over the prior year). The State Comptroller reported a surplus from the State's General Fund operations of approximately $93 million for Fiscal Year 1993 (excluding proceeds received from deficit financing); a surplus of $51 million for Fiscal Year 1994, a deficit of $242 million for Fiscal Year 1995, a surplus of $198 million for Fiscal Year 1996, a surplus of $252 million for Fiscal Year 1997 and a surplus of $252 million for

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

Fiscal Year 1998. On January 3, 2000, the State Comptroller's office reported that the General Fund is projected to show an operating surplus of approximately $127 million for Fiscal Year 2000.

      The State's General Fund balance sheet, which is presented using Generally Accepted Accounting Principles, showed a cumulative deficit of $602.7 million at the end of Fiscal Year 1999, a decrease of $91.6 million from the prior year (a large portion of the decrease is attributable to a one-time payment of accumulated payroll liabilities). These payroll liabilities will begin to rise again in Fiscal Year 2000 and the GAAP deficit will again trend upward. Over the past five years, the General Fund balance sheet deficit has increased by almost 30%. The State Comptroller attributes the difference between the General Fund's operating surplus and the increase in balance sheet deficit primarily to the State's use of modified cash accounting for annual budgeting purposes.

      Fiscal Year 1999 expenditures from the General Fund increased by 5.3% over the prior year. For the second straight year the state's constitutional cap on spending was exceeded. The additional appropriations required a declaration of extraordinary circumstances by the Governor. The cap was exceeded by $525.7 million in Fiscal Year 1999, and by $194.1 million in Fiscal Year 1998.

      In addition to the General Fund, the State also operates several Special Revenue Funds which are often used as a means of earmarking or reserving certain revenues to finance particular activities. These include, among others, the Transportation Fund, the Grant and Loan Programs Fund and the Housing Programs Fund. These Special Revenue Funds are generally funded by each fund's operating revenues. When the operations of all of the State's governmental funds are considered, the State showed an overall deficit of $380 million in Fiscal Year 1999.

      Connecticut's net State bonded debt was $9.4 billion at the end of Fiscal Year 1999. In Fiscal Year 1999, the State issued $56 million in bonds. Debt service, as a percentage of general fund expenditures, increased to 8.6% for Fiscal Year 1999 from 8.1% for Fiscal Year 1998. Connecticut has the highest per capita debt in the nation. Public bonded debt per capita increased to $2,857 in Fiscal Year 1999 from $2,820 for the prior year.

      In addition to bonded debt, the State has other long-term obligations which, for Fiscal Year 1999, primarily consisted of unfunded pension obligations of $7.242 billion, unfunded payments to employees for compensated absences of $275 million, unfunded workers' compensation payments of $280 million, and capital leases of $52 million. When these obligations are added to the State's bonded debt, Connecticut's total State debt for Fiscal Year 1999 was approximately $17.2 billion, a $533 million increase over the prior year. This high debt level could impact bond ratings, increase interest cost on all borrowings, and reduce the State's flexibility in future budgets due to the higher fixed costs for debt service.

      The State is a party to numerous legal proceedings. According to the State Attorney General, most of these proceedings are unlikely to have a material adverse affect on the State's finances. There are, however, several legal proceedings which, if decided against the State, may result in material future expenditures for expanded services or capital facilities or may impair future revenue sources. It is not possible to determine the outcome of these proceedings or to estimate the effects of adverse decisions on the State's financial position.

      RISK FACTORS FOR THE FLORIDA FUND. The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description. This summary is based on publicly available information. The FLORIDA FUND has not independently verified the information.

      Municipal instruments of Florida issuers may be adversely affected by political, economic and legal conditions and developments within the State of Florida. In addition, the Florida constitution and statutes mandate a balanced budget as a whole, and require each of the separate funds (General Revenue Fund, Trust Funds and Working Capital Fund) within the budget to be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). The balanced budget requirement necessitates a continuous evaluation of receipts and expenditures and makes Florida vulnerable to a sharp unexpected decrease in revenues.

      The State of Florida is not authorized by law to issue obligations to fund governmental operations; but is authorized to issue bonds pledging its full faith and credit to finance or refinance the cost of state fixed capital outlay projects upon approval by a vote of the electors. However, Florida may issue revenue bonds without a vote to finance or refinance the cost of state fixed capital outlay projects which are payable solely from funds other than state tax revenues. Recently, $2.5 billion in bonds were authorized for school consideration, with a dedicated portion of proceeds from the Florida State lottery pledged as security. Municipal instruments issued by cities, counties and other governmental authorities are payable either from their general revenues (including ad valorem and other taxes) within their jurisdiction or revenues from the underlying project. Revenue obligations issued by such governmental bodies and other entities are customarily payable only from revenues from the particular project or projects involved. The limitations on the State of Florida and its governmental agencies and Florida local governmental agencies may inhibit the ability of such issuers to repay existing municipal indebtedness and otherwise may affect their credit standing. In addition, the ability of such issuers to repay revenue bonds will be dependent on the success of the particular project to which such bonds relate.

      Florida can be described as experiencing rapid growth, with a widening of its economic base and increased diversification of its major businesses. One measure of Florida's economic growth indicates that Florida's economy (as measured by Gross State Product) grew, during 1998, at a rate of 4.8% while the nation's GDP grew at 3.9%. During the last several decades, Florida's economy has diversified and has shifted emphasis from resource manufacturing to tourism, other services and trade. December 1999 estimates indicate that Florida's non-farm employment can be broken down as follows: mining - 0.1%; construction - 5.4%; manufacturing - 7.0%; transportation - 5.1%; trade - 28.4%; finance - 6.4%; services - 37.3%; and government - 3.7%. Although economic development efforts are broadening, economic developments affecting the service industry, the tourism industry and high-tech manufacturing could have severe affects on the Florida economy. Due to the development of amusement and educational theme parks, the seasonal and cyclical character of Florida's tourist industry was

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

reduced in the 1990's, but recent additions to the number of theme parks in Orlando area are anticipated to bring in new tourists. However, a decline in the national economy, increased fuel prices, competition from other tourist destinations, crime and international developments all may affect Florida tourism.

      Florida's population growth is one reason why Florida's economy has generally performed better than that of the nation as a whole. While Florida's population growth has traditionally helped its economy to perform above the national average, the rapid population growth experienced by the State in the 1980's has slowed down. Demographers forecasted Florida's population growth through the end of the 1990's to be significantly below the level of the 1980's. Nonetheless, since the 1950's the State of Florida has grown dramatically. In 1950, Florida was the twentieth most populous state with a population of 2.8 million. In 1980, Florida was the seventh most populous state with a population of 9.7 million. Florida's population was approximately 14.7 million in 1997 and approximately 15.1 million in 1999, ranking Florida as the fourth most populous state nationally and the most populous of the southeastern states. From 1985 through 1998, the State's average annual rate of population increase has been approximately 2.3%, as compared to an approximately 1.0% average annual increase for the nation as a whole. The average annual rate of population increase during the period of 1991 to 1997 was 1.8%, based on 1997 estimates; and from 1998 through 199 there was an increase by 1.4%, according to 1999 estimates. By another measure, over the past 10 years, Florida's population has grown by approximately 19.6%, ranking Florida 8th among the states in total population growth. Recent estimates indicate that 275,000 residents were added to Florida's population in 1998, the bulk of which are prime working age adults as compared to earlier projections of an estimated 230,000 annual increase in prime working age adults through the end of the 1990's. However, population growth is no assurance of a strong economy.

      Florida is a leading site for retirement. July 1998 estimates indicate that 18.1% of Florida's population is over the age of 65. Florida's growth is partially caused by the number of retirees moving to take advantage of the favorable climate. In-migration has historically been a major driving force of Florida's economy. However, nationally, the growth in the number of young adults and retirees, the two groups most likely to move to Florida, is expected to decline significantly, as a result of changes in the overall age structure of the U.S. population.

      In addition, despite projections for slower overall population growth, an acceleration in the growth rate of Florida's school age population and over-80 population is expected, increasing the demands for government services particularly in the education and health care areas.

      Florida is attracting a significant number of working-age people. For instance, since 1985, the prime working-age population (18-44 years of age) has grown at an average annual rate of approximately 2.2%. As expected, job seekers moving to the State are settling primarily in the metropolitan areas, such as Metro-Dade, Orlando, Tampa, St. Petersburg and Jacksonville. For example, Florida employment growth in the Tampa-St. Petersburg area increased by 4.9% from July 1998 to July 1999. 1998 estimates indicate that Florida had a total population of approximately 15,111,200, comprised of approximately 935,000 persons between the ages of 15-19, 5,089,100 persons between the ages of 20-44, and 3,192,500 persons between the ages of 45 and 64 years old. The share of

Florida's total working-age population (18-59 years of age) to total state population is approximately 54% and is not expected to change appreciably through the year 2000. As of 1998 estimates, approximately 55.5% of Florida's population was between the ages of 20 and 64 years old. And, from 1990 through 1998 non-agricultural employment rose 24%, as compared to a 15.9% population increase during that same period. Over that same time period, Florida's labor force grew by 13.6%.

      Due to the large number of retirees, Florida's personal income has generally been insulated from certain economic effects. Florida's per capita personal income grew by about 4.1% in 1997, compared to the national average of about 4.7% during 1992 through 1997. Fourth quarter of 1998 estimates indicate that the gain had increased to 6.3%. Overall, Florida's medial household income increased at an annualized rate of 3.2% per year over the 10-year period ending in 1998. However, because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (including social security and pension benefits, among other sources of income) are a relatively more important sources of income to the State than in the nation, generally, and the southeast. Property income, and transfer payments are typically less sensitive to national business cycles than employment income and, therefore, have traditionally acted as a stabilizing force within Florida's economy during weak economic periods. Florida's retirement age population, living in part on interest income, will be adversely affected by any drops in interest rates. Efforts at both the state and federal level are underway to reduce health care expenditures and Florida relies more than most other states on federal Medicare and Medicaid dollars targeted to the elderly. In addition, cuts in entitlements such as Social Security could have an adverse impact on Florida's economy. Feared entitlement cuts themselves have the effect of reducing the consumer confidence of Florida's elderly population.

      The service sector is Florida's largest employer. Florida is predominantly a service-oriented state, in the bottom fifth of states in per capita value added to the economy by manufacturing. In contrast, the southeast and the nation have a greater proportion of manufacturing jobs which tend to pay higher wages. Consolidations, restructurings and failures in the service sector, in recent years, have adversely affected the Florida economy. In addition, manufacturing jobs in Florida differ substantially from those available nationwide and in the southeast, which are more concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of manufacturing jobs tend to be less cyclical than other forms of manufacturing employment. Florida's manufacturing sector has kept pace with the nation, at about 6% of the total U.S. manufacturing employment, since the beginning of the 1990's. However, defense cutbacks and a diminished space program may make it difficult to expand or even maintain Florida's existing small high-tech manufacturing base. New ventures in the computer and intellectual property industries may help to counteract losses in government and the space program. The success or failure of efforts to increase the number of high-tech jobs in connection with the Venture Star space plant, Lockheed Martin Corp.'s reusable launch vehicle in Florida's East Coast and the impact of initiatives to develop

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technology  based  businesses  along Florida's I-4 corridor may affect Florida's ability to expand or maintain a high-tech manufacturing base.

      In the area of international trade, Florida is considered well positioned to take advantage of strong economic growth in Latin America. Florida's exports to its top five Latin American markets (Brazil, Columbia, Argentina, Venezuela and Dominican Republic) reached $10 billion in 1994. However, poor economic conditions in Asia could affect Latin American countries, negatively impacting upon Florida's trade with Latin America.

      During the period 1985 - 1996, the State's population increased an estimated 26.1%. However, that growth rate has slowed in the later half of the 1990s, thus Florida's total population has grown by approximately 19.6% from 1989 through 1999. In the same period of time, Florida's total employment grew by approximately 28.5%. Florida's population grew about 1.6% during the period of July 1, 1997 to July 1, 1998. In 1997, Florida's job base grew by about 2.6%, however, a large portion of the new jobs were temporary positions. Florida's non-farm employment increased by approximately 4.1% during the year period ending December 1999. The average unemployment rate in Florida from 1986 to 1997 was approximately 6.2%, while the national average has been approximately 6.2%. In January, 1998, however, the unemployment rate in Florida was 4.6% compared with 4.8% nationally. In July of 1998, Florida's unemployment rate dropped to 3.8%, which was the lowest on a seasonally adjusted basis since October 1973; and January 2000 estimates place Florida's unemployment rate at 3.7%.

      Florida's economy has been and currently is partially dependent on the highly cyclical construction and construction related manufacturing sectors. Florida's single and multi-family housing starts accounted for approximately 8.5% of total U.S. housing starts in 1995, although Florida's population is 5.4% of the U.S. population. Total housing starts grew about 1% between 1996 and 1997. Traditionally, Florida's rapid growth in population has been a driving force behind Florida's construction industry. However, factors such as a tight labor market, Federal tax reform, the availability and cost of financing, over-development, impact and other development fees and Florida's growth management legislation and comprehensive planning requirements may adversely affect construction activity. Lower interest rates will tend to stimulate construction, while increased rates will diminish construction activity.

      Tourism is one of Florida's most important industries. Approximately 42.5 million domestic and international tourists visited Florida in 1996. In terms of business activities and state tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Visitors to the State tend to arrive by aircraft slightly more so than by automobile. Florida cities like Miami and Tampa have witnessed increased development of their capabilities as departure ports for the cruise industry. However, increased gasoline prices may impact on the number of seasonal tourists during the year 2000 summer tourist season. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the state has added, among other attractions, a variety of amusement and educational theme parks. New

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additions  to theme parks in the Orlando area have been added in the latter half of the 1990's. Significant beach re-nourishment projects have been conducted along Florida's west coast and beach areas such as Miami's South Beach have seen a revival. Other cities, like Tampa and Jacksonville, have seen recent development of new NFL stadiums and increased development of downtown waterfront attractions, including increased hotel and convention center capabilities. These types of diversification have helped and are anticipated to continue to reduce the seasonal and cyclical character of the industry, and effectively stabilize tourist-related employment as a result. However, higher gasoline prices, any downturn in the cruise industry and economic uncertainties in Asia, Europe and Latin America and the comparatively weak value of the Canadian dollar may reduce domestic or international tourism to Florida.

      The greatest single source of tax receipts in Florida is the sales and use tax, which accounted for approximately $13.349 billion of revenue in the 1997-1998 fiscal year. The State's dependence on sales taxes keeps the State susceptible to economic downturns which could cause a reduction in sales tax collections. Growth estimates for the yield from gross tax receipts rose from 4.5% to 6% in 1998-99, and actual collections were up 7.7%. Growth rate projections range from 0.5% for 2000 to about 3.8% in fiscal years 2001 and 2002. The growth rate in gross tax receipts is estimates to be 3% annually from 2003 through 2008.

      Florida depends more on sales taxes than most other states. This reliance has increased over time primarily because of a constitutional prohibition of a personal income tax and the reservation of ad valorem property taxes to local governments. The State does not levy ad valorem taxes on real property or tangible personal property. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes.

      Slightly less than 10% of the sales tax is designated for local governments and is distributed to the counties in which it is collected for local use by such counties and their municipalities. In addition, local governments may have (by referendum) limited authority to assess discretionary sales surtaxes within their counties.

      The adopted 1999-2000 budget includes considerable tax relief, mirroring the governor's recommendations. Intangible taxes were lowered by 1/2 mill (0.005) on financiaL assets and in 199-2000 there is designated a second of a three-part phase-out of such tax on accounts receivable. Additionally, the popular sales tax holiday on clothing was expanded, along with several other minor modifications. Revenues were initially projected at $18,555 million for 1999-2000 which would be a 4.4% increase, and with the net $349 million in legislative adjustments to the budget (including $165 million in intangible taxes and $143 million in sales taxes), revenues are estimated to be $18,206 million, which would be a 2.4% increase. Spending is still forecast to increase 3.0%. The sales tax, estimated at $13.2 billion, is projected to rise 4.7%, while the corporate income tax estimated at $1.5 billion) is projected for a 1.4% gain. However, the documentary stamp tax is projected for a 7.2% decline from current estimates to $425 million. Further slowing in personal income increases were experienced 1999 and is anticipated for 2000. Personal income increased by an average of 4.9% in 1999, and an increase of 3.5% is expected in

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2000.  Employment rose an estimated 3.4% in 1999 and is expected to rise by 2.9%
in 2000. By June 30, 2000, the balance is expected to be lessened to $416 million, in addition to the $847 million in stabilization reserve (which amounts to approximately 4.6% of projected 1999-2000 revenues). Revenues in the first month of fiscal 2000 were $99 million over adjusted estimates, which represents an estimated 7% increase over July 1998. This increased revenue may be explained as largely sales tax accounting for $72.4 million.

      Due to its involvement in a wide range of activities and the complexity of its system of taxation, Florida is a party to various legal actions. The outcomes of some of these actions could significantly reduce Florida's ability to collect taxes, force Florida to refund taxes already collected, require the State to pay damage awards, or result in the loss of valuable state property. Furthermore, past and pending litigation, to which Florida is not a party, may create precedents which may effectively result in future costs or revenue losses. In addition, the issuers may be involved in a variety of litigation which could have a significant adverse impact on their financial standing.

      Florida's local governments operate in a restrictive legal and political fiscal environment. They are faced with State imposed revenue raising and revenue expenditure constraints, rapid population growth, and voters' expectations for expanded services without higher property taxes. The Florida Constitution preempts to the State all revenue sources not specifically provided by law, except for the ad valorem property tax. It also limits levies of local governments to 10 mills. A constitutionally mandated homestead tax exemption of $25,000 per homestead also has eroded the tax base of many less populated counties. In addition, a recent constitutional amendment limits the ability of local governments to increase the assessed valuation of homestead property, which, together with the 10 mills limitation, could have a substantial adverse affect on local governments in the future. Florida law also requires that agricultural property be assessed according to its value in current use rather than its fair market value. Florida's local governments are not permitted by law to impose a personal income or payroll tax.

      Florida's Growth Management Act requires local governments to prepare growth plans for approval by the State. Local government growth plans must be restricted to require that new development will not be permitted unless adequate infrastructure such as roads, sewer, water and parks are available concurrently with the development. Known as Florida's "concurrency" requirement, this constraint has put heavy economic and political pressure on local governments. In addition, the Growth Management Act has spawned litigation involving local governments, which itself consumes resources, and in which an adverse outcome can adversely affect the local governments involved.

      In November, 1994, the voters of Florida approved the State legislature's joint resolution to amend the Florida Constitution. This amendment limits the amount of taxes, fees, licenses and charges imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State legislature. Any excess revenues generated must be

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

put into the Budget Stabilization Fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the revenue limitation, however, are revenues pledged to State bonds.

      The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the size of offerings, maturity of the obligations, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

      General obligation bonds issued by the State of Florida have consistently been rated Aa2, AA+, and AA by Moody's, S & P, and Fitch IBCA. Inc., respectively. There is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such rating agencies, or either of them if circumstances warrant. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse affect on the market price of Florida municipal instruments. Moreover, the rating of a particular series of revenue bonds or municipal obligations relates primarily to the project, facility, governmental entity or other revenue source which will fund repayment.

      Florida's rapid growth is straining resources but has also permitted the expansion of local governments and creates greater economic depth and diversity. While infrastructure developments have lagged behind population growth, it is expected that more infrastructure projects will be created, thereby increasing Florida's governmental indebtedness and the issuance of additional municipal instruments.

      While the bond ratings and some of the information presented above may indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular municipal instruments in the portfolio of the FLORIDA FUND will not be adversely affected by any changes in the economy. In addition, the economic condition in Florida as a whole is only one factor affecting individual municipal instruments, which are subject to the influence of a multitude of local political, economic and legal conditions and developments.

      RISK FACTORS FOR THE GEORGIA FUND. The Georgia Fund will concentrate its investments in debt obligations of the State of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia Obligations may be adversely affected by economic and political conditions and economic and legal developments within the State of Georgia. The information contained in this summary of risk factors for the Georgia Fund is not intended to be a complete discussion of all relevant risk factors. There may be other factors not discussed herein that may adversely affect the value of the payment of interest and principal on the Georgia Obligations.

      For fiscal year 1999, the Georgia General Assembly authorized $482,390,000, and a supplement of $794,719,000, in general obligation debt. At the end of fiscal year 1999, the State of Georgia had existing general obligation debt of $4,779,730,000. For fiscal year 2000, the Georgia General Assembly authorized $568,185,000 in general obligation debt. The 1999D and 2000A

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series of Georgia  obligation bonds are rated Aaa, AAA and AAA by Moody's,  S&P, and Fitch, respectively.

      Georgia continues to experience steady growth in both the economic and demographic arenas. Georgia's total net revenue collections for the fiscal year ending June 30, 1999, amounted to approximately $12,068,000,000, an increase of approximately 7.7% from the previous fiscal year. Estimated revenue from taxes and fees for fiscal year 2000 is projected to be approximately $12,641,000,000.

      According to the Department of Labor for the State of Georgia, Georgia's current unemployment rate is approximately 3.3%, placing Georgia below the national average unemployment rate. Total employment in Georgia is projected to increase by approximately fifteen percent by the year 2005, with large increases forecasted in service industries. Georgia's population is expected to grow steadily with projected population to increase to over 8.4 million people by the year 2005.

      While Georgia's immediate financial future appears sound, should the above-mentioned trends slow or reverse themselves, the Georgia economy and state revenues could be adversely affected. There can be no assurance that the events discussed above will not negatively affect the market value of the Georgia
Obligations or the ability of either the State of Georgia or its instrumentalities to pay interest and repay principal on the Georgia Obligations in a timely manner.

      RISK FACTORS FOR THE MARYLAND FUND. Some of the significant financial considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before July 14, 1999, relating to issues of Maryland obligations and does not purport to be a complete description.
      The State's total expenditures for the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998 were $9.580 billion, $10.03 billion and $10.286 billion, respectively. The State's General Fund, the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited, representing approximately 55% - 60% of each year's total budget, had a surplus on a GAAP basis of $139.1 million in fiscal year 1996, of $298.1 million in fiscal year 1997, and $536.1 million in fiscal year 1998. The State Constitution mandates a balanced budget.

      On April 7, 1998, the General Assembly approved the 1999 fiscal year budget. The 1999 Budget includes $3.3 billion in aid to local governments (reflecting a $169.1 million increase in funding over 1998). The 1999 Budget incorporates the first full year of the five-year phase-in of the 10% reduction in personal income taxes, accelerated by legislation enacted by the 1998 General Assembly, estimated to result in a reduction of revenues of approximately $300 million in fiscal year 1999. Based on the 1999 Budget, it is estimated that the General Fund unreserved surplus on a budgetary basis at June 30, 1999, would be approximately $27.9 million. The Revenue Stabilization Account of the State Reserve Fund was established in 1986 to retain State revenues for future needs

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

and to reduce the need for future tax increases. It is estimated that the balance of the Revenue Stabilization Account as of June 30, 1999 would be $635.2 million. The 1999 Budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

      On April 12, 1999, the General Assembly approved the 2000 Budget. The 2000 Budget includes $3.0 billion in aid to local governments and $68.0 million in net General Fund deficiency appropriations for fiscal year 1999. It is estimated that the general fund surplus on a budgetary basis at June 30, 2000 will be approximately $11.2 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2000 will be $578.1 million (after a $160 million transfer to the General Fund).

      The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

      According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa3" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegheny County, which are rated "Baa1". The general obligation bonds of Baltimore City, one of the most populous municipalities in Maryland, are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "A" by Moody's and "AA" by S&P. Most Maryland Health and Higher Education Authority and State Department of Transportation revenue bonds issues have received an "A" rating or better from Moody's. See Appendix A for a description of municipal bond ratings.

      While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

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      RISK FACTORS FOR THE MASSACHUSETTS FUND. Some of the significant financial considerations  relating  to the  investments  of  the  MASSACHUSETTS  FUND  are
summarized  below.  This  information  is  derived   principally  from  official
statements and preliminary official statements released on or before March 3, 2000, relating to issues of Massachusetts obligations and does not purport to be a compete description.

Annual expenditures by the Commonwealth of Massachusetts for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. The fiscal 1990 and 1991 budgetary deficits were in effect funded by the issue of $1.42 billion of bonds. Total revenues and other sources exceeded total expenditures and other uses in fiscal 1992, 1993, 1994, 1995, 1996, 1997 and 1998 by approximately $312.3 million, $13.1 million, $26.8 million, $136.7 million, $446.4 million, $221.0 million and $798.1 million, respectively. Total revenues and other sources in fiscal 1999 were $79.7 million less than total expenditures and other uses with the $79.7 million deficit being provided for by the application of fiscal 1999 beginning fund balances.

      The Commonwealth's fiscal 2000 budget is based on estimated total revenues and other sources of approximately $21.918 billion. Total expenditures and other uses for fiscal 2000 are estimated at approximately $21.382 billion. The fiscal 2000 budget proposes that the difference between estimated revenues and other sources and estimated expenditures and other uses be provided for by application of the beginning fund balances for fiscal 2000. The fiscal 2000 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

      On January 26, 2000 the Governor submitted his fiscal 2001 budget recommendations to the legislature which provide for budgeted expenditures and other uses of approximately $596 million, or 2.8%, above total fiscal 2000 expenditures and other uses of $21.382 billion. The Governor's recommendations are, of course, subject to legislative consideration.

      The   Commonwealth's   capital  program  currently  includes  the  Central
Artery/Ted Williams tunnel project, a major construction project that is the completion of the federal interstate highway system. The estimated cost of this project was recently revised upward by $1.398 billion to approximately $13.1 billion. As a result the Governor announced a revised project finance plan to raise the additional $1.398 billion and filed legislation to implement it. The plan calls for the use of $600 million of various Massachusetts Turnpike Authority resources, the issue of $600 million of new Turnpike Authority bonds, $50 million from the Massachusetts Port Authority for acquisition of an exit ramp to serve its airport and the issue of an additional $150 million federal grant anticipation notes. Much of the plan will require legislative approval, and the legislature may revise the plan in whole or in part in the course of its deliberations. Certain elements of the plan may also require federal approval.

      In Massachusetts the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", AN initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, by limiting the amount by which the total property taxes may increase from year to year. The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in Commonwealth funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the CommonwealtH. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 1999 and is expected to increase again in fiscal 2000.

      Limitations on Commonwealth tax revenues have been established by enacted legislation approved by the Governor on October 25, 1986 (repealed as of July 1, 1999) and by public approval of an initiative petition on November 4, 1986. The two measures were inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bond and notes or for payments on Commonwealth guarantees. Commonwealth tax revenues in fiscal 1987 exceeded the limit imposed by the initiative petition resulting in an estimated $29.2 million reduction which was distributed to taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. Tax revenues since fiscal 1988 have not exceeded the limit set by either the initiative petition or the legislative enactment.

      The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principals (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $381.6 million, $184.1 million and $72 million, respectively. GAAP basis financial statements indicated that the Commonwealth ended fiscal 1995, 1996, 1997, 1998 and 1999 with fund equities of approximately $287.4 million, $709.2 million, $1,096 billion, $1.841 billion and $1.705 billion, respectively.

      RISK FACTORS FOR THE MICHIGAN FUND. The information set forth below is derived in part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State").

      The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The durable goods manufacturing sector in Michigan and in other states tends to be more vulnerable to economic downturns and the component industries have been characterized as having excess capacity, resulting in plant closings and permanent reductions in the workforce, many of which have occurred in Michigan. Although the Michigan unemployment rate has recently been lower than the national unemployment rate, over the last ten years the Michigan

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

unemployment rate has been typically much higher than the national average. The market value and marketability of bonds issued by the State and local units of government may be affected adversely by the same factors that affect Michigan's economy generally. The ability of the State and its local units of government to pay the principal of and the interest on their bonds may be affected by such factors, by the possibility of an unfavorable resolution of lawsuits against the State in the areas of corrections, highway maintenance, social services, court funding, tax collection, and budgetary reductions to school districts, and by certain constitutional, statutory and charter limitations.

      The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax and sales tax. Significant portions of tax revenues are designated for the State's School Aid Fund and are transferred to school districts for the financing of primary and secondary school operations.

      In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF is designed to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Prior to 1992, the State's General Fund reflected negative balances. General Fund surplus during 1992-98 was transferred, as required by statute, to the BSF. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF were $987.9 million at September 30, 1995, $614.5 million at September 30, 1996, $579.8 million at September 30, 1997, and $1.000.5 million at September 30, 1998. The balance is net of a reserve for future education spending of $529.1 million at September 30, 1996 and $572.6 million on September 30, 1997. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

      Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

      Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the

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State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

      In July, 1997, the Michigan Supreme Court issued a decision in cases filed by many of Michigan's local school districts against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs, including a case captioned Donald Durant, et al v State of Michigan. The court held that monetary damages estimated at over $900 million were owed to the 84 school districts involved in Durant and over 400 other Michigan school districts, and legislation has been enacted to pay such damages from the BSF over a 15 year period. Similar constitutional challenges to the funding of special education services and transportation have been filed by another 100 school districts in a new matter (Durant II) that was remanded to the Michigan Court of Appeals in September 1998. The ultimate resolution of those claims is not presently determinable.

      The State has developed a risk management program to identify risks faced by the State concerning year 2000 operability. The State has identified computer applications, primarily within the executive branch, that are critical to conducting the State's operations and that need to be year 2000 compliant. The State's year 2000 remediation efforts have been aimed primarily at ensuring unimpeded and uninterrupted operation, including tax collections, investment activities, and timely payment of its obligations. Because of the unprecedented nature of the year 2000 issue, its effect and the success of the related remediation efforts cannot be fully determinable until the year 2000 and thereafter.

      Currently, the State's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard & Poor's, following rating increases announced earlier in 1998. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

      RISK FACTORS FOR THE MINNESOTA FUND. The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the MINNESOTA FUND, and does not purport to be a complete description.

      The State of Minnesota has experienced certain budgeting and financial problems since 1980. However, in recent years, Accounting General Fund balances have been positive.

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      In February 1992 the  Commissioner  of Finance  estimated  the  Accounting
General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

      The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

      After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

      A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

      The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

      After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

      The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

      A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

      The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax

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

collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

      Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

      Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

      After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

      The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

      A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

      The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

      The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

      After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

      The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced

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

projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

      Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

      A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

      In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

      The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

      The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

      After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

      The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

      Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent

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

the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

      In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

      A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

      The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

      The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

      After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

      The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 Legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, a $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001, at $1.284 billion.

      Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

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

      A February 1998 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.045 billion, due to a $507 million increase in projected revenues, a $90 million decrease in expenditures, and a $5 million increase in dedicated reserves. The balance at June 30, 2001, was projected at $2.137 billion.

      The 1998 Legislature increased spending $125 million for K-12 education aids, $90 million to reduce the school property tax recognition shift percentage to zero, $73 million for higher education, and $148 million for all other operations. The Legislature also approved $999 million in capital improvements, to be funded by $509 million in bonds and $502 million in appropriations. The General Fund budget reserve was set at $622 million.

      After the Legislature adjourned in April 1998, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $35 million.

      The Commissioner of Finance, in a November 1998 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $953 million, due to an $803 million increase in non-tobacco revenues, the receipt of $461 million in tobacco settlement revenues, and a $262 million reduction in expenditures. A total of $609 million of the $1.562 billion of estimated available revenues is statutorily dedicated to reserves, tax reduction, and cash to replace bonding.

      The Commissioner of Finance in November 1998 estimated the balance at June 30, 2001, at $3.324 billion.

      A February 1999 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.235 billion due to a $285 million increase in projected revenues and a $3 million increase in expenditures. The balance at June 30, 2001, was projected at $4.056 billion.

      The 1999 Legislature authorized $23.384 billion in spending for the 1999-20001 biennium, an increase of $2.053 billion, or 9.6%, from 1997-1999 expenditures. Resources for the 1999-20001 biennium were projected to be $24.620 billion. Revenues, excluding the balance brought forward from the 1997-1999 biennium, are expected to be $2.248 billion, or 10.8%, greater than the previous biennium.

      The Legislature passed a $1,250 billion sales tax rebate. Individual income tax rates were reduced in all three brackets, from 6.0% to 5.5%, from 8.0% to 7.25%, and from 8.5% to 8.0%. In addition, the "marriage penalty" inherent in the previous rate structure was eliminated. These changes reduced projected revenues by $1.312 billion for the 1999-2001 biennium.

      The Legislature authorized 15.7% more spending for elementary and secondary education in the 1999-2001 biennium than in 1997-1999, 21.6% more for property tax aid programs to local governments, 12.2% more for health and human services and 7.0% more for higher education.

      The Legislature also provided that if, based on a forecast of General Fund revenues and expenditures in November of an even-numbered year of February of an odd-numbered year, the Commissioner of Finance projects a positive unrestricted budgetary General Fund balance at the close of the biennium that exceeds

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

one-half  of  one  percent  of  total  General  Fund  biennial   revenues,   the
Commissioner shall designate the entire balance as available for rebate to taxpayers. In making the determinations of General Fund balance or biennial revenue, the Commissioner is prohibited from incoming any balance or revenue attributable to certain tobacco settlement payments received after July 1, 1998 and before July 1, 2001. If the Commissioner designates an amount for rebate, the Governor must then present a plan to the Minnesota Legislature for rebating that amount, with payments to begin no later than August 15 of the odd-numbered year. The legislation provides that the Legislature shall either enact, modify or reject the plan presented by the Governor.

      After the Legislature adjourned in may 1999, the Commissioner of Finance estimated that at June 30, 2001, the Accounting General Fund balance would be position $80 million. The Accounting General Fund balance at June 30, 1999, was an estimated $1.518 billion.

      The Commissioner of Finance, in a November 1999 forecast, estimated the Accounting General Fund balance at June 30, 2001, at $1,584 billion, $1.504 billion more than estimated after the 1999 Legislature adjourned, due to a $1.154 billion increase in projected revenues, a $453 million gain from the 1997-1999 biennium, and a $103 million decrease caused by spending increases and other changes.

      Only $571 million of the $1.584 billion projected 1999-2001 surplus was available for spending. The statutes allocate $43 million to provide a $50 increase in per pupil elementary and secondary school aids. Sixty percent of the remaining balance plus interest, $1.013 billion, is deposited into the Property Tax Reform Account.

      A February 2000 forecast projected an Accounting General Fund balance at June 30, 2001, at $1.818 billion, due to a $222 million increase in projected revenues and a $12 million decrease in expenditures. The balance at June 30, 2003, was projected at $2.282 billion.

      The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the MINNESOTA FUND are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

      At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the MINNESOTA FUND, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits

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

may have an adverse impact on the ability of these issuers to meet their obligations.

      The Department of Finance acknowledged in 1995 that the State of Minnesota's accounting system was not Year 2000 Y2K) compliant and that the systems vendor would deliver a compliant version upgrade in the future. In mid-1997, State of Minnesota technical staff, along with the systems vendor, began a $6.5 million project to install the new complaint version of the accounting software. The State of Minnesota implemented the new software version on November 30, 1998. Testing of the new compliant version to date has been very positive. Even if the State of Minnesota successfully addresses its Year 2000 compliance, there can be no assurance that any other organization or governmental agency with which the State of Minnesota electronically interacts, including vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State of Minnesota may fact material adverse consequences with respect to its revenues and operations. Local issuers in the State of Minnesota may face similar problems.

      Legislation  enacted  in  1995  provides  that  it is  the  intent  of the
Minnesota Legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the MINNESOTA FUND might be adversely affected, and the value of the shares of the MINNESOTA FUND might also be adversely affected.

      In August 1999 the State's bond ratings were Aaa by Moody's, AAA by S&P, and AAA by Fitch.

      Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the MINNESOTA FUND or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

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

      RISK FACTORS FOR THE MISSOURI FUND. The following is a discussion of certain risk factors relevant to the MISSOURI FUND. The MISSOURI FUND will concentrate its investments in debt obligations of the State of Missouri and its local governmental entities ("Missouri Obligations"). The value of and the payment of interest and principal on the Missouri Obligations may be adversely affected by economic and political conditions and developments within or without the State of Missouri. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the Missouri Obligations. The facts discussed herein were obtained primarily from published information regarding Missouri state entities. The information relates exclusively to the State of Missouri and is not intended to include any details relating to debt obligations of local governmental entities located in the State of Missouri that may be acquired by the MISSOURI FUND. The discussion is limited to the general economic conditions in the State of Missouri.

      POPULATION. The following information was obtained from the report of the Bureau of the Census, United States Department of Commerce, in the 1991 Statistical Abstract of the United States (the "1990 Census"). As of 1990, the population of the State of Missouri was 5,117,073, which caused Missouri to rank 15th in total population among the states. The portion of Missouri's population that was comprised of individuals classified as minorities was 13.1% as compared to the United States ("U.S.") average of 24.4%. According to the 1990 Census, the population of the State of Missouri increased 4.1% from 1980 to 1990, while the population of the U.S. increased 9.8% during the same period. Comparatively, during the decade between 1970 and 1980, Missouri's population increased 5.1% while the U.S. population increased 11.4%. The Missouri Department of Economic Development has projected that the population of Missouri will increase 3.5% from 1990 to 2000 and 2.4% from 2000 to 2010, so that Missouri will have a total estimated population of approximately 5,458,000 by 2010. Without an adequate population to support a meaningful tax base, state tax revenues may not be sufficient for the State of Missouri to make payments on its debt obligations.

      ECONOMY. Missouri's economy is divided primarily among agriculture, manufacturing, services, trade and government. The U.S. Bureau of Labor Statistics reported in February, 2000, that Missouri's largest non-agricultural employers were services with 28.4% of the non-agricultural work force, trade (wholesale and retail) with 23.6% of the non-agricultural work force, government with 15.5% of the non-agricultural work force, and manufacturing with 14.8% of the non-agricultural work force. The annual per capita personal income for the State of Missouri for 1996, 1997 and 1998 was $22,586, $23,629 and $24,427,
respectively, while the U.S. annual per capita income for the same years was $24,164, $25,288 and $26,412. The University of Missouri in Columbia, Missouri (the "University") has projected that the per capita income for Missouri residents will increase by between 4.5% and 4.9% in each calendar year 2000 through 2002; while per capita income for U.S. residents will increase 5.5% in 2000 with additional increases averaging 5.6% from 2001 through 2002. Inadequate state gross product or per capita income could adversely affect the State's tax revenues and, therefore, its ability to meet its current debt obligations.

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      EMPLOYMENT.  The  U.S.  Bureau  of  Labor  Statistics  has  reported  that
Missouri's unemployment rates for fiscal years 1998 and 1999 were 4.2% and 3.4%, respectively, while the U.S. unemployment rates for the same periods were approximately 4.5% and 4.2%. The University has projected that Missouri's unemployment rate will be 3.9% in 2000, 3.8% in 2001 and 4.1% in 2002; while the U.S. unemployment rate will be 4.3% in 2000, 4.3% in 2001 and 4.5% in 2002. If the State has significant unemployment in future years, the State's tax revenues may not be adequate to pay its debt obligations.

      STATE REVENUES. The State of Missouri operates from a General Revenue Fund ("General Fund"). The General Fund includes funds received from tax revenues and federal grants. For fiscal year 1999, the State derived approximately 14.8% of the General Fund revenue from sales and use taxes, 34.7% from individual income taxes and 3.7% from corporate income taxes.

      The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. This limit is related to total state revenues for fiscal year 1981, as defined in Article X, Sections 16 through 24 of the Missouri State Constitution, and is adjusted annually in accordance with a formula related to increases in the average personal income of Missouri residents for certain designated periods. In addition, any tax increases above a defined limit require voter approval. This limit is the lesser of fifty million dollars (adjusted annually by the percentage change in the personal income of the State for the second previous fiscal year), or one percent of total State revenues for the second fiscal year prior to the general assembly's action. Inadequate tax revenues due to the constitutional limitations may adversely affect the State's ability to pay its debt obligations.

      Federal grants accounted for approximately 29.5% of the General Fund revenues for fiscal year 1999. No assurances can be given that the amount of federal grants previously provided to the State will continue, and the amount of federal grants received by the State may have an effect on its ability to pay its debts.

      Federal court-ordered payments by the State for St. Louis and Kansas City school district desegregation plans were $285 million during fiscal year 1999 and $280 million during fiscal year 1998 to fund the State's share of those plans. These amounts constituted approximately 4.0% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1999 and 4.4% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1998. Final settlement agreements, approved by the federal courts, were put into place for both the St. Louis and Kansas City desegregation cases during fiscal year 1999. As a result of these agreements, federal court-ordered payments for fiscal year 2000 were $53.5 million, and will be $50 million in fiscal year 2001. For fiscal years 2001-2010, the State will be obligated to pay a total of $126.5 million to the St. Louis public schools.

      The Missouri State Constitution mandates a balanced annual state budget. The requirement of a balanced state budget may affect the ability of the State of Missouri to repay its debt obligations. For fiscal year 1998, the General Fund revenue, minus federal grants, amounted to $6549 million, which represented a 5.6% increase in General Fund revenue over the previous fiscal year. The balance in the General Fund as of the end of the 1998 fiscal year was $1677.7

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million.  This  represented a 1.6% decrease in the General Fund balance from the end of fiscal year 1997.

      For fiscal year 1999, the State budgeted, exclusive of federal grants, $6554 million in General Fund revenue, which represented a 0.1% increase from the actual revenue amount for fiscal year 1998. However, for fiscal year 1999, the actual General Fund revenue, exclusive of federal grants, was approximately $6912 million, which was 5.5% higher than budgeted and represented a 5.5% increase from fiscal year 1998. The actual General Fund balance at the end of fiscal year 1999 was $1531.4 million, which was 8.8% lower than the balance at the end of fiscal year 1998. For fiscal year 2000, the State of Missouri budgeted, exclusive of federal grants, $6957 million in General Fund revenue, which represents a 0.7% increase from the actual revenue amount for fiscal year 1999. There are no assurances that the revenues and fund balances budgeted will be attained in the future. Decreases in revenues and the General Fund balance could adversely affect the State's ability to pay its debt obligations.

      STATE BOND  INDEBTEDNESS.  The State of Missouri is barred by Article III,
Section 37 of the Missouri State Constitution from issuing debt instruments to fund government operations, subject to specified exceptions. One such exception authorizes the State to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital - general obligation bonds and revenue bonds. The State has authorized and issued general obligation bonds through two state agencies for two specific needs. Water Pollution Control Bonds have been issued to provide funds for the protection of the environment through the control of water pollution. State Building Bonds have been issued to provide funds to improve state buildings and property. Payments on the general obligation bonds are made from the General Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected.

      In addition to state general obligation bonds, the State of Missouri has statutes that enable certain local political or governmental authorities, such as cities, counties and school districts, to issue general obligation bonds. These local general obligation bonds are required to be registered with the State Auditor's Office. Local general obligation bonds are backed by the general revenues (including ad valorem and other taxes) of the particular local governmental or political authority issuing such bonds. The State of Missouri generally has no obligation with respect to such bonds.

      The State is also authorized to issue revenue bonds. Revenue bonds generally provide funds for a specific project, and repayments are generally limited to the revenues from that project. However, the State may enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues from a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. No assurances can be given that the State will receive sufficient revenues from the projects, or that the State will enact and collect a tax to be used to make the required payments on such bonds.

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      As of June 30, 1999, according to the Committee on Legislative Research of the State of Missouri, the State of Missouri had outstanding total state general obligation bond debt amounting to $1,013,500,000 in principal and $502,458,390 in interest to be paid over the period such debt remains outstanding. On the same date, the State had outstanding total state revenue bond debt amounting to $101,505,000 in principal and $40,520,366 in interest to be paid over the period such debt remains outstanding. In addition to the state bond debt, as of June 30, 1999, the total outstanding principal amount of debt issued by independent
statutory  authorities  in  Missouri  was  $16,315,109,904.   Factors  that  may
adversely affect the ability of the issuers to repay their debts include (1) statutory and constitutional limitations on the State of Missouri, and its agencies and local political and governmental authorities and (2) the success of the projects to which the debts relate.

      MISSOURI BOND RATINGS. Standard & Poor's Corporation and Moody's Investor's Services, Inc. rating service of state bond issuers generally rate a bond issuer's ability to repay debt obligations. The general obligation bonds issued by the State of Missouri are currently rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investor's Services, Inc., the highest rating for each agency. However, prolonged uncertainty over the State's current financial outlook could impair the State's ability to maintain such ratings. No assurances can be given that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency. Any reduction in, suspension of, or withdrawal of such ratings may have an adverse effect on the resale market price of Missouri bonds. With respect to the rating of revenue bonds, such rating generally depends on the amount of the revenue from the specific project.

      RISK FACTORS FOR THE NEW JERSEY FUND. The State of New Jersey and public entities therein are authorized to issue two general classes of indebtedness, the interest on which is exempt from Federal income taxation: general obligation bonds and special obligation or revenue bonds. Both classes of bonds may be included in the NEW JERSEY FUND portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuing entity, backed up by such entity's taxing authority, without recourse to any specific project or source of revenue. Special obligation or revenue bonds are typically repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and are issued by entities without taxing power. Unless specifically guaranteed, neither the State of New Jersey, any county, municipality nor any political subdivisions thereof (except for the issuing entity) are liable for the payment of principal of or interest on revenue bonds.

      General obligation bonds are repaid from revenues obtained through the issuing entity's general taxing authority. The current political climate encourages maintaining or even lowering current tax levels. New Jersey law, however, requires taxes to be levied to repay debt.

      Any reduction in the amount of revenue generated by a facility or project financed by special obligation bonds will affect the issuing entity's ability to pay debt service on such bonds and no assurance can be given that sufficient

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revenues  will be obtained  from the facility or project to make such  payments, although in some instances repayment may be guaranteed or otherwise secured.

      There are several types of public agencies in New Jersey that are authorized to issue revenue bonds for essential public purposes, including utilities authorities, improvement authorities, sewerage authorities, housing authorities, parking authorities, redevelopment agencies and various other authorities and agencies. These public agencies have issued bonds for the construction of hospitals, housing facilities, pollution control facilities, water and sewage facilities, power and electric facilities, resource recovery facilities and other public projects or facilities.

      Certain difficulties may occur in the construction or operation of such facilities or projects that would adversely affect the amount of revenues derived therefrom in order to support the issuing entity's payment obligation on the bonds issued therefor. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislature to limit costs for health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there may be several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation. Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities and resource recovery facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

      The New Jersey Economic Development Authority (the "EDA") is a major issuer of special obligation bonds on a conduit basis in connection with its authority, pursuant to New Jersey law, to make loans and extend credit for the financing of projects for public purposes. The EDA issues the bonds and loans the proceeds to a borrower who agrees to repay the EDA amounts sufficient to pay principal and interest on the bonds when the same becomes due.

      Some borrowers that financed facilities with proceeds of industrial development bonds issued by the EDA have defaulted on their repayment obligations to the EDA. Since these special obligation bonds were payable only from money received from the specific projects that were funded or from other sources pledged by the borrower to support its repayment obligation, the EDA was unable to pay debt service to the holders of the bonds issued for the respective projects. However, because each issue of special obligation bonds depends on its own revenue for repayment, these defaults should not affect the ability of the EDA to pay debt service on other bonds it issues in the future on behalf of qualified borrowers.

      New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,094 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port

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Authority of New York and New Jersey,  the Delaware River Port Authority and the
South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced most of New Jersey's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make New Jersey an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in New Jersey.

      New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important New Jersey tourist attraction.

      New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the 1970s. Between 1980 and 1990, the annual growth rose to 0.51%and between 1990 and 1998, accelerated to
 .58% (according to the U.S. Department of Commerce, Bureau of the Census). While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

      The small increase in New Jersey's total population during the past quarter century masks the redistribution of population within New Jersey. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

      During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of New Jersey's economic growth.

      Average employment in 1998 increased by 76,500 jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services (20,900) and in wholesale and retail trade (18,000).

      For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity - high technology, health, financial, entertainment and logistics. One of every three of New Jersey's workers are in these sectors, and as a whole these sectors accounted for a 19% increase in employment over the past decade compared to a 4% employment growth for all other New Jersey industries.

      Personal income in New Jersey, spurred by strong labor markets, increased by 5.4% in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 6.2%. Low inflation, now less than 2%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. Home building had its best year of the decade.

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      Joblessness  fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.

      The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in New Jersey, which may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3%.

      Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions in energy, agriculture and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence New Jersey has been able to avoid the immediate and direct effects of those problems.

      Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, restructuring of major industries will continue spurred by the imperative of cost containment globalization of competition, and deregulation. Thus, 199/2000 contains more risk that the recent past, but the momentum and measures of New Jersey's economic health are favorable.

      The New Jersey outlook is based largely on expected economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education, and training of its workforce and those maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of New Jersey's economy.

      To the extent that any adverse conditions exist in the future that affect the ability of public agencies within New Jersey to pay debt service on their obligations, the value of the NEW JERSEY FUND may be immediately and substantially affected.

            RISK FACTORS FOR NEW YORK INSURED TAX FREE FUND. New York Insured is highly sensitive and vulnerable to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities and authorities that issue the Municipal Instruments in which New York Insured concentrates its investments. The following information as to certain risk factors associated with New York Insured's concentration in Municipal Instruments issued by New York issuers is only a brief summary, does not purport to be a complete description, and is based upon disclosure in Official Statements relating to offers of Municipal Instruments, and other publicly available information, prior to the end of February, 2000. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information after the date thereof.

            The Legislature adopted the debt service component of the State budget for the 1999-2000 fiscal year on March 31, 1999 and the remainder of the budget on August 4, 1999. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal

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year, the State enacted  appropriations that permitted the State to continue its operations.

            ECONOMIC AND FINANCIAL FACTORS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

            Continued growth in the State economy is projected in 2000 and 2001 for employment, wages and personal income, although the growth in employment is expected to moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a continued large increase in financial sector bonus payments at the year's end, and is projected to grow 5.5 percent in 2000 and 4.8 percent in 2001. Total bonus payments are projected to increase by 11 percent in 2000 and 10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service and banking sectors.

            The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the conditional of the financial sector, federal fiscal and monetary policies, the level of interest rates and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

            EXECUTIVE BUDGET. The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-2003 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and a proposed Capital Program and Financing Plan for the 2000-01 through 2004-2005 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers. There can be no assurance that the Legislature will enact into law the Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

            The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is

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assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

            The 2000-01 State Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from other funds, are projected to be $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by
2.3 percent to $37.93 billion, an increase of $869 million over 1999-2000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or 5.1 percent. Spending from All Governmental Funds is also expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.

            The Division of Budget expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund. The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund - the fifth consecutive annual deposit. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-01 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ($250 million).

            Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

            Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

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            Projections  of total State  disbursements  are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

            Additional risks to the State Financial Plan arise out of potential actions at the federal level. Potential changes to federal tax law currently under discussion as part of the federal government's efforts to enact a multi-year tax reduction package could alter the federal definitions of income on which certain State taxes rely. Certain proposals, if enacted, could have a significant impact on State revenues in the future.

            The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. This law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's Financial Plan. However, the State has been able to demonstrate compliance with TANF work requirements to date and does not now expect to be subject to associated federal fiscal penalties.

            The Division of the Budget ("DOB") has expressed its opinion that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in it projections for the current fiscal year. The Financial Plan projections include reserves of $50 million in 1999-2000 growing to $715 million by 2002-03 for potential costs of new collective bargaining agreements. These reserve amounts are based upon providing all State employees with a salary package comparable to the agreement ratified by the UUP in 1999. It also includes reserves of $1.5 billion to help offset the costs of tax reductions currently scheduled for implementation over the next three years.

            Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. For example, the fiscal effects of tax reductions

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adopted  in  the  last  several   fiscal  years  are   projected  to  grow  more
substantially in the forecast period, continuing to restrain receipts levels and placing pressure on future spending levels. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. To help guard against these risks, the State has projected reserves of $2.4 billion in 1999-2000.

            The State's outyear projections may change substantially as the budget process for 2000-01 continues. The Governor is expected to propose amendments to the 2000-01 Executive Budget, as permitted under law. These amendments may materially and adversely impact the projections set forth herein. Actual results for the fiscal year may also differ materially and adversely from the projections set forth herein. Finally, the Legislature may not enact the Executive Budget as proposed by the Governor. It is also possible that the State's actions during the fiscal year may be insufficient to preserve budgetary balance in either 2000-01 or in future fiscal years.

            There is significant uncertainty in the forecast of the outyear income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components would include significant reductions in income tax receipts. As a result, the projections for 2001-02 and 2002-03 are relatively conservative given the substantial uncertainty in predicting income tax receipts.

            Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the State Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

            An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The State Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

            Additional risks to the Financial Plan may arise from the enactment of legislation by the U.S. Congress. For example, Congress has recently debated proposals under which the federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It

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has also considered proposals that would lower the State's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on State finances.

            RECEIPTS. The 2000-01 State Financial Plan projects General Fund receipts, including transfers from other funds, of $38.62 billion, an increase of $1.28 billion over 1999-2000. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5 percent during 2000-01.

            The forecast of General Fund receipts in 2000-01 includes the next stage of the School Tax Relief (STAR) property tax reduction program, as well as the continuing impact of earlier tax reductions totaling approximately $2.3 billion. The Executive Budget, as amended, also proposes several new tax reductions that which have only a modest cost in 1999-2000 and 2000-01, but reduce receipts by $700 million annually when fully phased in at the end of 2004-05.

            The largest component of the Governor's tax reduction package is the proposal to eliminate all gross receipts taxes on energy companies, which will reduce receipts an estimated $500 million when fully effective.

            The new tax cut proposals in the Executive Budget are structured to avoid any new pressures on revenue growth by becoming fully effective after current tax cuts are fully phased in. The 2000-01 Financial Plan further mitigates the impact on receipts by reserving $433 million from the 1999-2000 surplus to fund the estimated cost of new tax cuts, including the reduction of gross receipts taxes on energy companies, in 2001-02 and 2002-03.

            The personal income tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Personal income tax collections are projected to reach $23.19 billion in 2000-01, an increase of $2.48 billion (12 percent) over 1999-2000. Much of this growth is associated with the $1.82 billion net impact of the transfer of the surplus from 1998-99 to the current year as partially offset by the diversion of an additional $661 million in income tax receipts to the School Tax Relief (STAR) Fund. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.8 billion, an increase of almost 9 percent. This increase is also due in part to the refund reserve transaction that is expected to occur at the close of 1999-2000. Collections also benefit from the estimated increase in income tax liability of
8.7 percent in 1999 and 8.1 percent in 2000. The large growth in income tax liability in recent years has been supported by the continued surge in taxable income attributable to the rapid growth in equity markets and the significant growth in wages associated with financial sector bonuses. Stock market growth, and the resulting large income gains, are expected to moderate in 2000. Growth in 2000-01 receipts is offset, in part, by deposits into the School Tax Relief Fund that provides the revenues to finance the STAR program. The 2000-01 deposit is recommended to total $2.02 billion, including an additional $1.2 billion from

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the personal  income tax for the 2001-02 cost of the STAR program.  In addition,
$250 million of 2000-01 personal income tax receipts is recommended to be deposited directly in the Debt Reduction Reserve Fund.

            User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container and auto rental taxes, and a portion of the motor fuel excise levies. User taxes and fees are projected at $7.07 billion in 2000-01, a decrease of $366 million from 1999-2000. The decline in this category reflects the incremental impact of approximately $510 million in already-enacted tax reductions, and the proposed additional earmarking of motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. The most significant statutory change in the sales tax for 2000-01 is the elimination of the sales tax on clothing and footwear costing less than $110, beginning on March 1, 2000, which will reduce receipts, including LGAC transfers, by $597 million. Adjusted for these changes, the underlying growth of receipts in this category is projected at 4 percent.

            User taxes and fees also include cigarette, tobacco and alcoholic beverage taxes and fees, motor fuel taxes, and the container and auto rental levies. The most significant change in these sources is the impact on General Fund receipts resulting from the excise tax increase on cigarettes enacted with the Health Care Reform Act of 2000 (HCRA 2000), and the increased earmarking to the dedicated transportation funds mentioned above.

            Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business taxes are projected at $4.21 billion in 2000-01, $364 million below 1999-2000 estimated results. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year of a scheduled corporation franchise tax rate reduction, the alternative minimum tax rate reduction, the fixed dollar minimum rate reduction, and the expansion of the investment tax credit to financial service companies.

            Legislation enacted this year affecting receipts in this category includes: a phased reduction in the net income tax rate applicable to bank and insurance companies from 9 percent to 7.5 percent; reforms to the corporation franchise subsidiary capital tax; a further reduction in the alternative minimum tax rate from 3 percent to 2.5 percent; doubling the economic development zone and zone equivalent area wage tax credits; and providing further reforms to the apportionment of income for the airline industry. Leading the decline are corporation and utility tax receipts, which are projected to fall by $609 million from 1999-2000, primarily as a result of already-enacted energy and telecommunications tax rate reductions, the use of tax credits from the Power for Jobs program, and the final phase of the already-enacted gross receipts tax reduction.

            Corporate franchise tax receipts are projected to increase by $192 million in 2000-01, due primarily to the impact of legislation submitted with the Executive Budget to move energy companies from Article 9 gross receipts taxes to the corporate franchise tax.

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            Receipts  from  the  bank  franchise  tax are  projected  to be $590 million in 2000-01, $20 million above estimates for 1999-2000. This increase is the result of a relatively stable liability base and a reduction in prior-year negative adjustments. Net collections from insurance taxes are expected to increase by almost $36 million in 2000-01 to total $637 million. Lastly, declining General Fund estimates for the petroleum business tax of almost $3 million in 2000-01 reflect changes in the percentage of this tax going to the General Fund.

            Other taxes include receipts from estate and gift taxes and pari-mutuel taxes on wagering and off-track betting facilities and other minor sources. Historically, the category also included the yield of the real property gains tax (repealed in 1996) and receipts from the real property transfer tax which, over the last three years, have been earmarked to support various environmental programs. In 2000-01 receipts from other taxes are estimated to fall to $766 million. The largest factor in the decline is the estimated effect of already-enacted legislation that reduced the estate tax on February 1, 2000 and repealed the gift tax on January 1, 2000.

            Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are projected to decline in 2000-01, largely as a result of the net loss of $36 million in statutory reductions to medical provider assessments, and the one-time receipt in 1999-2000 of $45 million in fines attributable to prior years.

            Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements. Proceeds from one percent of the State's 4 percent sales tax, in excess of amounts used to support the debt service payments of the Local Government Assistance Corporation, account for 82 percent of the 2000-01 receipts in this category. Other transfers periodically include non-recurring transactions, which result in significant annual volatility for this category. This transfer category also reflects excess real estate transfer tax receipts not required for debt service on the Clean Water/Clean Air bonds authorized by the voters. Other transfers in 2000-01 reflect a decline in expected receipts from the real estate transfer tax.

            DISBURSEMENTS. The DOB projects General Fund disbursements of $37.93 billion in 2000-01, an increase of $869 million (2.3 percent ) over the current year. The growth in spending is spread throughout the Financial Plan, with the largest increase for State Operations ($449 million), followed by Grants to Local Governments ($203 million), General State Charges ($149 million), and Transfers to Other Funds ($69 million).

            The Executive Budget, as amended, includes approximately $300 million in resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were

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previously  funded  from the  General  Fund.  Programs  under  HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes.

            Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest area of spending in local assistance are for aid to public schools (42 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (6 percent), mental hygiene programs (6 percent), welfare assistance (5 percent), and children and families services (3 percent) represent the next largest areas of local aid.

            Spending in local assistance is estimated at $25.81 billion in 2000-01, an increase of $203 million (0.8 percent) from the current year. The change is spending is comprised primarily of increases for school aid, health and mental health programs, offset in part by the financing of certain health programs with dedicated funds supported by resources from HCRA 2000. Reestimates of current spending needs, new cost containment, and spending from the Community Projects Fund originally planned for 1999-2000 account for most of the remaining change.

            General Fund spending for school aid is projected at $10.86 billion in 2000-01 (on a State fiscal year basis), an increase of $250 million (2.4 percent). On a school-year basis, school aid will grow by $355 million and fund operating, building, transportation, and other school aid programs, as well as the balance of aid payable for the 1999-2000 school year. The Executive Budget, as amended, also recommends new funding for teacher certification and high-need districts, as well as programmatic restructuring in BOCES aid, teacher support aid and special education.

            Medicaid spending is estimated at $5.68 billion in 2000-01, an increase of $65 million (1.2 percent) from 1999-2000. Spending growth in Medicaid is projected at 5.5 percent, but is offset by the HCRA 2000 actions noted above, including continuation of cost containment actions from prior fiscal years, and efforts to maximize Federal aid that moderate spending growth. The projections also include the use of $92 million from the tobacco settlement to help offset the increase in Medicaid costs.

            Spending on welfare is projected at $1.25 billion, a decrease of $11 million from 1999-2000. Since 1994-95, State spending on welfare has fallen by one-third, driven by the State's strong economic performance over the past four years, welfare changes initiated at the State and federal levels and aggressive fraud prevention measures. Although the number of people on welfare is expected to decline from 1999-2000, General Fund support in 2000-01 is expected to remain nearly unchanged primarily to satisfy maintenance-of-effort requirements.

            Local assistance spending for Children and Families Services is projected at $789 million in 2000-01, down $66 million (7.7 percent) from 1999-2000. The decline in General Fund spending masks higher programmatic spending on child care and child welfare services that is occurring with increased Federal funds, allowing the State to expand services in this area.

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            Mental  hygiene  programs  are  expected  to grow by $66  million to almost $1.50 billion in 2000-01, with additional funding for the Community Reinvestment Program, Kendra's Law, and the new community services programs initiated in 1999-2000. General Fund growth in mental hygiene is moderated by increases in Federal aid ($65 million) and the availability of HCRA 2000 funds.

            Spending for all other local assistance programs is projected to total $5.73 billion in 2000-01. Increased funding for programs for children with special educational needs ($16 million), county administration of welfare and Medicaid programs ($23 million), support for the City University of New York ($50 million), and a timing adjustment for disbursements from the Community Projects Fund ($140 million) is partially offset with decreases resulting from utilization of HCRA 2000 revenues to fund various health programs. The projections include spending of $24 million for the Consolidated Highway
Improvement Program (down $35 million from last year), $82 million for the Empire State Development Corporation (down $22 million), and the creation of a Criminal Justice Block Grant that consolidates several programs for the purpose of increasing flexibility for local governments.

            State Operations account for the cost of running the Executive, Legislative, and Judicial branches of government. Spending in this category is projected to increase by $449 million, or 6.8 percent above 1999-2000. Personal service costs are projected at $5.12 billion, an increase of $308 million; non-personal service costs are projected at $1.96 billion, an increase of $141 million.

            Higher spending for State Operations is attributable in part to a reduction in one-time receipts from the State University that offset General Fund spending in 1999-2000 ($61 million), and a decrease in federal grant awards for the Department of Justice ($80 million), a portion of which is timing-related.

            Other sources of growth in State Operations include the cost of the labor contract between the United University Professionals (UUP) and the State University ($50 million), the development of computerized systems in the Department of Health and the Department of Family Assistance ($45 million), increases in the Judiciary budget ($38 million), and higher costs in the Department of Justice in 2000-01, including the full cost of staffing two State prisons -- one recently opened and one scheduled to open in 2000 ($32 million). The State's overall workforce is projected at approximately 196,100 persons by the end of 2000-01, up about 1,700 from the end of 1999-2000.

            General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Total spending in General State Charges is projected to grow by $149 million (7.1 percent) over 1999-2000. The State

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expects  higher health  insurance  rates in calendar  year 2000 ($115  million), primarily to cover the increasing cost of providing prescription drug benefits for State employees.

            Transfers in support of debt service are projected to grow approximately 2 percent to $2.28 billion in 2000-01. Debt reduction initiatives include additional deposits to DRRF, a constitutional and statutory debt reform proposal, and other debt management strategies that expand the use of short-term instruments to reduce financing costs and broaden the market base for State-supported debt.

            Transfers in support of capital projects in 2000-01 are projected at $238 million, a $95 million increase over the 1999-2000 estimate of $143 million. The increase is primarily due to an adjustment related to DRRF that artificially lowers transfers by $50 million in 1999-2000. Also, reimbursements for SUNY advance capital spending return to a more traditional level in 2000-01 after $44 million of delayed reimbursements for 1998-99 spending was received in 1999-2000.

            All other transfers decline in 2000-01 primarily as a result of the State's subsidy for the Roswell Park Cancer Institute ($90 million) being financed under HCRA 2000.

            TOBACCO SETTLEMENT PROCEEDS AND USES. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

            From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

            The State plans to use $1.29 billion in tobacco money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected new costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 is proposed to be deposited to the Debt Reduction Reserve Fund (DRRF) and used to lower State debt.

            CAPITAL PROJECTS FUNDS. Disbursements from Capital Projects funds in 2000-01 are estimated at $4.33 billion, or $156 million higher than 1999-2000. The proposed spending plan includes: $2.59 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $722 million for environmental activities; $261 million for public protection; $401 million for education, including SUNY and CUNY; and $134 million for mental hygiene projects.

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            Approximately 54 percent of capital projects  spending in 2000-01 is proposed to be financed with State (23 percent) and federal (31 percent) "pay-as-you-go" resources. State-supported bond issuances are projected to, finance 46 percent of capital projects spending with 8 percent of the total financed with General Obligation bonds and the balance (46 percent) from lease purchase contractual obligations

            DEBT SERVICE FUNDS. Disbursements from Debt Service Funds are estimated at $3.81 billion in 2000-01, an increase of $234 million from 1999-2000. The increase in debt service is primarily attributable to bonds issued in prior fiscal years in support of the following projects: $131 million for State and local highway and bridge programs financed by the Dedicated Highway and Bridge Trust Fund; $39 million for SUNY and CUNY higher education purposes, and $22 million for the mental hygiene programs financed through the Mental Health Services Fund.

            The proposed 1999-2000 through 2004-05 Capital Program and Financing Plan was released with the Executive Budget on January 11, 2000. The recommended five-year Capital Program and Financing Plan reflects debt reduction initiatives that would reduce State-supported debt and reform the State's borrowing practices. The Executive Budget, as amended, proposes to triple the size of the Debt Reduction Reserve Fund (DRRF) to $750 million ($250 million from current-year deposits; $250 million from the 1999-2000 surplus; and $250 million from one-time receipts from the tobacco settlement). Two-thirds, or $500 million, of the moneys will be used in 2000-01 to retire the State's existing high cost debt and increase pay-as-you-go spending for previously bond-financed programs. The balance, $250 million, will remain in DRRF in 2000-01, and will be used to further reduce debt in 2001-02. The Executive Budget, as amended, also includes constitutional and statutory debt reform proposals that, if enacted, would ban "back door" borrowing, impose caps on new debt outstanding and debt service costs, and restrict the use of debt to capital purposes only. The statutory proposal would apply to new debt issued after April 1, 2000. The earliest the constitutional proposal can take effect, after passage by two separately-elected Legislatures and approval by the voters, is January 1, 2002.

            Efforts to reduce debt, unanticipated delays in the advancement of certain projects and revisions to estimated proceeds needs will modestly reduce projected borrowings in 1999-2000. The State's 1999-2000 borrowing plan now projects issuances of $390 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs). The State issued $107 million in Certificates of Participation to finance equipment purchases (including costs of issuance) during the 1999-2000 fiscal year.

            Borrowings  by public  authorities  pursuant to  lease-purchase  and contractual-obligation financings for capital programs of the State are projected to total approximately $2.61 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1999-2000. Included therein are borrowings by the: (i) Dormitory Authority of the State of New York (DASNY) for the State University of New York
(SUNY); the City University of New York (CUNY); mental health and educational facilities including RESCUE (school construction); new facilities for the Office

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of the State  Comptroller and the New York State and Local  Retirement  Systems;
(ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) Urban Development Corporation (UDC doing business as the Empire State Development Corporation) for prison and youth facilities, economic development and natural resources preservation; and
(iv) Environmental Facilities Corporation (EFC) for water pollution control. This includes an estimated $98 million to be issued for the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes, including financings for sports facilities, cultural institutions, transportation, infrastructure and other community facility projects.

            AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (i.e., public benefit corporations created by State law, other than local authorities). There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. At the beginning of 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

            Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. State legislation authorizes financing techniques for public authorities such as State (i) guarantees of public authority obligations,
(ii) lease-purchase and contractual-obligation financing arrangements and (iii) statutory moral obligation provisions. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities, particularly those using the financing techniques specified above, were to default on their respective obligations. The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, certain statutory arrangements provide for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to certain public authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State assistance.

            Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority (MTA) receives the bulk of this money in order to carry out mass transit and commuter services. The MTA has proposed a $17.5 billion capital program for 2000 through 2004. There can be no

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assurance that the proposed capital plan will be approved by the Capital Program
Review Board without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated. There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the Capital Programs or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its Capital Programs accordingly. If the Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

            MUNICIPALITIES. The counties, cities, towns and villages of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the finances and welfare of such subdivisions as well as school districts, fire districts and other district corporations, especially in the areas of education and social services. Certain localities have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The fiscal stability of the State is thus related to the fiscal stability of its localities, including The City of New York. A number of factors could affect localities during the State's 1999-2000 and 2000-01 fiscal years and thereafter.

                  NEW YORK CITY

            The fiscal health of the State may be affected by the fiscal health of The City of New York ("the City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Although the City has balanced its budget since 1981, estimates of the City's future revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming; if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes, or necessitate increased expenditures for public assistance; if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan; or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

            In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and

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responsibilities. A "Control Period" existed from 1975 to 1986, during which the
City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's financial plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

            The City's projections are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

            To successfully implement the City's financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In fiscal year 1998 and again in fiscal year 2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State Legislature created the Transitional Finance Authority ("TFA") in 1997, and (ii) the City created the Tobacco Settlement Asset Securitization Corporation in 1999. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity in fiscal year 2002, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit. To continue its capital plan without interruption, the City is proposing an amendment to the State Constitution to change the methodology used to calculate the debt limit. Since an amendment to the Constitution to raise the debt limit could not take effect until City fiscal year 2001-02 at the earliest, the City has decided to securitize a portion of its share of the proceeds from the settlement with the nation's tobacco companies. However, a number of potential developments may affect both the availability and level of funding that the City will receive from the tobacco settlement. City officials have indicated that, should their efforts to securitize a portion of City tobacco settlement proceeds fail or not be accomplished in a timely manner, the City will request that the State increase the borrowing authority of the TFA. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

            The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance with the financial plan, as

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modified, by the City and its Covered  Organizations.  According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1997-98. Recent staff reports also indicate that the City projects a surplus for City fiscal year 1998-99. Although several sectors of the City's economy have expanded over the last several years, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the size of recent tax reductions has increased to over $2 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's financial plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

                  OTHER LOCALITIES

            Certain localities outside The City of New York have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight and assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-2000 fiscal year.

            The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1999-2000 totals $113.9 million. In 1997-98, the State increased general purpose state aid for local governments by $27 million to $550 million, and has continued funding at this new level since that date.

            Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

            While the distribution of general purpose aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

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            Counties,  cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. According to the most recent information available from the State, the total indebtedness of all localities in the State other than The City of New York was approximately $21.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than The City of New York authorized by State law to issue debt to finance
deficits  during  the  period  that  such  deficit   financing  is  outstanding.
Twenty-one localities had outstanding indebtedness for deficit financing at the close of the most recent fiscal year for which information is currently available.

            Like  the  State,   local   governments  must  respond  to  changing
political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

            LITIGATION. An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. Various legal proceedings in which the State is involved concern State finances, State programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State sought are substantial, generally in excess of $100 million. These proceedings or the initiation of new proceedings could adversely affect the financial condition of the State in the 1999-2000 fiscal year or thereafter. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of the resources available for the payment of judgments. The General Purpose Financial Statements for the 1998-99 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year. The State believes that the 1999-2000 State Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1999-2000 fiscal year. These reserves include (but are not limited to) amounts appropriated for court of claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential

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1999-2000 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1999-2000 Financial Plan.

            YEAR 2000 COMPLIANCE. While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well. To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

      RISK FACTORS FOR THE NORTH CAROLINA FUND. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.

      ECONOMIC PROFILE. The economic profile of the State consists of a combination of technology, industry, agriculture, tourism, and the government sector. North Carolina is shifting from its predominantly agricultural economy to a service- and goods-producing economy. The labor force has undergone significant changes during recent years with the advent of Research Triangle Park in surrounding counties as well as in the Charlotte metropolitan area. The majority of non-agricultural employment is spread among manufacturing, retail trade, services, and the government sector. As such, the labor force mirrors this increased emphasis toward non-agricultural production. Citing the North Carolina Employment Security Commission, total non-agricultural employment as of February 1999 was approximately 3,778,200 jobs, of which 810,000 were in manufacturing. These figures have moved in opposite directions since 1991, when total non-agricultural employment was approximately 3,072,200, of which 826,100 jobs were in manufacturing. Total non-agricultural employment is slightly higher than in 1998 when there were approximately 3,773,700 jobs in this category. A majority of the employment that was available within the non-agricultural sector as of February 1999 was provided by manufacturing, retail trade, the services industry, and the government sector. In February 1999, manufacturing provided approximately 810,000 jobs, retail trade provided approximately 655,300 jobs, services provided approximately 2,780,900 jobs, and the government sector provided approximately 617,300 jobs.

      Based upon the available official census estimates of population growth, the population of North Carolina increased 11.4 percent from 5,880,095 in 1980 to 6,632,448 in 1990, and further increased to 7,650,789 in 1999, for an increase of 15.4 percent from 1990. The North Carolina Employment Security Commission estimates the unadjusted unemployment rate in February 1999 to have been 4.1 percent of the labor force despite the national, unadjusted

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unemployment rate of 4.3 percent.  North Carolina's annual average  unemployment rate over the past ten (10) years has ranged from a high of 5.9 percent in 1992 to a low of 3.5 percent in 1989.

      Agriculture remains North Carolina's basic economic component. North Carolina again ranked eighth (8th) in the nation in 1998 total farm income. Total gross agricultural income in 1998 was approximately 7.3 billion, down from $8.2 billion in 1997. Poultry and eggs remain the leading source of agricultural non-crop income in the State. Income from the production of poultry and eggs for 1998 was approximately $2.2 billion, accounting for approximately 30.5 percent of the gross agricultural income. These figures are down from 2.3 billion in 1996. In addition, tobacco production remains the leading source of agricultural crop income in North Carolina. Income production of tobacco for 1998 was approximately $997 million, accounting for approximately 13.9 percent of the gross agricultural income. The amount of income received was down from $1.19 billion in 1997. The percentage of the State's gross agricultural income from tobacco sales continues to decline from 14.4 percent in 1997. Federal legislation and regulatory measures regarding production and marketing, along with international competition have and are expected to continue to affect tobacco farming in North Carolina. Changes in such factors or any other adverse conditions in the tobacco farming sector could have negative effects on farm income and the state's economy as a whole. In 1998, total production of flue-cured tobacco (one of North Carolina's largest agricultural commodities) decreased 25 percent from the year before, and burley tobacco production in 1998 also decreased 12 percent from 1997. Two hurricanes impacting the major producing tobacco counties in 1998 contributed to these decreases.

      In 1998, there were approximately 58,000 farms in North Carolina as compared to 59,000 in 1997 and 59,500 in 1994. Notwithstanding the total decrease in the total number of North Carolina farms, the diversity of agricultural products in the state and a continuing thrust in agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 1998 North Carolina ranked first (1st) in the nation in the production of flue-cured tobacco, total tobacco, turkeys raised, and sweet potatoes; second (2nd) in the production of cucumbers for pickles, the number of hogs and pigs, Christmas trees, and trout sales; third
(3rd) in poultry and egg products cash receipts; fourth (4th) in the production of greenhouse and nursery cash receipts, commercial broilers cash receipts, peanuts, blueberries, and strawberries; sixth (6th) in the production of burley tobacco and cotton; and seventh (7th) in the production of catfish sold, pecans, watermelons, and cash receipts from livestock, dairy, and poultry. Correspondingly, a strong agribusiness sector also undergirds farmers with farm inputs (fertilizer, insecticide, pesticide, and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

      The North Carolina Department of Commerce, Travel, and Tourism Division has reported in 1998 that approximately $10.8 billion was spent on travel and tourism in the state. This makes tourism the second largest industry in North Carolina. This is compared to approximately $10.1 billion in 1997, $9.8 billion in 1996, $9.1 billion in 1995, $8.5 billion in 1994, and $8.1 billion in 1993. In 1998, the State's travel industry generated more than $841 million in state

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and local taxes--this provided approximately 186,400 full-time,  tourism-related jobs. The greatest number of visitors to the state came from Virginia, Georgia, South Carolina, Florida, Tennessee, and Ohio.

      LEGISLATIVE DEVELOPMENTS. The following represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly recently effecting the State budget and fiscal health.

      Management of the government is responsible for the establishment and maintenance of an internal control structure designed to ensure that the assets of the State are protected from loss, theft, or misuse and to ensure that adequate accounting date are compiled to allow for the preparation of financial statements in conformity with generally-accepted accounting principles. The internal control structure is designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived, and (2) the valuation of costs and benefits requires estimates and judgments by management.

      As a recipient of federal financial assistance, the State also is responsible for ensuring that an adequate internal structure is in place to ensure compliance with applicable laws and regulations related to those programs. This internal control structure is subject to periodic evaluation by management, internal audit staff, and independent auditors of the government.

      In November 1996, the voters of North Carolina approved bonds in the amount of $1.8 billion for school construction and $950 million for highway construction. In November 1998, North Carolina voters approved $800 million of new debt to finance grants and loans to local government units for waste supply systems, wastewater collection systems, wastewater treatment plants, and water conservation and water reuse projects; and an additional $200 million of new debt to finance grants, loans, or other financing to public or private entities for construction of natural gas facilities. The amount of authorized, but unissued bonds, was $2.15 billion as of June 1999. The final bond issue related to the $1.8 billion of school construction bonds, which were approved in November 1996, was issued in April 1999 in the amount of $450 million. These bonds were issued at rates ranging from 4.5 percent to 5.0 percent.

      North Carolina sold $450 million of General Obligation School Construction Bonds in March 1999. Correspondingly, the state also sold $25.905 million of Clean Water Refunding Bonds at the same time. The refunding bonds provided funds for refunding $24 million of Clean Water Bonds Series 1994A.

      Over the past 20 years, North Carolina state debt obligations have maintained ratings of Aaa by Moody's and AAA by Standard &Poors. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended, or withdrawn entirely by either rating agency.

      In addition, the state maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the General Assembly. Activities of the General Fund and most departmental special revenue funds are included in

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the annual  appropriated  budget.  The state  Highway Fund and the Highway Trust
Fund, the state's major special revenue funds, are primarily budgeted on a multi-year basis. Capital projects are funded and planned in accordance with the time it will take to complete the project. The level of budgetary control (I.E., the level at which expenditures cannot legally exceed the appropriated amount) is exercised at both the departmental and university level via quarterly allotments, with allotment control exercised by the State Controller, and on the program line-item levels requiring certain approvals by the Director of the Budget. Legislative authorization of departmental expenditures appears in the State Appropriation Bill. This "Certified Budget" is the legal expenditure authority; however, executive changes to the legal budget may be approved by the Office of the State Budget and Management (OSBM). This results in the "Final Budget" presented in the financial statements.

      Revenues and other financing sources for general governmental functions (General Fund, special revenue funds, and capital projects funds) amounted to $24.15 billion for the fiscal year ended June 30, 1999. Tax revenues increased by $530 million in 1999, reflecting a slower rate of growth in income tax collections. Individual income tax collections increased by $461 million in 1999 to $6.586 billion (a 7.53 percent increase from 1998). Sales tax collections grew by $69.4 million in 1999 (a 2.12 percent increase over 1998). Highway taxes were $1.505 billion in 1999, $27.7 million more than in 1998. Federal funds revenues grew by $3.14 million in 1999, an increase of 5.2 percent over 1998. Increases in federal revenues are due to increased federal program expenditures for which the state is reimbursed. Finally, investment earnings of $529 million reflect a decrease of $47 million in 1999. This includes realized/unrealized gains, distributed and accrued interest on cash and investments, and securities-lending activity. Cash and cash equivalents decreased by $164.2 million, while investments decreased by $616.4 million, with $472 million of the decrease originating from the General Fund.

      Two North Carolina Supreme Court cases in recent years may have a significant impact on the State's budget. One decision expanded the class of taxpayers eligible to receive a refund of certain intangibles taxes paid, which have now been found to be unconstitutional; as a result, the State will pay an additional  $440  million  in 1999 and  2000  for  intangibles  tax  refunds  to non-protestors. The other decision concerned State income taxation of governmental retirees. As a result, the State has funded a total of $799 million in 1998 and 1999 for refunds to public-sector retirees, plus an estimated $133 million per year in annual tax exclusion going forward.

      In November 1998, 46 states' Attorneys General and the major tobacco companies executed a proposed settlement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in a Consent Decree in December 1998. In March 1999, the General Assembly enacted a law approving the establishment of a foundation to provide economic impact assistance to economically affected or tobacco dependent regions in North Carolina. The court must review the law for compliance with the intent outlined in the Consent Decree. The foundation would receive 50 percent of the settlement. The remaining half would be split equally between two trust funds established by the General Assembly. One trust fund

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would be for the  benefit of tobacco  farmers,  quota  holders,  and  persons in tobacco-related businesses, and the second trust fund would be for health programs.

      During 1999, North Carolina enjoyed its eighth (8th) consecutive year of economic growth. Most of the economic indicators (a robust economy, worker productivity rose, a low unemployment rate) moved in a favorable direction during the year although interest rates trended higher during the second half of the year. Consumer spending, accounting for the majority of economic activity, increased 5 percent. Most of North Carolina enjoyed a good economy during this time period. The state's Gross State Product is estimated to have grown 5 percent.

      Finally, Hurricane Floyd (preceded by Hurricane Dennis) hit North Carolina in late 1999; its aftermath will have profound economic repercussions. Hurricane Floyd impacted the eastern half of the state--the prime agricultural counties--accounting for 20 percent oF the state's economy. Millions of dollars of wealth were destroyed, many businesses were lost, and lives were disrupted. Hurricanes Floyd and Dennis have required over $800 million of state funds. Subsequent funds may be needed to match federal aid. In addition, the damage may result in decreased tax revenues from the affected parts of the State in upcoming years.

      RISK FACTORS FOR THE OHIO FUND. The OHIO FUND will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The OHIO FUND is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

      Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

      There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

      The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the OHIO FUND or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the SAI.

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      Ohio is the  seventh  most  populous  state.  The  1990  Census  count  of
10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1998 is 11,209,000.

      While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

      In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years the annual State rates were below or at the national rates (4.3% versus 4.5% in 1998, both at 4.2% in 1999). The unemployment rate and its effects vary among geographic areas of the State.

      There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the OHIO FUND or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

      The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

      The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

      Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184

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million;  the $100.4  million BSF balance and  additional  amounts  from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

      A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

      None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

      The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

      From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

      The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund. The BSF had a March 2, 2000 balance of over $953 million.

      The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bill versions as passed by the House and the Senate and in the acts as passed and signed.

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      The State's  incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

      By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At March 2, 2000, over $1.4 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt currently at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($19.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($109.1 million outstanding, with no more than $50 million to be issued in any one year).

      The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

      A constitutional amendment approved by the voters in November 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

      The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.2 billion of which were outstanding at March 2, 2000.

      In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation,

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or special  obligation  bonds of the State or a local  agency,  are issued  that
represent   fractionalized   interests  in  or  are  payable  from  the  State's
anticipated payments. The State estimates highest future FY payments under those agreements (as of March 2, 2000) to be approximately $28.5 million (of which $24.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

      A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

      A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

      State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

      Local school districts in Ohio receive a major portion (state-wide aggregate of approximately 47% in FY 1998) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of March 2, 2000) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court decided that steps taken to that date by the State to enhance school funding had not met the requirements of the Supreme Court decision. The State appealed to the Supreme Court, before which oral arguments were heard in November 1999. That Court has issued a stay, pending appeal, of implementation of the trial court's order. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $87.2 million for 20 districts in

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FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY
1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

      Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

      For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 27 cities and villages; for 21 of them the fiscal situation was resolved and the procedures terminated (one municipality is currently in preliminary "fiscal watch" status). As of February 11, 2000, a school district "fiscal emergency" provision was applied to 11 districts, and eight were on preliminary "fiscal watch" status.

      At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

      RISK FACTORS FOR THE OREGON FUND. Oregon's economy relies to a large degree on high technology, export and other industries that are particularly vulnerable to international recessionary cycles. Oregon's growth and economic expansion of the past five years has recently slowed considerably in response to an unstable Asian economy. In 1990 Oregon voters approved Measure 5, a property tax limitation measure that puts a cap on local ad valorem property taxes, and in 1997 Measure 50 was passed which limits future increases in property taxes. The State is increasingly reliant on income tax revenues which are susceptible to volatility and recessionary cycles. While the State has been able to replace lost property tax revenues with increased revenues from income tax, Measures 5 and 50 may ultimately affect the State's credit rating, causing the State to pay a higher interest rate on the money it borrows. There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligations of the State; if the Oregon Fund were forced to sell a large volume of these instruments for any reason, the value of the Oregon Fund's portfolio may be adversely affected.


      RISK FACTORS FOR THE PENNSYLVANIA FUND. Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment

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assistance,  site  development and industrial  development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $4,924.5 million at June 30, 1999. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At January 15, 2000, all outstanding general obligation bonds of Pennsylvania were rated AA by S & P and Aa3 by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The PENNSYLVANIA FUND assumes no obligation to update this rating information. Over the five-year period ending June 30, 2004, Pennsylvania has projected that it will issue bonds totaling $3,449 million and retire bonded debt in the principal amount of $2,542.4 million. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 1999, total combined debt outstanding for these agencies was $9,802 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of
these   agencies,    however,   are   indirectly   dependent   on   Pennsylvania
appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the
City  of   Philadelphia  to  acquire  and  prepare  various  sites  for  use  as intermediate care facilities for the mentally retarded. As of June 30, 1999, PHFA has $2,749.3 million of revenue bonds and notes outstanding.

      Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt., i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

      Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

      Since 1988, non-agricultural employment in Pennsylvania has grown at an annual rate of 0.75 percent, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately .29 percent and 1.72 percent per year, respectively. Pennsylvania's average annual unemployment rate since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 2000 was 4.0 percent compared with 4.0 percent for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for January, 2000 was
4.5 percent and 4.5 percent, respectively. The population of Pennsylvania, 11.99 million people in 1999, according to the U. S. Bureau of the Census, represents an increase from the July 1, 1988 estimate of 11.85 million. Per capita income in Pennsylvania for calendar year 1998 of $26,792 was higher than the per capita income of the United States of $26,412. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1997, June 30, 1998 and June 30, 1999 with positive fund balances of $1,365 million, $1,959 million and $2,863 million, respectively.

      Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system, and in PENNSYLVANIA ASSOCIATION OF RURAL AND SMALL SCHOOLS V. CASEY, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

      RISK FACTORS FOR THE VIRGINIA FUND. The Commonwealth of Virginia has a tradition of low debt and a large proportion of its general obligation bonds is supported by particular revenue-producing projects. Virginia is one of only nine states in the nation with a "triple A" bond rating for its general obligation debt from the three rating agencies. The ratings reflect the Commonwealth's long standing record of sound fiscal management, its diversified economic base and low debt ratios.

      Use of non-general obligation debt, which is not subject to constitutional limits on borrowing, has changed the Commonwealth's debt profile. During the last decade, the Commonwealth has expanded its limited obligation borrowings through various financing vehicles such as the Virginia Public Building
Authority, the Virginia College Building Authority and a substantial transportation bonding program. In 1991, the Virginia Supreme Court in a case known as the DYKES decision, on a split vote, upheld on rehearing the ability of counties to enter into obligations which were "subject to appropriation" and confirmed that such obligations were not to be considered as "debt" under the Virginia Constitution.

      While the Commonwealth has a long history of sound financial operations, variations of a cyclical nature have occurred during the past several years. The 2000-2002 biennium budget, as adopted by the Virginia General Assembly at its 2000 session emphasized the Commonwealth's transportation needs. The transportation package provides for spending $2.4 billion dollars on those needs over the next six years. The budget for 2000-2002 continues to be predicated on continued increased revenue growth. Even with the planned transportation expenditures, there are no provisions in the Commonwealth's budget for general tax increases. As required by the Virginia Constitutions, by budget is a balanced budget.

      The Virginia General Assembly at its 1998 session passed the Personal Property Tax Relief Act, which provides a significant reduction in the personal property tax (or "car tax") imposed by Virginia localities on. Under the terms of the Act, the Commonwealth will assume financial responsibility for a significant portion of the personal property taxes imposed by localities, phased in over a five-year period and beginning with a 12.5% reduction in the first year and a 20% reduction in year two. The personal property tax reduction was paid initially to the taxpayers directly from the Commonwealth. Going forward, the Commonwealth will reimburse the localities for the reduced personal property taxes. By the year 2002, when the car tax relief is fully phased in, there will be a budget impact of $1,014.0 million. The 1999 General Assembly adopted legislation to reduce the state portion of the sales and use tax that is imposed on food items from three and one-half percent (3.5%) to one and one-half percent (1.5%), to be phased in over a number of years which started January 1, 2000.

      Virginia's economy is affected generally by economic trends throughout the country and in the Mid-Atlantic region, and it is particularly influenced by Federal civilian and military installations and the growth of suburban communities around Washington, D.C. Also significant to the economy of Virginia are manufacturing (such as electronic equipment, shipbuilding and chemical products), minerals (chiefly coal), service sector occupations (including banking and insurance), agriculture and tourism. Virginia's economy has remained strong as national economic growth has continued the recovery that began at the end of the 1990-91 recession. Virginia continues to outpace the nation in many measures of economic growth such as personal income, total wages and salaries, total nonagricultural employment and retail sales. In addition, Virginia's unemployment rate of 2.8 percent for FY 1999 remained lower than the nation's rate of 4.2% and is down from 2.9% for FY 1998. The FY 1999 unemployment rate is the lowest rate since 1974 when the Bureau of Labor Statistics began its current method of computing the unemployment rate. Virginia is considered a pro-business state and has encouraged economic development over the last several years. In 1998, 48,300 new jobs were created with investments made in excess of $2.26 billion dollars. This growth has provided a strong tax base for Virginia.

                               PORTFOLIO TURNOVER

      Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1998 and 1999, INSURED INTERMEDIATE TAX EXEMPT FUND's portfolio turnover rate was 163% and 142%, respectively, INSURED TAX EXEMPT FUND's portfolio turnover rate was 19% and 31%, respectively, and NEW YORK INSURED TAX FREE FUND's portfolio turnover rate was 44% and 55%, respectively. For the fiscal years ended December 31, 1998 and 1999, the portfolio turnover rate for each Single State Fund was as follows:

                                         Fiscal Year          Fiscal Year
                                            Ended                Ended
                                      DECEMBER 31, 1998    DECEMBER 31, 1999
                                      -----------------    ------------------

            ARIZONA FUND                     50%                   62%
            CALIFORNIA FUND                  79                    49
            COLORADO FUND                    25                    40
            CONNECTICUT FUND                 25                    47
            FLORIDA FUND                     44                    68
            GEORGIA FUND                     36                    57
            MARYLAND FUND                    33                    44
            MASSACHUSETTS FUND               49                    32
            MICHIGAN FUND                    20                    21
            MINNESOTA FUND                   22                    23
            MISSOURI FUND                    17                    66
            NEW JERSEY FUND                  27                    52
            NORTH CAROLINA FUND              54                    47
            OHIO FUND                        34                    48
            OREGON FUND                      27                    33
            PENNSYLVANIA FUND                26                    36
            VIRGINIA FUND                    26                    36

                       DIRECTORS OR TRUSTEES AND OFFICERS

      Each Fund's Board of Directors or Trustees, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management. The following table lists the Directors or Trustees and executive officers of INSURED INTERMEDIATE TAX EXEMPT FUND SERIES, INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND, MULTI-STATE INSURED TAX FREE FUND, AND/OR TAX-EXEMPT MONEY MARKET FUND, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (74), President and Director/Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

JAMES J. COY (85), Emeritus Director/Trustee, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

KATHRYN S. HEAD*+ (44), Director/Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC;

President and Chief Executive Officer, EIC; President and Director, EIMCO; Chairman and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (52), Director/Trustee. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC, and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (78), Director/Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN** (78), Director/Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (68), Director/Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (67), Director/Trustee, 39 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (67), Director/Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (70), Director/Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (42), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (64), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (40), Vice President. Vice President, MULTI-STATE INSURED TAX FREE FUND, NEW YORK INSURED TAX FREE FUND, INC., FIRST INVESTORS SERIES FUND, FIRST INVESTORS INSURED TAX EXEMPT FUND, INC., Executive Investors Trust, and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.


* These Directors/Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors/Trustees are members of the Board's Audit Committee.
+   Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

      All of the officers and Directors, except for Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

      The following table lists compensation paid to the Directors or Trustees of each Fund for the fiscal year ended December 31, 1999.

               AGGREGATE
               COMPENSATION                                    AGGREGATE                              TOTAL COMPENSATION
               FROM            AGGREGATE     AGGREGATE         COMPENSATION     AGGREGATE             FROM FIRST
               TAX-EXEMPT      COMPENSATION  COMPENSATION      FROM             COMPENSATION          INVESTORS
TRUSTEE        MONEY           FROM          FROM INSURED      MULTI-STATE      FROM NEW YORK         FAMILY OF FUNDS
               MARKET          SERIES        TAX EXEMPT        INSURED TAX      INSURED TAX FREE      PAID
               FUND*           FUND*(1)      FUND*             FREE             FUND*                 TO
                                                               FUND*                                  DIRECTORS/TRUSTEES+
James J. Coy** $0              $0            $0                $0               $0                    $0
Glenn O. Head  $0              $0            $0                $0               $0                    $0
Kathryn S.     $0              $0            $0                $0               $0                    $0
Head
Larry R.       $0              $0            $0                $0               $0                    $0
Lavoie
Rex R. Reed    $60             $60           $4,100            $2,400           $1,800                $42,950
Herbert        $60             $60           $4,100            $2,400           $1,800                $42,950
Rubinstein
James M.       $60             $60           $4,100            $2,400           $1,800                $42,950
Srygley
John T.        $0              $0            $0                $0               $0                    $0
Sullivan
Robert F.      $60             $60           $4,100            $2,400           $1,800                $42,950
Wentworth
Nancy Schaenen $60             $60           $4,100            $2,400           $1,800                $42,950


* Compensation to officers and interested Directors or Trustees of the Funds is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Director/Trustee of the Funds. Mr. Coy currently serves as an Emeritus Director/Trustee. Mr. Coy is paid by the Adviser.
+ The First Investors Family of Funds consists of 15 separate registered investment companies.
(1) This column only reflects compensation paid with respect to Insured Intermediate Tax Exempt Fund.

      There are no pension or retirement benefits proposed to be paid under any existing plan to any Director/Trustee by any Fund, its subsidiaries or any investment company in First Investors Family of Funds.

                                   MANAGEMENT

      Investment advisory services to each Fund are provided by FIMCO pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors or Trustees of the applicable Fund, including a majority of the Directors or Trustees who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors or Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund. The Board of Directors/Trustees is responsible for supervising the management of the Funds.

      Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable

Fund's Directors or Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Fund's Directors or Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Fund's Independent Directors or Trustees voting in person at a meeting called for the purpose of voting on such approval.

      Under Series Fund's Advisory Agreement, INSURED INTERMEDIATE TAX EXEMPT FUND pays the Adviser an annual fee, paid monthly, of 0.60% of its average daily net assets. Under Tax Exempt Money Market Fund's Advisory Agreement, the Fund pays the Adviser an annual fee, payable monthly, of 0.50% of its average daily net assets. Under each Advisory Agreement, each Fund other than INSURED INTERMEDIATE TAX EXEMPT FUND AND TAX EXEMPT MONEY MARKET FUND pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                          ANNUAL
AVERAGE DAILY NET ASSETS                                                   RATE
------------------------                                                   ----

Up to $250 million.....................................................   0.75%
In excess of $250 million up to $500 million...........................   0.72
In excess of $500 million up to $750 million...........................   0.69
Over $750 million......................................................   0.66

      The Adviser has an Investment Committee composed of Michael Deneka, Dennis
T. Fitzpatrick, George V. Ganter, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      For the fiscal years ended December 31, 1997, 1998 and 1999, INSURED TAX EXEMPT FUND paid $8,394,852, $8,060,955 and $7,360,756, respectively, in advisory fees. For the fiscal years ended December 31, 1997, 1998 and 1999, INSURED INTERMEDIATE TAX EXEMPT FUND paid $31,756, $51,962 and $56,704, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived $16,181, $17,321 and $18,905, respectively, in advisory fees. For the fiscal years ended December 31, 1997, 1998 and 1999, the Adviser voluntarily assumed expenses for INSURED INTERMEDIATE TAX EXEMPT FUND in the amounts of $14,764, $17,663 and $14,349, respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, NEW YORK INSURED TAX FREE FUND'S advisory fees were $1,395,057, net of a waiver of $99,647, $ 1,263,391, net of a waiver of
$194,368, and $1,370,405, net of a waiver of $219,370, respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, Tax Exempt Money Market Fund paid $105,807, $87,754 and $86,968, respectively, in advisory fees. For the same periods, the Adviser voluntarily assumed expenses for Tax Exempt Money Market Fund in the amounts of $57,762, $47,827 and $68,155, respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, the advisory fees for each Single State Fund were as follows:

                      FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                      DECEMBER 31, 1997   DECEMBER 31, 1998  DECEMBER 31, 1999
                      -----------------   -----------------  -----------------
                      ADVISORY            ADVISORY           ADVISORY
                      FEES PAID  WAIVED   FEES PAID  WAIVED  FEES PAID  WAIVED
                      ---------  ------   ---------  ------  ---------  ------
 --------------------
 ARIZONA FUND          $27,731   $41,596   $80,892   $48,535   $94,425 $56,667
 --------------------
 CALIFORNIA FUND        76,622    38,311   115,062    38,354   110,640  36,889
 --------------------
 COLORADO FUND           7,434    20,443    28,802    21,121    32,088  20,660
 --------------------
 CONNECTICUT FUND       84,693    42,347   149,832    49,944   159,496  53,131
 --------------------
 FLORIDA FUND          120,464    60,232   192,840    64,180   189,590  63,205
 --------------------
 GEORGIA FUND            6,763    18,598    24,646    18,074    34,677  21,971
 --------------------
 MARYLAND FUND          34,866    52,299    97,393    58,436   113,109  67,845
 --------------------
 MASSACHUSETTS FUND    115,772    57,887   173,952    57,984   172,445  58,278
 --------------------
 MICHIGAN FUND         192,800    96,401   301,761   100,587   289,456  96,478
 --------------------
 MINNESOTA FUND         25,010    37,516    61,475    36,886    63,338  38,002
 --------------------
 MISSOURI FUND           3,867    10,634    15,905    11,663    19,608  12,557
 --------------------
 NEW JERSEY FUND       362,925    90,731   461,383    92,277   451,206  90,280
 --------------------
 NORTH CAROLINA FUND    12,358    33,984    59,265    43,461    69,028  44,369
 --------------------
 OHIO FUND              96,209    48,105   148,974    49,658   149,700  50,029
 --------------------
 OREGON FUND            34,558     6,501    97,924    58,754   106,552  63,972
 --------------------
 PENNSYLVANIA FUND     220,283   110,141   322,441   107,480   310,850 103,916
 --------------------
 VIRGINIA FUND         112,117    56,058   178,665    59,555   176,864  58,960

      In addition, for the fiscal year ended December 31, 1998, the Adviser voluntarily reimbursed expenses for the Funds as follows: ARIZONA FUND - $19,230; CALIFORNIA FUND - $14,934; COLORADO FUND - $10,639; CONNECTICUT FUND - $23,659; FLORIDA FUND - $16,869; GEORGIA FUND - $8,211; MARYLAND FUND - $27,029; MASSACHUSETTS FUND - $23,483; MINNESOTA Fund - $22,920; MISSOURI FUND - $7,445; NORTH CAROLINA FUND - $14,159; OHIO FUND - $27,916; OREGON FUND - $31,537; and VIRGINIA FUND - $21,623. For the fiscal year ended December 31, 1999, the Adviser voluntarily reimbursed expenses for the Funds as follows: ARIZONA FUND - $22,440; CALIFORNIA FUND - $14,819; COLORADO FUND - $12,828; CONNECTICUT FUND - $17,567; FLORIDA FUND - $14,680; GEORGIA FUND - $9,522; MARYLAND FUND - $29,048; MASSACHUSETTS FUND - $19,786; MINNESOTA FUND - $23,699; MISSOURI FUND - $13,470; NORTH CAROLINA FUND - $22,726; OHIO FUND - $20,008; OREGON FUND - $33,336; and VIRGINIA FUND - $23,584.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                                   UNDERWRITER

      Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of the applicable Fund's Disinterested Directors or Trustees, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

      For the fiscal years ended December 31, 1997, 1998 and 1999, FIC received underwriting commissions with respect to INSURED TAX EXEMPT FUND of $465,427, $461,174 and $398,742, respectively. For the same periods, FIC reallowed an additional $35,092, $25,573 and $30,521, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1997, 1998 and 1999, FIC received underwriting commissions with respect to INSURED INTERMEDIATE TAX EXEMPT FUND of $44,019, $45,783 and $115,366, respectively. For the same periods, FIC reallowed an additional $7,864, $23,492 and $359, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1997, 1998 and 1999, FIC received underwriting fees with respect to NEW YORK INSURED TAX FREE FUND of $226,611, $202,504 and $201,340, respectively. For the same periods relating to NEW YORK INSURED TAX FREE FUND, FIC reallowed an additional $27,388, $23,018 and $12,886, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1997, 1998 and 1999, underwriting fees with respect to MULTI-STATE INSURED TAX FREE FUND were as follows:

                  FISCAL YEAR ENDED     FISCAL YEAR ENDED       FISCAL YEAR ENDED
                  DECEMBER 31, 1997     DECEMBER 31, 1998       DECEMBER 31, 1999
                  -----------------     -----------------       -----------------

                                       ADDITIONAL                 ADDITIONAL                 ADDITIONAL
                                        AMOUNTS                    AMOUNTS                     AMOUNTS
                          AMOUNTS      REALLOWED TO    AMOUNTS   REALLOWED TO    AMOUNTS     REALLOWED TO
                          RECEIVED    UNAFFILIATED    RECEIVED   UNAFFILIATED    RECEIVED    UNAFFILIATED
                          BY FIC        DEALERS        BY FIC      DEALERS       BY FIC        DEALERS
                          ------      -------------   --------   ------------    ------      ------------
----------------
ARIZONA FUND              $47,265        $28,254       $27,012         $29,452     $78,221     $20,969
----------------
CALIFORNIA FUND            34,549         40,919        26,095          36,723      25,273      27,579
----------------
COLORADO FUND              22,986          3,371        17,248           5,351      52,720      11,470
----------------
CONNECTICUT FUND           88,353          3,157        68,989           6,179     127,097         552
----------------
FLORIDA FUND               90,128         21,909        97,180          34,780     145,577      14,741
----------------
GEORGIA FUND                9,904          1,479         3,332           5,863      31,009           0
----------------
MARYLAND FUND              28,980         34,323        35,105          53,136      45,749      68,079
----------------
MASSACHUSETTS FUND         69,708          7,469        53,376           3,889      58,748       2,583
----------------
MICHIGAN FUND              64,340         78,672        60,258          60,582      77,405      44,548
----------------
MINNESOTA FUND             15,731          7,662        19,242              52      44,710           0
----------------
MISSOURI FUND               2,496            -0-         5,458          11,026      20,834      31,701
----------------
NEW JERSEY FUND           165,891          6,121       203,486          15,187     225,543       8,331
----------------
NORTH CAROLINA FUND        29,711         17,527        42,966          18,318      52,278      18,243
----------------
OHIO FUND                  47,202         15,307        66,226          24,809      73,213      40,366
----------------
OREGON FUND               104,286          3,273        85,349          16,342     106,119       7,037
----------------
PENNSYLVANIA FUND          66,376         81,858        69,819          78,183      85,597      34,465
----------------
VIRGINIA FUND              64,270          10,550      179,231          13,533     132,170       7,624



                               DISTRIBUTION PLANS

      As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a reimbursement plan, except for the INSURED INTERMEDIATE TAX EXEMPT FUND Class A Plan which is a compensation plan and the Tax-Exempt Money Market Fund Class A Plan which is a defensive plan. Each Class B Plan is a compensation plan.

      Each Plan was approved by the applicable Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually be either the applicable Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors or Trustees of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors or Trustees will be committed to the discretion of such Independent Directors or Trustees then in office.

      Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Fund's Independent Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Fund's Independent Directors or Trustees.

      In adopting each Plan, each Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors or Trustees, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

      TAX-EXEMPT MONEY MARKET FUND has adopted a so-called "defensive" plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act ("Money Market Class A Plan"). No fees are paid by the Fund under this Plan. The Underwriter of the Fund may, at its discretion, pay a fee to certain Dealers for distribution services and administrative support services. These fees (if any) are covered by the Plan only if they are deemed to be paid indirectly by the Fund. The services covered by the defensive Money Market Class A Plan may include, but shall not be limited to, providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and possibly computer, as is necessary or beneficial to establish and maintain Class A shareholder accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations and addresses and providing such other services as the Fund may reasonably request. The schedules of fees (if any) and the basis upon which such fees will be paid is determined from time to time by the Underwriter.

      The Underwriter has the right to select, in its sole discretion, Dealers to participate in the Money Market Class A Plan and has the right to terminate with or without cause and in its sole discretion any agreement with a Dealer. Any agreement may be terminated, without penalty, at any time, by a vote of a majority of the Independent Directors upon not more than 60 days' written notice to any Dealer, or by vote of a majority of the outstanding Class A voting securities of TAX-EXEMPT MONEY MARKET FUND, or upon notice by the Underwriter.

      For the fiscal year ended December 31, 1999, INSURED INTERMEDIATE TAX EXEMPT FUND accrued $25,237 in 12b-1 fees pursuant to SERIES FUND's Class A Plan. For the fiscal year ended December 31, 1999, INSURED TAX EXEMPT FUND paid $2,808,891 in 12b-1 fees pursuant to its Class A Plan. For the fiscal year ended December 31, 1999, NEW YORK INSURED paid $530,937 pursuant to its Class A Plan. For the fiscal year ended December 31, 1999, each Fund of Multi-State Insured paid the following amounts pursuant to their Class A Plan: ARIZONA FUND - $24,113; CALIFORNIA FUND - $28,442; COLORADO FUND - $7,812; CONNECTICUT FUND - $36,158; FLORIDA FUND - $48,776; GEORGIA FUND - $8,745; MARYLAND FUND - $25,199; MASSACHUSETTS FUND - $43,180; MICHIGAN FUND - $74,550; MINNESOTA FUND - $16,748; MISSOURI FUND - $4,769; NEW JERSEY FUND - $113,665; NORTH CAROLINA FUND -
$17,524;  OHIO  FUND -  $38,821;  OREGON  FUND -  $26,192;  PENNSYLVANIA  FUND -
$78,532; and VIRGINIA FUND - $44,573. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                      COMPENSATION TO   COMPENSATION TO  COMPENSATION TO
FUND                  UNDERWRITER       DEALERS          SALES PERSONNEL
----                  ---------------   ---------------  ---------------

INSURED                       $0              $0                $0
  INTERMEDIATE TAX
  EXEMPT FUND
INSURED TAX EXEMPT    $2,266,518            $570          $541,803
FUND
NEW YORK INSURED         405,004               9           125,924
ARIZONA FUND              14,818              84             9,211
CALIFORNIA FUND           19,042           1,326             8,074
COLORADO FUND              3,718               0             4,094
CONNECTICUT FUND          17,757              21            18,380
FLORIDA FUND              28,676           3,113            16,987
GEORGIA FUND               5,365             344             3,036
MARYLAND FUND             19,732             136             5,331
MASSACHUSETTS FUND        21,394             177            21,609
MICHIGAN FUND             34,058          20,150            20,342
MINNESOTA FUND             9,013           1,766             5,969
MISSOURI FUND              3,573              54             1,142
NEW JERSEY FUND           62,334             722            50,609
NORTH CAROLINA FUND        9,750             654             7,121
OHIO FUND                 17,220           5,889            15,712
OREGON FUND               12,709              20            13,463
PENNSYLVANIA FUND         56,579           8,117            13,836
VIRGINIA FUND             21,971           3,878            18,724

      For the fiscal year ended December 31, 1999, INSURED TAX EXEMPT FUND, INSURED INTERMEDIATE TAX EXEMPT FUND AND TAX-EXEMPT MONEY MARKET FUND paid $41,384, $10,380 and $323, respectively, in 12b-1 fees pursuant to their respective Class B Plan.

      For the fiscal year ended December 31, 1999 NEW YORK INSURED TAX FREE FUND paid $52,786 pursuant to its Class B Plan. For the fiscal year ended December 31, 1999, each Single State Fund paid the following amounts pursuant to its Class B Plan: ARIZONA FUND - $5,151; CALIFORNIA FUND - $4,930; COLORADO FUND - $3,718; CONNECTICUT FUND - $31,290; FLORIDA FUND - $8,240; GEORGIA FUND - $2,650; MARYLAND FUND - $24,793; MASSACHUSETTS FUND - $14,066; MICHIGAN FUND - $11,114; MINNESOTA FUND - $708; MISSOURI FUND - $2,301; NEW JERSEY FUND -
$31,754; NORTH CAROLINA FUND - $4,154, OHIO FUND - $4,970; OREGON FUND - $10,916; PENNSYLVANIA FUND - $20,176; and VIRGINIA FUND - $12,347. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                      COMPENSATION TO  COMPENSATION TO  COMPENSATION TO
FUND                  UNDERWRITER      DEALERS          SALES PERSONNEL
----                  ---------------  ---------------  ---------------

INSURED INTERMEDIATE     $10,371            $9                 $0
  TAX EXEMPT FUND
INSURED TAX EXEMPT        32,467          5,263             $3,654
FUND
TAX EXEMPT MONEY               0              0                323
MARKET FUND
NEW YORK INSURED          44,569          2,223              5,994
ARIZONA FUND               2,218          2,599                334
CALIFORNIA FUND                0          4,607                323
COLORADO FUND                  0              0              3,718
CONNECTICUT FUND          27,569              0              3,721
FLORIDA FUND               1,603          4,306              2,330
GEORGIA FUND               1,676            872                102
MARYLAND FUND              1,577         22,985                231
MASSACHUSETTS FUND        11,097          1,759              1,210
MICHIGAN FUND              4,662          5,967                485
MINNESOTA FUND                 0              0                708
MISSOURI FUND                597          1,699                  5
NEW JERSEY FUND           29,525            612              1,617
NORTH CAROLINA FUND            0              0              4,154
OHIO FUND                  3,808          1,022                140
OREGON FUND                6,515          3,535                866
PENNSYLVANIA FUND          8,953          8,228              2,995
VIRGINIA FUND              8,078              0              4,269


                              DETERMINATION OF NET ASSET VALUE

      ALL FUNDS EXCEPT TAX-EXEMPT MONEY MARKET FUND

      The municipal bonds in which each Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the applicable Fund's Board. This service is provided by Muller Data Corporation. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. With respect to each Fund, "when-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased.

      The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is each Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, each Fund will consider security type, rating, market condition and yield.

      TAX-EXEMPT MONEY MARKET FUND

      The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      The Board of Directors of the Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for thE Fund, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

      ALL FUNDS

      Each Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to a Fund, the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-price underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions or dealer concessions may pay for research or other services. In other words, a Fund's brokerage or dealer concessions may be used to pay for a research service that is used in managing another fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and a Fund's Board to analyze a Fund's performance relative to other comparable funds.

      In   selecting   the   broker-dealers   to  execute  a  Fund's   portfolio
transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The Adviser may combine transaction orders placed on behalf of the Funds and any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board. Each Fund's Board of Directors or Trustees has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio. The Funds did not pay brokerage commissions for the fiscal years ending December 31, 1997, 1998 and 1999.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

      ALL FUNDS

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

      TAX-EXEMPT MONEY MARKET FUND

      SUPER CHECKING PROGRAM. Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Financial Savings Bank, S.L.A. ("FFS"), an affiliate of the Funds. Each day, the Fund automatically "sweeps," or transfers, funds to your FFS account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 for Business Super Checking). FFS will accept deposits into the FFS account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. SHARES OF YOUR FUND ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF OR GUARANTEED BY FFS, AND ARE SUBJECT TO RISK OF LOSS OF PRINCIPAL. For more information on the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FFS at 1-800-304-7748.

      CHECK REDEMPTION PRIVILEGE. You may obtain checks for non-retirement Fund accounts ("Redemption Checks"). Dividends are earned on Fund shares until a Redemption Check clears. You are subject to the rules and regulations of the Custodian covering checking accounts. Neither the Funds nor the Custodian charges you for the use of such Redemption Checks. On presentation of a Redemption Check to the Custodian for payment, the Fund determines that a sufficient number of full and fractional shares are available in your account to cover the amount of the Redemption Check. Shares are considered available after a fifteen day clearing period. The Funds return all canceled checks to you once a month. Neither the Fund nor the Custodian can certify or directly cash Redemption Checks. Any "stop payment" requests must be directed to the Transfer Agent and not to the Custodian. However, there is no guarantee that a "stop payment" request will stop the payment of a Redemption Check. You cannot use the Check Redemption Privilege for the redemption of shares for which certificates have been issued, for redemptions from retirement accounts or for redemptions of shares which are subject to a contingent deferred sales charge ("CDSC"). A CDSC

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may be imposed on the redemption of Fund shares acquired  through an exchange of
Class A shares from another Eligible Fund which were originally purchased at net asset value. Because each Fund accrues dividends on a daily basis, you may not redeem your Fund account in its entirety by the use of the check redemption privilege. The Check Redemption Privilege is not available for Super Checking.

      It is your responsibility to be certain that sufficient shares are in your account and available to cover the amount of the Redemption Check since, if there are insufficient shares, the Redemption Check will be returned through banking channels marked "insufficient funds." It is also your responsibility to ensure that such Redemption Checks are not made available to unauthorized individuals and to promptly notify the Funds of any lost or stolen Redemption Checks. Either the funds or the Custodian may at any time amend or terminate the Check Redemption Privilege. The Funds bear all expenses relating to this Check Redemption Privilege.

                                      TAXES

FEDERAL INCOME TAX

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund - each Fund being treated as a separate corporation for these purposes must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

      By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Fund's

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earnings  and  profits.  In  addition,  the Fund could be required to  recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends paid by a Fund will qualify as "exempt-interest dividends" as defined in the Prospectuses, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are reportable by shareholders (or taxed to them in the case of taxable distributions) for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Tax-exempt interest attributable to certain PABs (including, to the extent a Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Federal Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal AMT without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

      Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      Each Fund except TAX-EXEMPT MONEY MARKET FUND may acquire zero coupon municipal securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must account for the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no

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corresponding  payment on them during the year.  Because each Fund annually must distribute substantially all of its net tax-exempt income, including any OID on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Each Fund may invest in municipal bonds that are purchased with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      If a Fund invests in any instruments that generate taxable income under circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having

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made an actual sale  thereof,  with the result that gain will be  recognized  at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

STATE INCOME TAXES

      ARIZONA. In the opinion of Greenberg Traurig, LLP, Arizona tax counsel to MULTI-STATE INSURED TAX FREE FUND, distributions from the ARIZONA FUND that are received by investors that are individuals, corporations, trusts, and estates subject to Arizona income tax will not be subject to Arizona income tax to the extent that those distributions are attributable to interest on tax-exempt obligations of the State of Arizona or interest on obligations of the United States, Puerto Rico, the Virgin Islands or Guam. Other distributions from the ARIZONA FUND, including those related to short-term and long-term capital gains, generally will be taxable under Arizona law when received by Arizona taxpayers. This discussion assumes that in each taxable year the ARIZONA FUND qualifies and elects to be taxed as a RIC for Federal income tax purposes. In addition, it assumes that in each taxable year the ARIZONA FUND qualifies to pay exempt-interest dividends by complying with the requirements of the Code that at least 50% of its assets at the close of each quarter of its taxable year are invested in state, municipal or other obligations, the interest on which is excluded from gross income for Federal income tax purposes pursuant to section 103(a) of the Code.

      Interest on indebtedness incurred (directly and indirectly) by an investor to purchase or carry an investment in the ARIZONA FUND should not be deductible for Arizona income tax purposes to the extent that the ARIZONA FUND holds tax-exempt obligations of the state of Arizona or obligations of the United States, Puerto Rico, the Virgin Islands or Guam.

CALIFORNIA. In the opinion of Parker, Milliken, Clark, O'Hara & Samuelian, California tax counsel to MULTI-STATE INSURED TAX FREE FUND, under existing law, and assuming that the Federal tax treatment of the CALIFORNIA FUND will be as set forth elsewhere in this Information, distributions made to individuals, estates or trusts by the CALIFORNIA FUND are not includable in gross income for California personal income tax purposes to the extent that such distributions are treated as exempt-interest dividends under the Code, and are attributable to California tax-exempt interest, less allocable nondeductible expenses. Such treatment will result provided that the CALIFORNIA FUND qualifies as a regulated

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investment  company under the Code,  properly  designates  such  exempt-interest dividends under California law and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in qualified tax-exempt obligations. The designation requirement is met by the CALIFORNIA FUND notifying shareholders within 60 days after the close of a taxable year to the extent that dividends are exempt-interest dividends. It is important that California shareholders retain this designation each year in
order  to  establish  that   exempt-interest   dividends  are  tax-exempt  under
California law. Qualified tax-exempt  obligations under California law generally
include   obligations   issued  by  California  or  a  local  government  within
California,  as  well  as  direct  U.S.  Government  obligations.   Direct  U.S.
Government obligations do not include securities guaranteed by U.S. Government agencies such as the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or similar agencies. A portion of any discount attributable to a stripped tax-exempt bond or a stripped coupon may be treated as taxable when distributed to shareholders. Distributions of the CALIFORNIA FUND that are derived from sources other than those described above, including interest on certain
non-California   obligations   such  as  repurchase   agreements  and  municipal
instruments of other states, will not be treated as tax-exempt for California personal income tax purposes and are also includable in income subject to the California alternative minimum tax.

      Distributions treated as capital gains dividends under the Code will currently be taxed as ordinary income for California personal income tax purposes.

      Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the CALIFORNIA FUND, including exempt-interest dividends.

      California law generally follows Federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the CALIFORNIA FUND.

      It is the intent of MULTI-STATE INSURED TAX FREE FUND, as represented to and relied upon by California tax counsel in rendering their opinion, that the CALIFORNIA FUND will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular Federal income tax and California personal income tax.

      The foregoing description relates only to certain aspects of the California tax treatment of an investment in shares of the CALIFORNIA FUND, it is not intended as an exhaustive analysis of all possible tax consequences applicable to all investors. Investors may be subject to other California tax consequences depending upon their particular situations and should consult their own tax advisers for appropriate tax advice.

      COLORADO. In the opinion of Kutak Rock, Colorado tax counsel to Multi-State Insured, shareholders of the COLORADO FUND that are corporations, individuals, estates or trusts subject to the Colorado personal income tax will

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not be  required  to  include in their  gross  income  for  Colorado  income tax purposes, distributions made by the COLORADO FUND that are derived from interest on obligations issued by the State of Colorado, or any political subdivision thereof on or after May 1, 1980 which obligations are exempt from Federal taxation under Section 103(a) of the code. Similarly, corporations, individuals, estates and trusts may exclude from the calculation of Colorado income tax dividend distributions from the COLORADO FUND to the extent attributable to interest on obligations of the United States or its possessions. Colorado statutes provide that corporations, individuals, estates and trusts will not be entitled to exclude from income any dividend distributions from the COLORADO FUND which are attributable to interest exempt from federal income tax under
Section 103(a) of the Code and attributable to obligations issued by any other state or a political subdivision thereof. As a general matter, neither capital gains recognized as a result of the sale of shares in the COLORADO FUND nor capital gain dividends received from the COLORADO FUND can be excluded for purposes of calculating the Colorado income tax by individuals, estates, trusts or corporations. In addition, interest or indebtedness incurred or continued by individuals, estates, trusts, or corporations to purchase or carry shares of the COLORADO FUND will not be deductible for Colorado income tax purposes to the extent that the COLORADO FUND distributions consist of exempt-interest dividends during the applicable taxable year of such shareholder. Colorado has no municipal income taxes.

      CONNECTICUT. In the opinion of Kelley Drye & Warren, Connecticut tax counsel to Multi-State Insured, shareholders who are Connecticut resident individuals will not be subject to the Connecticut personal income tax on distributions from the CONNECTICUT FUND to the extent that these distributions qualify as (i) exempt-interest dividends, as defined in section 852(b)(5) of the Code, issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or (ii) "exempt dividends" for Connecticut tax purposes.
Distributions to Connecticut shareholders of the CONNECTICUT FUND that are attributable to sources other than those described above will generally be includable in the Connecticut income of such shareholders.

      Corporate   shareholders  of  the  CONNECTICUT  FUND  subject  to  tax  in
Connecticut will be required to include in net income, for purposes of calculating the Connecticut corporation business tax, distributions made by the CONNECTICUT FUND and gains resulting from the redemption or sale of shares of the CONNECTICUT FUND. Such corporate shareholders, in determining net income, will be entitled to deduct 70% of the amount of includable distributions that qualify as dividends under Section 316 of the Code.

      FLORIDA. In the opinion of Rudnick & Wolfe, Florida tax counsel to MULTI-STATE INSURED TAX FREE FUND, under existing law, shareholders of the Florida Series will not be subject to the Florida intangible personal property tax on their ownership of FLORIDA FUND shares or on distributions of income or gains made by the FLORIDA FUND to the extent that such distributions are attributable solely to investment in: (i) obligations issued by the United States government and its agencies, instrumentalities or territories (including Puerto Rico, Guam and the U.S. Virgin Islands) (collectively, "Exempt Instruments"); or (ii) to money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing

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districts ("Florida Instruments"). If the FLORIDA FUND is not invested solely in
Exempt Instruments and Florida Instruments, then the Florida intangible personal property tax ("Intangible Tax") will apply as follows:

            (a) The portion of the net asset value of the FLORIDA FUND'S portfolio that is attributable to Exempt Instruments will be exempt from the Intangible Tax.

            (b) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents assets which are themselves exempt from the Intangible Tax, then this portion will also be exempt from the Intangible Tax.

            (c) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents any asset which is subject to the Intangible Tax under Florida law, then the remaining portion of the net asset value of the FLORIDA FUND portfolio will be subject to the Intangible Tax.

      Shareholders of the FLORIDA SERIES will be exempt from the Intangible Tax on their shares to the extent that the net asset value of the Florida Series' portfolio is exempt. (The FLORIDA FUND has no present intention of investing in assets which will be subject to the Intangible Tax.)

      Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the FLORIDA FUND or on gains resulting from the redemption or exchange of shares of the FLORIDA FUND. Corporate shareholders will be subject to the Florida income tax on all distributions received from the FLORIDA FUND, regardless of the tax-exempt status of interest received from the FLORIDA FUND which is attributable to bonds under section 103(a) of the Code or any other Federal law; however, if a corporation does not have its commercial domicile within the state of Florida, its non-business income generated from the FLORIDA FUND is not allocated as Florida income subject to Florida corporate income tax. Non-business income includes capital gains and interest to the extent they do not arise from transactions and activities in the regular course of a taxpayer's business.

      For Florida state income tax purposes, the FLORIDA FUND itself will not be subject to the Florida income tax so long as it has no income subject to Federal taxation.

      Shareholders of the FLORIDA FUND will be subject to Florida estate tax on their FLORIDA FUND shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the Code (currently section 2011 and in some cases section 2102 of the Code) for death taxes actually paid to the several states.

      Neither interests held by shareholders of the FLORIDA FUND nor Exempt Instruments nor money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts held by the FLORIDA FUND will be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

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      GEORGIA.  In the opinion of Kutak Rock, Georgia tax counsel to MULTI-STATE
INSURED TAX FREE FUND, shareholders of the GEORGIA FUND that are individuals, estates, trusts, and corporations subject to Georgia income tax may exclude from income for Georgia income tax purposes, distributions from the GEORGIA FUND that are derived from interest on obligations issued by the State of Georgia or any political subdivision thereof, exempt from federal taxation under section 103(a) of the Code. Individuals, estates, trusts and corporations may exclude from income for Georgia income tax purposes, dividend distributions from the GEORGIA FUND on obligations of the United States or of any authority, commission, instrumentality or possession thereof exempt from state income tax under federal law.

      Capital gains recognized as a result of the sale of shares in the GEORGIA FUND can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts or corporations.

      Georgia tax counsel urges each potential investor in the GEORGIA FUND to consult his or her own tax advisor regarding all GEORGIA FUND income tax related matters specifically pertaining to them.

      MARYLAND. In the opinion of Blank Rome Comisky & McCauley LLP, Maryland tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of shares of the MARYLAND FUND who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income taxes will not be subject to tax in Maryland on MARYLAND FUND dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section
852(b)(5) of the Code and are attributable to (1) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, (2) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or
(3) gain realized by the MARYLAND FUND from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States. To the extent that distributions of the MARYLAND Fund are attributable to sources other than those described above, such as (1) interest on obligations issued by states other than Maryland or (2) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of MARYLAND FUND shares will be subject to Maryland taxation. If the MARYLAND FUND fails to qualify as a regulated investment company for Federal income tax purposes, it would be subject to Maryland corporate income tax, and distributions would be taxable as ordinary income to the shareholders. Maryland presently includes in taxable net income certain tax preference items. Interest paid on certain private activity bonds constitutes such a tax preference item. Accordingly, subject to a threshold amount, 50% of any distributions on the MARYLAND FUND attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the MARYLAND FUND to purchase or carry shares of the MARYLAND FUND will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

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      MASSACHUSETTS.  In the  opinion of Palmer & Dodge LLP,  Massachusetts  tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax will not be subject to tax on distributions from the MASSACHUSETTS FUND to the extent that these distributions (1) qualify as exempt interest dividends of a regulated investment company within the meaning of Code section 852(b)(5) that are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions that is exempt from Massachusetts taxation or (2) qualify as capital gain dividends as defined in Code section 852(b)(3)(C), that are attributable to gain on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions that is exempt from Massachusetts taxation. If a holder of shares of the MASSACHUSETTS FUND is a corporation subject to the
Massachusetts   corporate   excise   tax,   distributions   received   from  the
MASSACHUSETTS FUND are includable in gross income and generally may not be deducted by such a corporate holder in computing its net income. The shares of the MASSACHUSETTS FUND will be includable in the gross estate of a deceased individual holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

      Distributions to holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax that do not qualify as exempt-interest dividends, as defined in Code section 852(b)(5), or capital gain dividends, as defined in Code section 852(b)(3)(C), directly attributable to interest or capital gain exempt from Massachusetts taxation on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions will generally be subject to Massachusetts income tax. Among the items that will not be subject to Massachusetts income tax are the following: exempt-interest dividends attributable to interest on obligations issued by the Commonwealth of Puerto Rico, the government of Guam, the
government  of  the  Virgin  Islands  or  their  respective   authorities,   and
distributions attributable to interest on obligations of the United States exempt from state income taxation. The MASSACHUSETTS FUND must identify the items not subject to tax in a written notice to the shareholders. The holders of shares of the MASSACHUSETTS FUND may recognize taxable gain or loss upon an exchange or redemption of their shares.

      MICHIGAN. In the opinion of Dickinson Wright PLLC, Michigan tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of the MICHIGAN FUND will not be subject to the Michigan income tax or single business tax on MICHIGAN FUND dividends to the extent that such distributions qualify as exempt-interest dividends of a RIC under Code section 852(b)(5) which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other Federally tax exempt obligations, the interest on which is exempt from Michigan tax, such as certain obligations of Puerto Rico). To the extent that distributions on the MICHIGAN FUND are attributable to sources other than those described above, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the MICHIGAN FUND are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

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      MINNESOTA. In the opinion of Faegre & Benson LLP, Minnesota tax counsel to
MULTI-STATE INSURED TAX FREE FUND, provided that the MINNESOTA FUND qualifies as a regulated investment company under the Code, and subject to the discussion in the paragraph below, shareholders of the MINNESOTA FUND who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such tax on MINNESOTA FUND dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the MINNESOTA FUND. If the 95% test is not met, all exempt-interest dividends that are paid by the MINNESOTA FUND generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the MINNESOTA FUND are not derived from the Minnesota Sources, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the MINNESOTA FUND, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

      Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that are derived from interest income on obligations of the Minnesota Sources described above may become subject to tax in the case of individuals, estates, and trusts if the exemption of such income were judicially determined to discriminate against interstate commerce. See "Risk Factors for the MINNESOTA FUND" for further discussion of this legislation.

      Subject to certain limitations that are set forth in the Minnesota Rules, MINNESOTA FUND dividends, if any, that are derived from interest on certain
United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the MINNESOTA FUND who are individuals, estates or trusts.

      MINNESOTA FUND distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the MINNESOTA FUND will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota AMT purposes, in the case of shareholders who are individuals, estates or trusts. Except during temporary defensive periods or when acceptable investments are unavailable to the MINNESOTA FUND, at least 80% of the value of the net assets of the MINNESOTA FUND will be maintained in debt obligations the interest on which is exempt from the Federal income tax and the Minnesota personal income tax, subject to the discussion in the Prospectus and this SAI relating to legislation enacted in Minnesota in 1995. The MINNESOTA FUND seeks to invest so that the 95% test described above will be met.

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      Minnesota  presently  imposes an AMT on individuals,  estates,  and trusts that is based, in part, on such taxpayers' Federal alternative minimum taxable income, which includes Federal Tax Preference Items. Accordingly, the portion of exempt-interest dividends that constitutes a Tax Preference Item for purposes of the Federal AMT, even though it is derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota AMT is computed. (The MINNESOTA FUND has no present intention of investing in tax-exempt securities that are subject to the Federal AMT.) In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources generally is also subject to the Minnesota AMT imposed on individuals, estates, and trusts. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the MINNESOTA FUND, including all of those that are derived from the Minnesota Sources, generally will be subject to the Minnesota AMT imposed on such shareholders.

      MISSOURI. In the opinion of Shook, Hardy & Bacon L.L.P., Missouri tax counsel to MULTI-STATE INSURED TAX FREE FUND, if a dividend paid by the MISSOURI FUND qualifies as an exempt-interest dividend under the Code, the portion of such exempt-interest dividend that is attributable to interest received by the MISSOURI FUND on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), or (2) territories or possessions of the United States (to the extent Federal law exempts interest on such obligations from state taxation), will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided that the MISSOURI FUND properly designates such portion as an exempt dividend (a "Missouri Dividend") under Missouri law. To the extent any dividend (or portion thereof) paid by the MISSOURI FUND is attributable to net interest earned by the MISSOURI FUND on obligations of the United States, such dividend (or portion thereof) will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided (1) the MISSOURI FUND properly designates such dividend (or portion thereof) as a "state income tax exempt-interest dividend" under Missouri law, and (2) the MISSOURI FUND and the shareholder meet certain recordkeeping requirements specified under Missouri law. Except as provided in the preceding paragraphs, the State of Missouri has no special exemption provisions for (1) dividends received by shareholders of a RIC or (2) capital gains realized by shareholders of a RIC upon the sale or exchange of shares of such RIC. Thus, in the case of shareholders who are subject to the Missouri income tax and who, under applicable law, are required to include capital gain, dividend and interest income in their Missouri taxable income, all dividends, except Missouri Dividends and dividends properly designated as "state income tax exempt-interest dividends" under Missouri law, paid by the MISSOURI FUND to such shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the MISSOURI FUND, will be subject to the Missouri income tax.

      Dividends paid by the Missouri Fund will not be subject to the city earnings and profits tax of St. Louis. With respect to the city earnings and profits tax of Kansas City (the "City Tax"), dividends received by (1) an individual shareholder of the MISSOURI FUND who is not engaged in a trade or business, or (2) any other shareholder of the MISSOURI Fund (a "Business Taxpayer") who holds shares of the MISSOURI FUND for investment purposes and not as part of its ordinary trade or business, will not be subject to the City Tax. With respect to dividends received by a Business Taxpayer who holds shares as part of its ordinary trade or business, each dividend (or portion thereof) paid by the MISSOURI FUND that is attributable to interest earned on Missouri

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

Obligations, or on obligations of the United States or its possessions, will not be subject to the City Tax; however, except as set forth in the following paragraph, other dividends received by such Business Taxpayer (and all gains realized by such Business Taxpayer on the redemption or sale of shares of the MISSOURI FUND) will be subject to the applicable City Tax, to the extent such Business Taxpayer is otherwise subject to such tax.

      The enabling statutes for the City Tax do not indicate whether obligations of territories (as opposed to possessions) of the United States are exempt from the City Tax. Therefore, Shook, Hardy & Bacon L.L.P. specifically refrains from expressing an opinion as to whether dividends attributable to interest earned on obligations of territories of the United States are exempt from the City Tax.

      NEW JERSEY. In the opinion of Hawkins, Delafield &Wood, New Jersey tax counsel to MULTI-STATE INSURED TAX FREE FUND, provided the NEW JERSEY FUND qualifies as a qualified investment fund under New Jersey law, shareholders of the NEW JERSEY FUND who are New Jersey residents individuals, estates and trusts will not be subject to the New Jersey Gross Income Tax on (1) distributions of the interest and capital gains made by the NEW JERSEY FUND to the extent that such distributions are with respect to New Jersey state and local bonds and (2) on gains resulting from the redemption or sale of shares of the NEW JERSEY FUND. A corporate shareholder of the NEW JERSEY FUND subject to the New Jersey
Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its corporate tax base (1) distributions of interest and capital gains made by the NEW JERSEY FUND and (2) gains resulting from the redemption or sale of shares of the NEW JERSEY FUND.

      Qualified investment funds described in N.J.S.A. 54A:6-14.1 are any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items (including receivables), and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables) and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent the instruments are authorized by section 851(b) of the Code, in obligations described in N.J.S.A. 54A:6-14.

      New Jersey state and local bonds described in N.J.S.A. 54A:6-14 are obligations (1) issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey, and (2) obligations statutorily free from state or local taxation under any New Jersey or United States laws.

      Except when acceptable investments are unavailable to the NEW JERSEY FUND, it will maintain at least 80% of the value of its investments in debt obligations which are exempt from Federal income tax and New Jersey Gross Income

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

Tax. The NEW JERSEY FUND will not invest in discount obligations other than those described in N.J.S.A. 54A:6-14.

      NEW YORK. In the opinion of Hawkins, Delafield &Wood, tax counsel to NEW YORK INSURED TAX FREE FUND, New York resident individual shareholders will not be subject to the personal income taxes imposed by New York State and by New
York City on distributions from NEW YORK INSURED TAX FREE FUND to the extent that these distributions qualify as exempt-interests dividends, as defined in section 852(b)(5) of the Code, and are attributable to interest on obligations issued by or on behalf of the State of New York or any political subdivision thereof. NEW YORK INSURED distributions are not excluded from the determination of the franchise and corporation taxes that are based on entire net income and respectively imposed by the State and City of New York.

      Distributions to New York resident individual shareholders of NEW YORK INSURED that are attributable to sources other than from obligations issued by or on behalf of the State of New York or any political subdivision thereof will generally be includable in New York personal income of such shareholder. Additionally, interest on indebtedness incurred or continued to purchase or carry shares of NEW YORK INSURED will not be deductible for New York personal income tax purposes to the extent that such interest is allocable to exempt-interest dividends paid by NEW YORK INSURED.

      NORTH CAROLINA. This opinion of Wyrick Robbins Yates & Ponton LLP, North Carolina tax counsel to MULTI-STATE INSURED TAX FREE FUND, is based on the current provisions of Chapter 105 of the North Carolina General Statutes and the North Carolina Administrative Code and the current administrative position of the North Carolina Department of Revenue (the "Revenue Department") as found in rules, bulletins and statements issued by the Revenue Department.

      Individual shareholders of the NORTH CAROLINA FUND who are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent that such distributions represent interest on (a) direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. (All such obligations giving rise to interest exempt from North Carolina taxation are collectively referred to as "North Carolina Exempt
Obligations".) Corporate shareholders of THE NORTH CAROLINA FUND that are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent of the net of (i) distributions representing interest from North Carolina Exempt Obligations, less
(ii) related expenses.

      The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the NORTH CAROLINA FUND, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina or its agencies or political subdivisions.

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

      The non-taxability of dividends paid by the NORTH CAROLINA FUND to a shareholder is conditioned upon the NORTH CAROLINA FUND'S providing a supporting statement to the shareholder verifying the amount received by the shareholder that represents distributions on North Carolina Exempt Obligations. In the absence of a supporting statement, the total amount designated by the NORTH CAROLINA FUND as exempt from tax is subject to North Carolina income tax. The NORTH CAROLINA FUND will provide to the shareholders a supporting statement that meets the Revenue Department's requirements.

      Interest earned on obligations that are merely backed or guaranteed by the United States Government do not represent direct obligations of the United States or its possessions and do not qualify for exemption from North Carolina income taxation. For instance, interest income realized on obligations of the Federal National Mortgage Association and interest paid by the issuer of mortgage-backed certificates guaranteed by the Federal government, Federal agencies or corporations formed by the Federal government is not considered income from obligations of the United States and is subject to North Carolina income taxation. Also, interest paid in connection with repurchase agreements issued by banks and savings and loan associations is subject to North Carolina income taxation.

      Interest from obligations issued under the borrowing power of Puerto Rico, the Virgin Islands, Guam, a Federal Land Bank, a Federal Home Loan Bank, a Federal Intermediate Bank, Farm Home Administration, Export-Import Bank of the United States, Tennessee Valley Authority, Banks for Cooperatives, U.S. Treasury bonds, notes, bills, certificates and savings bonds, Production Credit Association, Student Loan Marketing Association, Commodity Credit Corporation, Federal Deposit Insurance Corporation, Federal Farm Credit Bank, Federal
Financing Bank, Federal Savings and Loan Insurance Corporation, General Insurance Fund, United States Postal Service, Resolution Funding Corporation, or Financing Corporation (chartered by the Federal Housing Finance Board under 12 U.S.C. ss.1441) iS considered to be interest from direct obligations of the United States or its possessions and is tax-exempt for North Carolina income tax purposes.

      In general, a shareholder of the NORTH CAROLINA FUND who is subject to North Carolina income tax will recognize capital gains for North Carolina income tax purposes to the same extent a shareholder would for Federal income tax purposes when the NORTH CAROLINA FUND makes a capital gain distribution or a shareholder redeems or exchanges shares, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina, its political subdivisions, or their respective agencies.

      OHIO. In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to MULTI-STATE INSURED TAX FREE FUND, provided that the OHIO FUND continues to qualify as a RIC for Federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the OHIO FUND consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions (the "RIC and 50% tests"), shareholders of the OHIO FUND who

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are otherwise  subject to the Ohio  personal  income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the OHIO FUND to the extent that such distributions are properly attributable to (1) interest on and profit made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (E.G., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

      It is further the opinion of Squire, Sanders & Dempsey L.L.P. that, provided the RIC and 50% tests are satisfied, shareholders who are otherwise subject to the Ohio corporation franchise tax will not be required to include distributions with respect to shares of the OHIO FUND in their tax base for purposes of computing such tax on the net income basis to the extent that such distributions are (1) properly attributable to interest on or profits made on the sale, exchange or other disposition of Ohio Obligations, (2) exempt-interest dividends for Federal income tax purposes, or (3) properly attributable to interest on Federal and Possessions Obligations, provided, in the case of interest on Possessions Obligations, such interest is excluded from gross income for federal income tax purposes. However, shares of the OHIO FUND will be includable in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the OHIO FUND to the extent such distributions consist of interest on or profit made on the sale, exchange, or other disposition of Ohio Obligations, provided the RIC and 50% tests are satisfied.

      Except when acceptable investments are unavailable to the OHIO FUND, it will maintain at least 80% of the value of its net assets in obligations that are exempt from Federal income tax and that are exempt from Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

      OREGON. In the opinion of Weiss, Jensen, Ellis & Howard, Oregon tax counsel to MULTI-STATE INSURED TAX FREE FUND, shareholders of the OREGON FUND who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the OREGON FUND to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities; (2) such distributions are attributable to interest from obligations issued by the territories of Guam, Puerto Rico, Samoa, Virgin Islands, or their authorities, or the Commonwealth of Puerto Rico or its authority; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the OREGON FUND are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in Federal gross income will be includable as capital gains in Oregon income of a shareholder.

      Interest  on   indebtedness   incurred   (directly  or  indirectly)  by  a
shareholder of the OREGON FUND to purchase or carry shares of the OREGON FUND will not be deductible for purposes of the Oregon personal income tax.

      Shareholders of the OREGON FUND that are otherwise subject to the Oregon corporate excise tax must include in income distributions with respect to shares of the OREGON FUND.

      PENNSYLVANIA. In the opinion of Kirkpatrick & Lockhart LLP, Pennsylvania tax counsel to MULTI-STATE INSURED TAX FREE FUND, Individual shareholders of the PENNSYLVANIA FUND who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions of interest by the PENNSYLVANIA FUND that are attributable to obligations issued by Pennsylvania, public authorities, commissions, boards or agencies created by Pennsylvania, political subdivisions of Pennsylvania or public authorities created by any such political subdivision or obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States ("Exempt Obligations"). Distributions of gains on Exempt Obligations will be subject to Pennsylvania personal income taxes in the hands of shareholders who are otherwise subject to the Pennsylvania personal income tax. Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

      Shares of the PENNSYLVANIA FUND that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the PENNSYLVANIA FUNDS portfolio consists of Exempt Obligations on the annual assessment date. Non-residents of the Commonwealth of Pennsylvania are not subject to this tax. Individual shareholders who are residents of Allegheny County, the City of Pittsburgh or the School District of Pittsburgh, have no obligation to pay a personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment net income tax provided that the PENNSYLVANIA FUND reports to its investors the percentage of Exempt Obligations held by it for the year. The PENNSYLVANIA FUND will report such percentage to its shareholders.

      The Pennsylvania Department of Revenue takes the position that a RIC is a separate entity under Pennsylvania corporate net income tax law and, therefore, the characteristics of income received by such company, to the extent that such income would otherwise be includable in Pennsylvania corporate taxable income, will not flow through to a corporate shareholder. However, because the Pennsylvania corporate net income tax is based upon Federal taxable income, items excluded from Federal taxable income and not required to be added to taxable income by Pennsylvania law will also be excluded from Pennsylvania corporate taxable income. Accordingly, "exempt-interest dividends," which are not required to be so added, are also excluded from the Pennsylvania corporate taxable income. Gains on Exempt Obligations are, however, subject to the corporate net income tax in the hands of a corporate shareholder. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the PENNSYLVANIA FUND are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Pennsylvania capital stock and franchise taxes.

      Except when acceptable investments are unavailable to the PENNSYLVANIA FUND, at least 80% of the value of its net assets will be maintained in debt obligations of the Commonwealth of Pennsylvania, its localities and political subdivisions, which are exempt from Federal income tax and Pennsylvania personal income tax and personal property taxes.

      VIRGINIA. In the opinion of Sands, Anderson, Marks & Miller, a Professional Corporation, Virginia tax counsel to MULTI-STATE INSURED TAX FREE FUND, interest on exempt obligations in the VIRGINIA FUND passed through to shareholders in qualifying distributions will retain its exempt status in the hands of the shareholders. Accordingly, individual shareholders of the VIRGINIA FUND subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the VIRGINIA FUND that are exclusively (1) both tax-exempt for Federal income tax purposes and derived from interest on obligations of the Commonwealth of Virginia or any of its political subdivisions, or (2) without regard to any exemption from Federal income tax, are derived from interest in certain obligations for which a Virginia income tax exemption is independently provided, including, among others, obligations issued under the Virginia Public Finance Act, certain revenue bonds for transportation facilities, and obligations issued by the Virginia Housing Development Authority, the Virginia Education Loan Authority, and industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act. If a distribution includes both taxable and tax-exempt interest, the entire distribution is included in the gross income of the shareholder for Virginia personal income tax purposes unless the exempt portion is designated with reasonable certainty. Counsel has been advised that, in the event any such commingled distributions are made by the VIRGINIA FUND, the VIRGINIA FUND intends to provide such designation in a manner acceptable to the Virginia Department of Taxation, to shareholders of the VIRGINIA FUND.

      In general, an individual shareholder of the VIRGINIA FUND who is a Virginia resident will recognize capital gains for Virginia income tax purposes to the same extent that he or she would for Federal income tax purposes when the VIRGINIA FUND makes a capital gains distribution or the shareholder redeems or sells shares. In certain instances, however, legislation creating the entity issuing debt obligations expressly exempts profit on the sale of the obligation from Virginia income taxation.

      Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the VIRGINIA FUND will not be deductible for Virginia income tax purposes.

                             PERFORMANCE INFORMATION

      ALL FUNDS EXCEPT TAX-EXEMPT MONEY MARKET FUND

      A Fund may advertise its performance in various ways.

      Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


            T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:


            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").


      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1999 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN1,2


                          ONE YEAR          FIVE YEARS        TEN YEARS        LIFE OF FUND
                       ----------------  ----------------  ---------------  ------------------
                       CLASS A  CLASS B  CLASS A  CLASS B  CLASS A CLASS B  CLASS A3  CLASS B4
INSURED INTERMEDIATE
TAX EXEMPT              (5.76)%  (4.48)%  5.00%   N/A       N/A    N/A       3.71%   5.00%
   FUND
INSURED TAX EXEMPT      (9.62)   (8.14)   4.26    N/A      4.93%   N/A        N/A    4.40
FUND
NEW YORK INSURED        (9.69)   (8.17)   4.09    N/A      5.00    N/A        N/A    4.22
ARIZONA FUND            (8.02)   (6.49)   5.56    N/A       N/A    N/A       6.09    5.57
CALIFORNIA FUND         (8.93)   (7.52)   5.44    N/A      6.10    N/A        N/A    5.43
COLORADO FUND           (8.29)   (6.85)   5.68    N/A       N/A    N/A       5.57    5.72
CONNECTICUT FUND        (8.06)   (6.56)   5.16    N/A       N/A    N/A       5.57    5.21
FLORIDA FUND            (9.02)   (7.50)   5.28    N/A       N/A    N/A       6.03    5.40
GEORGIA FUND            (9.08)   (7.63)   5.46    N/A       N/A    N/A       5.41    5.50
MARYLAND FUND           (8.64)   (7.20)   5.29    N/A       N/A    N/A       5.87    5.38
MASSACHUSETTS FUND      (8.48)   (7.06)   4.71    N/A      5.72    N/A        N/A    4.78
MICHIGAN FUND           (8.70)   (7.21)   5.07    N/A      6.09    N/A        N/A    5.11

                                      128


MINNESOTA FUND          (7.78)   (6.36)   4.94    N/A      5.59    N/A        N/A    5.03
MISSOURI FUND           (8.11)   (6.67)   5.70    N/A       N/A    N/A       5.38    5.70
NEW JERSEY FUND         (8.19)   (6.74)   4.82    N/A      5.83    N/A        N/A    4.82
NORTH CAROLINA FUND     (8.46)   (7.06)   5.66    N/A       N/A    N/A       5.09    5.69
OHIO FUND               (7.93)   (6.49)   5.20    N/A      6.05    N/A        N/A    5.21
OREGON FUND             (8.07)   (6.74)   5.63    N/A       N/A    N/A       4.96    5.65
PENNSYLVANIA FUND       (8.32)   (6.91)   5.18    N/A       N/A    N/A       5.94    5.25
VIRGINIA FUND           (8.68)   (7.30)   5.03    N/A       N/A    N/A       5.80    5.06

-----------------------

1 All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge was 6.90%. Prior to January 29, 1989 the maximum sales charge was 7.25%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.
2 Certain expenses of the Funds have been waived from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived.
3 The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; ARIZONA FUNd -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUNd and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUnd -- May 1, 1992; MASSACHUSETTS FUNd, MICHIGAN FUNd, MINNESOTA FUNd and OHIo Fund -- January 1, 1987; NEW JERSEY FUNd -- September 13, 1988; PENNSYLVANia FUND and VIRGINIA FUND -- April 30, 1990.
4 The commencement of offering of Class B shares is January 12, 1995.


TOTAL RETURN1,2


                       ONE YEAR         FIVE YEARS       TEN YEARS         LIFE OF FUND
                    ---------------- ---------------- ----------------  ------------------
                    CLASS A  CLASS B CLASS A  CLASS B CLASS A  CLASS B  CLASS A3  CLASS B4
                    -------  ------- -------  ------- -------  -------  --------  --------
NEW YORK INSURED      (9.69)  (8.17)  22.21    N/A     62.84   N/A        N/A     22.80
ARIZONA FUND          (8.02)  (6.49)  31.07    N/A      N/A    N/A        71.92   30.92
CALIFORNIA FUND       (8.93)  (7.52)  30.32    N/A     80.80   N/A         N/A    30.09
COLORADO FUND         (8.29)  (6.85)  31.85    N/A      N/A    N/A        51.52   31.85
CONNECTICUT FUND      (8.06)  (6.56)  28.60    N/A      N/A    N/A        65.01   28.72
FLORIDA FUND          (9.02)  (7.50)  29.33    N/A      N/A    N/A        71.83   29.87
GEORGIA FUND          (9.08)  (7.63)  30.47    N/A      N/A    N/A        49.81   30.49
MARYLAND FUND         (8.64)  (7.20)  29.38    N/A      N/A    N/A        69.37   29.72
MASSACHUSETTS FUND    (8.48)  (7.06)  25.87    N/A     74.45   N/A         N/A    26.11
MICHIGAN FUND         (8.70)  (7.21)  28.07    N/A     80.57   N/A         N/A    28.13
MINNESOTA FUND        (7.78)  (6.36)  27.26    N/A     72.30   N/A         N/A    27.65
MISSOURI FUND         (8.11)  (6.67)  31.92    N/A      N/A    N/A        49.48   31.73
NEW JERSEY FUND       (8.19)  (6.74)  26.52    N/A     76.19   N/A         N/A    26.34
NORTH CAROLINA FUND   (8.46)  (7.06)  31.70    N/A      N/A    N/A        46.38   31.64
OHIO FUND             (7.93)  (6.49)  28.84    N/A     80.00   N/A         N/A    28.72
OREGON FUND           (8.07)  (6.74)  31.48    N/A      N/A    N/A        45.00   31.40
PENNSYLVANIA FUND     (8.32)  (6.91)  28.74    N/A      N/A    N/A        74.75   28.94
VIRGINIA FUND         (8.68)  (7.30)  27.80    N/A      N/A    N/A        72.62   27.80

      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1999 are set forth in the tables below.

-----------------------

1 All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge was 6.90%. Prior to January 29, 1989 the maximum sales charge was 7.25%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 Certain expenses of the funds have been waived from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived.

3 The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; ARIZONA FUNd -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUNd and MARYLAND FUND -- October 8, 1990; FLORIDA FUNd -- October 5, 1990; GEORGia Fund -- May 1, 1992; MASSACHUSETTS FUNd, MICHIGAN FUNd, MINNESOTA FUNd and OHIO FUND -- January 1, 1987; NEW JERSEY FUNd -- September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990.

4 The commencement of offering of Class B shares is January 12, 1995.


AVERAGE ANNUAL TOTAL RETURN1


                         ONE YEAR         FIVE YEARS      TEN YEARS         LIFE OF FUND
                         --------         ----------      ---------         ------------
                      CLASS A  CLASS B CLASS A CLASS B CLASS A  CLASS B  CLASS A2 CLASS B3
                      -------  ------- ------- ------- -------  -------  -------- --------
INSURED INTERMEDIATE
TAX EXEMPT              .51%   (.50)%   6.36%   N/A      N/A    N/A        4.82%   5.33%
   FUND
INSURED TAX EXEMPT     (3.63)  (4.31)   5.62    N/A      5.61   N/A         N/A    4.74
FUND
NEW YORK INSURED       (3.67)  (4.34)   5.45    N/A      5.67   N/A         N/A    4.56
ARIZONA FUND           (1.88)  (2.60)   6.93    N/A      N/A    N/A         6.83   5.89
CALIFORNIA FUND        (2.88)  (3.67)   6.81    N/A      6.79   N/A         N/A    5.76
COLORADO FUND          (2.15)  (2.96)   7.06    N/A      N/A    N/A         6.45   6.04
CONNECTICUT FUND       (1.93)  (2.67)   6.52    N/A      N/A    N/A         6.31   5.54
FLORIDA FUND           (2.93)  (3.65)   6.65    N/A      N/A    N/A         6.77   5.72
GEORGIA FUND           (3.04)  (3.78)   6.84    N/A      N/A    N/A         6.29   5.82
MARYLAND FUND          (2.54)  (3.33)   6.64    N/A      N/A    N/A         6.61   5.70
MASSACHUSETTS FUND     (2.39)  (3.19)   6.06    N/A      6.41   N/A         N/A    5.11
MICHIGAN FUND          (2.63)  (3.34)   6.43    N/A      6.77   N/A         N/A    5.44
MINNESOTA FUND         (1.65)  (2.46)   6.31    N/A      6.28   N/A         N/A    5.36
MISSOURI FUND          (2.02)  (2.78)   7.07    N/A      N/A    N/A         6.27   6.02
NEW JERSEY FUND        (2.05)  (2.85)   6.17    N/A      6.51   N/A         N/A    5.15
NORTH CAROLINA FUND    (2.35)  (3.18)   7.04    N/A      N/A    N/A         5.97   6.01
OHIO FUND              (1.77)  (2.59)   6.56    N/A      6.74   N/A         N/A    5.54
OREGON FUND            (1.95)  (2.85)   6.99    N/A      N/A    N/A         5.84   5.97
PENNSYLVANIA FUND      (2.24)  (3.03)   6.55    N/A      N/A    N/A         6.64   5.57
VIRGINIA FUND          (2.62)  (3.44)   6.39    N/A      N/A    N/A         6.51   5.39

-----------------------



1 Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; ARIZONA FUNd -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUNd and MARYLAND FUND -- October 8, 1990; FLORIDA FUNd -- October 5, 1990; GEORGIA FUnd -- May 1, 1992; MASSACHUSETTS FUNd, MICHIGAN FUNd, MINNESOTA FUNd and OHIo Fund -- January 1, 1987; NEW JERSEY FUNd -- September 13, 1988; PENNSYLVANia FUND and VIRGINIA FUND -- April 30, 1990.

3 The commencement of offering of Class B shares is January 12, 1995.

TOTAL RETURN1

                         ONE YEAR         FIVE YEARS        TEN YEARS     LIFE OF FUND
                         --------         ----------        ---------     ------------
                      CLASS A  CLASS B   CLASS A  CLASS B   CLASS A CLASS B CLASS A2 CLASS B3
                      ----------------   ----------------   --------------- -----------------
INSURED INTERMEDIATE
TAX EXEMPT              .51%   (.50)%    36.11%   N/A          N/A   N/A      33.32% 29.45%
   FUND
INSURED TAX EXEMPT     (3.63)  (4.31)    31.44    N/A        72.54   N/A       N/A    25.86
FUND
NEW YORK INSURED       (3.67)  (4.34)    30.36    N/A         N/A    N/A      73.65   24.80
ARIZONA FUND           (1.88)  (2.60)    39.80    N/A         N/A    N/A      83.32   32.92
CALIFORNIA FUND        (2.88)  (3.67)    39.03    N/A        92.84   N/A       N/A    32.09
COLORADO FUND          (2.15)  (2.96)    40.65    N/A         N/A    N/A      61.54   33.85
CONNECTICUT FUND       (1.93)  (2.67)    37.16    N/A         N/A    N/A      75.94   30.72
FLORIDA FUND           (2.93)  (3.65)    38.00    N/A         N/A    N/A      83.22   31.87
GEORGIA FUND           (3.04)  (3.78)    39.22    N/A         N/A    N/A      59.73   32.49
MARYLAND FUND          (2.54)  (3.33)    37.94    N/A         N/A    N/A      80.58   31.72
MASSACHUSETTS FUND     (2.39)  (3.19)    34.21    N/A        86.15   N/A       N/A    28.11
MICHIGAN FUND          (2.63)  (3.34)    36.56    N/A        92.58   N/A       N/A    30.13
MINNESOTA FUND         (1.65)  (2.46)    35.77    N/A        83.81   N/A       N/A    29.65
MISSOURI FUND          (2.02)  (2.78)    40.71    N/A         N/A    N/A      59.39   33.73
NEW JERSEY FUND        (2.05)  (2.85)    34.92    N/A        87.92   N/A       N/A    28.34
NORTH CAROLINA FUND    (2.35)  (3.18)    40.52    N/A         N/A    N/A      56.07   33.64
OHIO FUND              (1.77)  (2.59)    37.40    N/A        92.00   N/A       N/A    30.72
OREGON FUND            (1.95)  (2.85)    40.19    N/A         N/A    N/A      54.60   33.40
PENNSYLVANIA FUND      (2.24)  (3.03)    37.32    N/A         N/A    N/A      86.32   30.94
VIRGINIA FUND          (2.62)  (3.44)    36.33    N/A         N/A    N/A      84.07   29.80


      -----------------------

1 Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; ARIZONA FUNd -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUNd and MARYLAND FUND -- October 8, 1990; FLORIDA FUNd -- October 5, 1990; GEORGIA FUnd -- May 1, 1992; MASSACHUSETTS FUNd, MICHIGAN FUNd, MINNESOTA FUNd and OHIo Fund -- January 1, 1987; NEW JERSEY FUNd -- September 13, 1988; PENNSYLVANia FUND and VIRGINIA FUND -- April 30, 1990.

3 The commencement of offering of Class B shares is January 12, 1995.

      Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

         TAX FREE YIELD
         --------------
                                           = Taxable Equivalent Yield
      1 - Your Tax Bracket


      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and Federal tax purposes), shareholders may use the following formula:

              TAX FREE YIELD
              --------------
                                           = Taxable Equivalent Yield
    1 - [[(1-Your Federal Tax Bracket)

      x State Rate]
    + Your Federal Tax Bracket]

      The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class A shares for the thirty day period ended December 31, 1999 (assuming a Federal tax rate of 28%) was 4.08% and 5.67%, respectively. The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class B shares for the same period (assuming a Federal tax rate of 28%) was 3.62% and 5.03%, respectively. The yield and tax-equivalent yield (assuming a Federal tax rate of 28%) for INSURED INTERMEDIATE TAX EXEMPT FUND Class A shares for the thirty days ended December 31, 1999 was 4.13% and 5.74%, respectively. The yield and tax-equivalent yield for INSURED INTERMEDIATE TAX EXEMPT FUND Class B shares for the same period (assuming a Federal tax rate of 28%) was 3.40% and 4.72%, respectively. The maximum Federal tax rate during this period was 39.6%. During this period, certain expenses of INSURED INTERMEDIATE TAX EXEMPT FUND have been waived or reimbursed. Accordingly yield and tax-equivalent yield figures are higher than they would have been had such expenses not been waived or reimbursed. The yield and tax-equivalent yield of NEW YORK INSURED TAX FREE FUND and each Single State Fund for the thirty days ended December 31, 1999 (assuming a Federal tax rate of 28% as well as the maximum rate for the appropriate state) is shown below. During this period, certain expenses of these Funds have been waived or reimbursed. Accordingly, yield and tax-exempt yield figures are higher than they would have been had such expenses not been waived or reimbursed. During this period, the maximum Federal tax rate was 39.6%.

                                    YIELD              TAX-EQUIVALENT YIELD
                           ---------------------       --------------------
                           CLASS A       CLASS B       CLASS A      CLASS B
                            SHARES       SHARES        SHARES        SHARES
                            ------       ------        ------        ------
New York Insured Tax         4.15         3.72         6.19           5.55
Free Fund
Arizona Fund                 4.52         4.01         6.62           5.87
California Fund              4.23         3.71         6.48           5.68
Colorado Fund                4.56         3.89         6.67           5.69
Connecticut Fund             4.15         3.63         6.04           5.28
Florida Fund                 4.21         3.69         5.85           5.13
Georgia Fund                 4.68         4.19         6.91           6.19
Maryland Fund                4.61         4.11         6.73           6.00
Massachusetts Fund           4.37         3.86         6.45           5.70
Michigan Fund                4.29         3.75         6.23           5.45
Minnesota Fund               4.57         4.07         6.90           6.14
Missouri Fund                4.48         3.97         6.62           5.87
New Jersey Fund              4.00         3.46         5.93           5.13
North Carolina Fund          4.61         4.11         6.94           6.19
Ohio Fund                    4.12         3.59         6.14           5.35
Oregon Fund                  4.47         3.97         6.82           6.06
Pennsylvania Fund            4.21         3.69         6.02           5.27
Virginia Fund                4.30         3.78         6.34           5.57

      The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by that Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve month period ended December 31, 1999 for Class A shares of INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND calculated using the offering price was 3.73% and 4.50%, respectively. The distribution rate for the twelve month period ended December 31, 1999 for Class A shares of INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND calculated at net asset value was 3.98% and 4.80%, respectively. The distribution rate for the twelve-month period ended December 31, 1999 for Class B shares of INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND calculated using net asset value was 2.94% and 4.06%, respectively. During this period certain expenses of INSURED INTERMEDIATE TAX EXEMPT FUND were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived. The distribution rate for the Class A shares of NEW YORK INSURED TAX FREE FUND and each Single State Fund for the twelve-month period ended December 31, 1999 calculated using both offering price and net asset value is shown below. The distribution rate for each Fund's Class B shares for the twelve-month period ended December 31, 1999 calculated using net asset value is also shown below. During these periods certain expenses of MULTI-STATE INSURED TAX FREE FUND were waived or reimbursed. Accordingly, distribution rates are higher than they would have been if such expenses had not been waived or reimbursed.

                                CLASS A SHARES             CLASS B SHARES
                              DISTRIBUTION RATE          DISTRIBUTION RATE
                               CALCULATED USING             CALCULATED
                           ----------------------           ----------
                           OFFERING     NET ASSET
                             PRICE         VALUE       USING NET ASSET VALUE
                             -----         -----       ---------------------
NEW YORK INSURED              4.52         4.82                4.08
ARIZONA FUND                  4.88         5.21                4.37
CALIFORNIA FUND               4.64         4.95                4.11
COLORADO FUND                 4.88         5.20                4.33
CONNECTICUT FUND              4.65         4.96                4.09
FLORIDA FUND                  4.60         4.91                4.06
GEORGIA FUND                  4.89         5.21                4.34
MARYLAND FUND                 4.86         5.18                4.32
MASSACHUSETTS FUND            4.80         5.12                4.26
MICHIGAN FUND                 4.59         4.89                4.05
MINNESOTA FUND                4.97         5.30                4.44
MISSOURI FUND                 4.85         5.18                4.28
NEW JERSEY FUND               4.47         4.77                3.93
NORTH CAROLINA FUND           4.65         4.96                4.07
OHIO FUND                     4.76         5.08                4.20
OREGON FUND                   4.53         4.83                3.96
PENNSYLVANIA FUND             4.65         4.96                4.12
VIRGINIA FUND                 4.66         4.97                4.11

    TAX-EXEMPT MONEY MARKET FUND

        The Fund provides current yield quotations based on its daily dividends. The Fund declares dividends daily and pays dividends monthly from net investment income.

      For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

      In addition to providing current yield quotations, the Fund provides effective yield quotations for a base period return of seven days. The Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

      The following is an example, for purposes of illustration only, of the current and effective yield and tax-equivalent yield calculation for Class A and Class B shares for the seven day period ended December 31, 1999.

                                 CLASS A        CLASS B
                                 SHARES          SHARES
                                 ------          ------

Dividends per share from net   $0.000686636     $0.000572962
investment income (seven
calendar days ended December
31, 1999) (Base Period)
Annualized (365 day basis)*    $0.035803135     $0.029875874
Average net asset value per    $1.00            $1.00
share of the seven calendar
days ended December 31, 1999
Annualized historical yield    3.58%            2.99%
per share for the seven
calendar days ended December
31, 1999
Effective Yield**              3.64%            3.03%
Tax Equivalent Yield***        5.06%            4.21%
Weighted average life to
maturity of the portfolio on
December 31, 1999 as 53 days
for TAX-EXEMPT MONEY MARKET
FUND
------------

* This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1999.
** Effective Yield = [(Base Period Return+1)365/7] - 1
*** Tax Equivalent Yield = (Effective Yield/(1-Tax Rate). For the purpose of this illustration, the tax rate was assumed to be 28%. The maximum Federal tax rate during this period was 39.6%.

       ALL FUNDS

      A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

      From time to time, in reports and promotional literature, a Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

      Lipper Analytical Services, Inc. ("Lipper") is a widely recognized independent service that monitors and ranks the performance of investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

      INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND AND TAX-EXEMPT MONEY MARKET FUND were incorporated in the state of Maryland on September 28, 1976, July 5, 1983 and March 11, 1983, respectively. INSURED TAX EXEMPT FUND's authorized capital stock consists of 500 million shares of common stock, all of one series, with a par value per share of $0.01. NEW YORK INSURED TAX FREE FUND's authorized capital stock consists of one billion shares of common stock, all of one series, with a par value per share of $0.01. TAX-EXEMPT MONEY MARKET FUND'S authorized capital stock consists of 5 billion shares of common stock, all of one series, with a par value per share of $0.01. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      SERIES FUND and MULTI-STATE INSURED TAX FREE FUND were organized as Massachusetts business trusts on September 23, 1988 and October 30, 1985, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as its Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series and the shares of beneficial interest of MULTI-STATE INSURED TAX FREE FUND are divided into seventeen separate and distinct series, each having two classes, designated Class A shares and Class B shares. Neither Fund holds annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.

      TRANSFER AGENT.. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      5% SHAREHOLDERS. As of March 31, 2000, the following owned of record or beneficially 5% or more of the outstanding Class A shares of each of the Funds listed below:

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

ARIZONA                          7.7        Smith Barney Inc.
                                            George Washington Rm 1718
                                            23 Lexington Avenue
                                            New York, NY 10010

                                 9.0        DB Alex Brown LLC
                                            George Washington Rm 1718
                                            23 Lexington Avenue
                                            New York, NY 10010

CALIFORNIA                       9.4        Smith Barney Inc.
                                            c/o Can Beranek
                                            Box 757
                                            New Ulm, MN 56073

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

COLORADO                         5.2        Hanson A. Baden
                                            Irene G. Baden
                                            Village at Skyline
                                            2335 Patriot Heights #2311
                                            Colorado Springs, CO 80904

CONNECTICUT                      7.1        Ludvig Upenieks
                                            20 Green Hills Drive
                                            Bolton, CT 06043-7805
                                 5.2        BNY Clearing Services LLC
                                            f/b/o Carol Sue Yoder
                                            111 East Kilbourn Avenue
                                            Milwaukee, WI  53202

GEORGIA                         18.9        Henry L. Fuqua
                                            1101 Parrotts Cove Road
                                            Greensboro, GA 30642

MARYLAND                         5.2        Dallas E. Polek
                                            539 Wyngate Road "Timonium"
                                            Timonium, MD 21093
                                11.6        Legg Mason Wood Walker Inc.
                                            PO Box 1476
                                            Baltimore, MD 21202

MICHIGAN                         5.5        Prudential Securities Inc. FBO
                                            Margaret E. Diponio, Trustee
                                            Margaret E. Dipono Lvg Trust
                                            Livonia, MI 48154-5461

MINNESOTA                        7.5        Donald J. Kiel
                                            c/o Can Beranek
                                            Box 757
                                            New Ulm, MN 56073

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

MISSOURI                        23.2        Salomon Smith Barney Inc.
                                            333 West 34th Street - 3rd Floor
                                            New York, NY 10001
                                 6.0        BT Alex Brown Incorporated
                                            333 West 34th Street - 3rd Floor
                                            New York, NY 10001

NORTH CAROLINA                   8.5        J.C. Bradford & Co., Cust FBO
                                            333 West 34th Street - 3rd Floor
                                            New York, NY 10001

PENNSYLVANIA                    14.7        First Clearing Corporation
                                            George Washington Rm 1718
                                            23 Lexington Avenue
                                            New York, NY 10010

      As of March 31, 2000, the following owned of record or beneficially 5% or more of the outstanding Class B shares of each of the Funds listed below:


FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

FIRST INVESTORS INSURED         16.1       Maureen Barron
INTERMEDIATE TAX EXEMPT                    Earl Barron
                                           1938 Louisquisset Pike
                                           Lincoln, RI 02865

                                 8.2       Marjorie Kelvin
                                           700 Smith St. Apt# 241
                                           Providence RI 02908-3599

                                 8.0       Harrison W. Snyder
                                           Road 4 Box 313
                                           Huntingdon, PA 16652

                                 8.6       Lois Marie Roesner, Trustee
                                           Lois Marie Roesner Trust
                                           33 S. Roberts Road
                                           Palatine, IL 60067

                                 7.8       Melvin R. Grote
                                           Klara M. Grote
                                           PO Box 12
                                           Harrison, NE 69346

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                 5.1       Douglas E. Bowles
                                           Linda L. Bowles
                                           2822 Stafford
                                           Wichita, KS 67211

ARIZONA                         17.4       Sebastian B. Bosco
                                           Rita C. Bosco
                                           4374 East Walnut Road
                                           Higley, AZ 85236

                                11.7       Steven W. Winter
                                           3741 E. Leland Street
                                           Mesa, AZ 85215

                                18.4       Calvin D. Hodgeson
                                           Janet A. Hodgeson Co-Trustees
                                           Hodgeson Revocable Living Trust
                                           7125 E. Luana Place
                                           Tucson, AZ 85710

                                 7.8       Pauline Pisano
                                           Antonio Pisano
                                           6994 Montee Lindo
                                           Glendale, AZ 85310

                                 8.6       Southwest Securities Inc. FBO
                                           Stella M. Janovak Revocable Trust
                                           PO Box 509002
                                           Dallas, TX 75250

CALIFORNIA                      18.2       Verne L. Miller
                                           Doris E. Miller
                                           5881 S. Crawford
                                           Reedley, CA 93654

                                 9.2       Salomon Smith Barney Inc.
                                           333 West 34th Street, 3rd Floor
                                           New York, NY 10001

                                 5.3       Southwest Securities Inc., FBO
                                           Harry E. Boyd
                                           PO Box 509002
                                           Dallas, TX 75250

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

COLORADO                         5.9       J. Albert Torribio
                                           PO Box 3181
                                           Greeley, CO 80634

                                 5.9       Elinor Ann Travis
                                           1040 Joliet
                                           Aurora, CO 80010

                                16.3       R2H, LLP
                                           3131 E. Alameda Avenue, #602
                                           Denver, CO 80209

CONNECTICUT                      5.1       Sarah B. Tyson
                                           174 Towne House Road
                                           Hamden, CT 06514

                                 8.5       Gustave W. Peschell, Trustee
                                           Peschell Family Trust
                                           85 Fairchild Road
                                           Stratford, CT 06497

                                 6.0       Fred Savage, Trustee
                                           Einar Albin Lundberg Revocable Trust
                                           39 Lynne Terrace
                                           Shelton, CT 06484

                                10.9       First Union National Bank
                                           FBO/Helen C. Loughnan
                                           Attn: Phyllis A. Williams
                                           1525 West Harris Boulevard
                                           Charlotte, NC 28262-1151

FLORIDA                          7.0       Constance H. Brown Trustee
                                           Constance H. Brown Rev Liv Trust
                                           4527 Sanderling Circle West
                                           Boynton Beach, FL 33436

                                 7.2       Lamaris S. Hill,Trustee
                                           Lamaris S. Hill Family Trust
                                           1946 Palo Alto Avenue
                                           Lady Lake, FL 32159

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                 6.5       Geraldine O. Jordan
                                           7401 SW 9th Street
                                           Plantation, FL 33317

                                21.8       Julia F. Meyers
                                           7930 Ascot Place
                                           Vero Beach, FL 32966-5117

                                 6.2       First Clearing Corporation
                                           Margie B. McAfee
                                           PO Box 150759
                                           Altamonte Springs, FL 32715

GEORGIA                          9.8       Allen Vegotsky
                                           Dorothy R. Vegotsky
                                           2215 Greencrest Drive
                                           Atlanta, GA 30345

                                12.0       Peter Duffy
                                           2778 Cumberland Boulevard #576
                                           Smyrna, GA 30080

                                 6.8       Geraldyne P. Miller
                                           3357 Collier Ct. NW
                                           Atlanta, GA 30331

                                12.8       Betty S. Cabaniss
                                           1001 Clifton Road NE
                                           Atlanta, GA 30307-1227

                                 9.7       Carol A. Blackwell
                                           2136 Bayford Court, SW
                                           Marietta, GA 30064

                                 9.8       Emma G. Burroughs
                                           3631 Nassau Drive
                                           Augusta, GA 30909

                                17.9       George V. Blake
                                           Agatha A. Blake
                                           2697 Rolling View Drive
                                           Smyrna, GA 30080-2625

MARYLAND                         6.3       John J. Banon
                                           Elizabeth M. Bannon
                                           17833 Cliffbourne Lane
                                           Derwood, MD 20855

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                 6.4       June A. Reed
                                           21 Heron Isle Court
                                           Berlin, MD 21811


                                 6.7       Rita D. McCarthy, Trustee
                                           McCarthy Family Trust (B)
                                           507 Coover Road
                                           Annapolis, MD 21401

                                 5.0       Joseph A. Aquilla, Trustee
                                           Mary Louise Aquilla
                                           Irrevocable Trust
                                           10816 Sherwood Hill Road
                                           Owings Mills, MD 21117-5846

MASSACHUSETTS                    9.3       Aurora Graca
                                           141 Queen Drive
                                           West Wareham, MA 02576

                                15.8       Paul A. D'Oliveira
                                           2540 Pawtucket Avenue
                                           East Providence, RI 02915

                                 5.2       John Bannish
                                           431 Hillside Road
                                           Southwick, MA 01077

                                 6.2       John Mahaney
                                           Alice Mahaney
                                           91 Bridge Street
                                           Fairhaven, MA 02719

MICHIGAN                         7.9       Robert Bukowski & Dorothy Bukowski
                                           Mary Bukowski & Michael Bukowski,
                                           Trustees
                                           The Bukowski Trust
                                           19139 Greenwald
                                           Southfield, MI 48075

                                 8.5       George Shamie, Trustee
                                           George Shamie Trust
                                           640 Hampton Road
                                           Grosse Pointe, MI 48236

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                 8.6       Albert E. Niemann
                                           Beverly L. Niemann
                                           15212 Huron River Drive
                                           Romulus, MI 48174-3623

                                 8.3       Thomas W. Stone
                                           Paul T. Stone
                                           2808 N. Chipman Street
                                           Owosso, MI 48867

                                 6.6       Mary Lanza
                                           Frances Goers
                                           Norma J. Goers
                                           54500 Grand River
                                           New Hudson, MI 48165

                                 5.6       Blanche Paula Ebenhoeh
                                           111 Windwood PTE
                                           St. Clair Shores, MI 48080

                                 5.6       Robert Hall
                                           Janet Hall
                                           8244 Brandywine
                                           Ypsilanti, MI 48197

MINNESOTA                       11.1       Debra M. Curran C/F
                                           Joseph D. Curran
                                           622 Maple Park Drive
                                           Mendota Heights, MN  55118

                                 5.2       Robert R. Lehrke
                                           Sally A Lehrke
                                           2665 40th Street
                                           Burtrum, MN 56318

                                11.1       Debra M. Curran C/F
                                           Benjamin T. Curran
                                           622 Maple Park Drive
                                           Mendota Heights, MN  55118

                                12.2       Debra M. Curran
                                           622 Maple Park Drive
                                           Mendota Heights, MN  55118

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

MISSOURI                         5.3       Ray A. Powell/Lula M. Powell,
                                           Trustees
                                           Ray A. Powell/Lula M. Powell Trust
                                           3315 Gillham Road
                                           Kansas City, MO 64109

                                 6.5       Virginia B. Wall
                                           Virginia B. Wall Trust Agreement
                                           1707 Jackson Street
                                           Chillicothe, MO 64601

NEW JERSEY                       6.9       Merrill William Yeager
                                           1411 Thomas Street
                                           Point Pleasant, NJ 08742-3959

                                 6.7       John J. Gabriel
                                           Verna E. Gabriel
                                           1 MacArthur Boulevard s601
                                           Westmont, NJ 08108-3647

                                 7.4       Diane Longo
                                           225 Daniel Street
                                           Hackensack, NJ 07601

                                 7.4       Linda Longo
                                           225 Daniel Street
                                           Hackensack, NJ 07601

                                 7.1       Frederick Ecker & Claire L. Ecker
                                           10 West 24th Street
                                           Barnegat Light, NJ 08006-9999

                                 5.2       Florence Barrett
                                           203 Ryans Run West
                                           55 E. Kings Highway
                                           Maple Shade, NJ 08052

NEW YORK                        10.5       Rosalie Lamet
                                           845 West End Avenue, Apt. 6C
                                           New York, NY 10025-4918

                                 6.4       Edwin A. Young
                                           21 Sproat Street
                                           Middletown, NY 10940

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

NORTH CAROLINA                   6.2       Irma Eisenbud
                                           340 Carolina Meadows Villa
                                           Chapel Hill, NC 27514-9130

                                13.2       Martha Sachs
                                           48 North Rugby Road
                                           Hendersonville, NC 28791

                                10.2       Pauline T. Ellis, Trustee
                                           Pauline T. Ellis Trust
                                           113 Column Circle
                                           Shelby, NC 28150

                                 8.8       Armonia H. Taylor-Wright
                                           1131 Apt. O. Wisperwood Court
                                           Greensboro, NC 27407

                                10.8       Audie G. Buckner & Iris B. Shuke
                                           159 Pine Forest Drive
                                           Siler City, NC 27344-9614

                                12.2       Francis J. Sincox
                                           4500 Binwhe Lane
                                           Gastonia, NC 28052

OHIO                            10.7       Johnny R. Thomas C/F
                                           Kerri Jo Thomas
                                           36363 Harper Road
                                           Malaga, OH 43757

                                21.5       Joseph A. Plata, Trustee
                                           Plata Family Trust
                                           4323 Bruening Drive
                                           Parma, OH 44134

                                 7.5       Daniel Nesselroad
                                           1247 County Road 41
                                           Richmond, OH 43944

                                22.3       Johnny R. Thomas C/F
                                           Adrienne Thomas
                                           36363 Harper Road
                                           Malaga, OH 43757

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                 6.7       Leroy W. Gagle
                                           Suzanne Gagle
                                           353 Southwood Drive
                                           Perrysburg, OH 43551

                                 7.4       Smith Barney Inc.
                                           388 Greenwich Street
                                           New York, NY 10013

                                 8.3       First Union Securities, Inc.
                                           111 East Kilbourn Avenue
                                           Milwaukee, WI 53202

OREGON                           6.0       Donald L. Phillips Sr.
                                           Karen A. Phillips
                                           18729 S. Lyons
                                           Oregon City, OR 97045-9623

                                 9.6       Larry S. Penkava
                                           Dorothy E. Penkava
                                           2896 Twin Oak Place NW
                                           Salem, OR 97304

                                10.6       Ned W. Wagner/Shirley J. Wagner,
                                           Trustee
                                           Wagner Living Trust
                                           13825 SW 22nd Street
                                           Beaverton, OR 97008

                                11.5       John E. Laney
                                           Helen M. Laney
                                           14315 SW Stallion Drive
                                           Beaverton, OR 97008

                                 5.0       Karleen H. Itschner, Trustee
                                           Kirkpatrick Family Trust
                                           19488 S. Red House Road
                                           Molalla, OR 97038

                                 8.1       James M. Hogan
                                           36345 Bartoldus Loop
                                           Astoria, OR 97103

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

PENNSYLVANIA                     5.8       Ruth R. Patterson
                                           502 East Roumfort Road
                                           Philadelphia, PA 19119-1034

                                 5.3       Harrison W. Snyder
                                           Rd 4 Box 313
                                           Huntingdon, PA 16652

                                 6.2       Peter   Hesbacher  1933  Highway  35,
                                           Suite 235 Wall, NJ 07719

VIRGINIA                         5.4       Jose Domingos Vieira
                                           37451 Sailors Court
                                           Greenbackville, VA 23356

                                 5.4       Helen H. Biggs
                                           4410 Alta Vista Drive
                                           Fairfax, VA 22030-5382

                                 9.7       John W. Bunting III, Trustee
                                           The John W. Bunting III Revocable
                                           Trust
                                           328 Bunting Point Road
                                           Yorktown, VA 23693

                                 6.4       Lula C. Olds
                                           220 Kirkwood Drive
                                           Danville, VA 24541

                                 5.0       Rebecca A. Biron
                                           108 Cardinal Acres Drive
                                           Williamsburg, VA 23185

                                19.7       Una H. Harris
                                           PO Box 871
                                           910 West High Street
                                           South Hill, VA 23970


      25% SHAREHOLDERS. As of March 31, 2000 the following owned of record or beneficially 25% or more of the outstanding Class A shares of each of the Funds listed below:

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

        GEORGIA                 29.3       Edward G. Johnson
                                           Patricia A. Johnson
                                           1510 Braiden Road
                                           Dalton, GA 30720

      As of March 31, 2000 the following owned of record or beneficiary 25% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                        % OF SHARES   SHAREHOLDER

FIRST INVESTORS TAX EXEMPT      96.0      Eola Crumley
MONEY MARKET FUND, INC.                   Robert O. Crumley
                                          10503 Kirkdale
                                          Houston, TX 77089

CALIFORNIA                      45.8      Virginia F. Fry, Trustee
                                          FBO The Virginia F. Fry Trust
                                          45800 East 10th Street, Space 1
                                          Lancaster, CA 93535

COLORADO                        25.6      Marion Fischel
                                          6690B E. Bayaud Avenue
                                          Denver, CO 80224

                                40.7      Elden E. Coombs
                                          9577 S. Deer Creek Canyon Road
                                          Littleton, CO 80127

MINNESOTA                       56.4      Myrtle Eveland
                                          316 Polk Street #2
                                          Anoka, MN 55303

MISSOURI                        70.5      Salomon Smith Barney, Inc.
                                          333 West 34th Street, 3rd Floor
                                          New York, NY 10001

PENNSYLVANIA                    33.9      John J. Madden
                                          Barbara A. Madden
                                          94 Spangenburg Avenue
                                          East Stroudsburg, PA 18301



      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, each Fund, the Adviser, and the Underwriter have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Funds to invest in securities, including securities that may be owned by the Funds, subject to certain restrictions.

      SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of Series Fund and Multi-State Insured Tax Free Fund, both of which are Massachusetts business trusts, may, under certain circumstances, be held personally liable for the obligations of the Funds. The Declarations of Trust of each Fund, however, contain express disclaimers of shareholder liability for acts or obligations of the Funds and require that notice of such disclaimers be given in each agreement, obligation, or instrument entered into or executed by either of the Funds or its Trustees. The Declarations of Trust provides for indemnification out of the property of each Fund of any shareholder held personally liable for the obligations of the Fund. The Declarations of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which either Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declarations of Trust further provides that Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Each Fund may have an obligation to indemnify its Trustees and officers with respect to litigation.

                                         APPENDIX A
                           DESCRIPTION OF MUNICIPAL BOND RATINGS

STANDARD & POOR'S
-----------------

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      AAA Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                           DESCRIPTION OF MUNICIPAL NOTE RATINGS


STANDARD & POOR'S
-----------------

      S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

      MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S
-----------------

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX D

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138



                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                                    FINANCIAL STATEMENTS

                                  AS OF DECEMBER 31, 1999


First Investors Insured Tax Exempt Fund, Inc. (2-57473) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1999 electronically filed with the Commission on February 28, 2000 (Accession Number:
0000928816-00-000103).

First Investors Series Fund (33-25623) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1999 electronically filed
with   the    Commission    on   February    28,   2000    (Accession    Number:
0000928816-00-000103).

First Investors New York Insured Tax Free Fund, Inc. (2-86489) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1999 electronically filed with the Commission on February 28, 2000 (Accession Number:
0000928816-00-000103).

First Investors Multi-State Insured Tax Free Fund (33-4077) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1999 electronically filed with the Commission on February 28, 2000 (Accession Number:
0000928816-00-000103).

First Investors Tax-Exempt Money Market Fund, Inc. (2-82572) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1999 electronically filed with the Securities and Exchange Commission on February 28, 2000 (Accession Number:
0000928816-00-000103).

A Guide to Your
First Investors
Mutual Fund Account

as of January 11, 2000




INTRODUCTION
Investing in mutual funds doesn't have to be complicated. Your registered representative is available to answer your questions and help you process your transactions. First Investors offers personalized service and a wide variety of mutual funds. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. Please note that there are special rules for money market funds.

Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.



                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000
                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026
TABLE OF CONTENTS
HOW TO BUY SHARES
To Open  an  Account................1
To Open a Retirement Account........2
Minimum Initial Investment..........2
Additional Investments..............2
Acceptable Forms of Payment.........2
Share Classes.......................2
Share Class Specification...........3
Class A Shares......................3
Class B Shares......................5
How to Pay..........................6
HOW TO SELL SHARES
Written Redemptions.................9

Telephone Redemptions...............9
Electronic Funds Transfer...........9
Systematic Withdrawal Plans.........10
Expedited Wire Redemptions..........10

HOW TO EXCHANGE SHARES
Exchange Methods....................11
Exchange Conditions.................12
Exchanging Funds with
Automatic Investments or
Systematic Withdrawals..............12

WHEN AND HOW
FUND SHARES ARE PRICED..............13

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS ARE
PROCESSED AND PRICED.................13
SPECIAL RULES FOR MONEY
MARKET FUNDS ........................14

RIGHT TO REJECT PURCHASE
OR EXCHANGE ORDERS...................15

SIGNATURE GUARANTEE
POLICY  .............................15

TELEPHONE SERVICES
Telephone Exchanges
and Redemptions......................16
Shareholder Services.................17

OTHER SERVICES.......................18

ACCOUNT STATEMENTS
Transaction Confirmation Statements..20
Master Account Statements 20
Annual and Semi-Annual Reports.......20

DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions..........21
Buying a Dividend....................21

TAX FORMS  ..........................22
THE OUTLOOK..........................22

HOW TO BUY SHARES
First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1
(800) 423-4026 or visit us on-line at www.firstinvestors.com for more information.

TO  OPEN  AN  ACCOUNT
Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). Some types of accounts require additional paperwork.* After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative.





NON-RETIREMENT
ACCOUNTS

We offer a variety of different "non-retirement" accounts, which is the term we use to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS. These accounts may be opened by any adult individual. Telephone privileges are automatically available, unless they are declined.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.

GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.

TRUSTS. A trust account may be opened only if you have a valid written trust document.

TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners.

* ADDITIONAL PAPERWORK REQUIRED FOR CERTAIN ACCOUNTS.




TYPE OF ACCOUNT      ADDITIONAL DOCUMENTS REQUIRED

Corporations   First Investors Certificate of Authority
Partnership
& Trusts

Transfer On Death    First Investors TOD Registration Request Form
(TOD)

Estates        Original or Certified Copy of Death Certificate
               Certified Copy of Letters Testamentary/Administration
               First Investors Executor's Certification & Indemnification Form

Conservatorships     Certified copy of court document appointing Conservator/
& Guardianships      Guardian

RETIREMENT  ACCOUNTS
We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAS for employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(B)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

 401(K) plans for employers.

MONEY PURCHASE PENSION
& PROFIT SHARING plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA. (First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)

For more information about these plans call your registered representative or our Shareholder Services Department at
1 (800) 423-4026.

MINIMUM INITIAL
INVESTMENT
Your initial investment in a non-retirement fund account may be as little as $1,000. The minimum is waived if you use one of our Automatic Investment Programs (see How to Pay) or if you open a Fund account through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion.


ADDITIONAL INVESTMENTS
Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.
Mail checks to:
FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

ACCEPTABLE FORMS OF PAYMENT The following forms of payment are acceptable:

-checks made payable to First Investors Corporation.

-Money Line and Automatic Payroll Investment electronic funds transfers.

-Federal Funds wire transfers.

For your protection, never give your registered representative cash or a check made payable to your registered representative.

We DO NOT accept:

-Third party checks.
-Traveler's checks.
-Checks drawn on non-US banks.
-Money orders.
-Cash.

SHARE  CLASSES
All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.



Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

SHARE CLASS             SPECIFICATION
It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

CLASS  A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

    CLASS  A  SALES  CHARGES

                            AS A % OF          AS A % OF YOUR
    YOUR INVESTMENT       OFFERING PRICE        INVESTMENT
    up to  $24,999             6.25%              6.67%
    $25,000 - $49,999          5.75%              6.10%
    $50,000 - $99,999          5.50%              5.82%
    $100,000 - $249,999        4.50%              4.71%
    $250,000 - $499,999        3.50%              3.63%
    $500,000 - $999,999        2.50%              2.56%
    $1,000,000 or more            0%*                0%*

* If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.
SALES CHARGE WAIVERS
& REDUCTIONS ON CLASS A SHARES:

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE: 1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates or by his/her spouse, child (under age 21) or child under UTMA/UGMA provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.



3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contracts or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.

9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:
1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

+ CUMULATIVE PURCHASE PRIVILEGE
The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

 -Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

 -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

+ LETTER OF INTENT
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account or through cross reinvestment of dividends from another Class B share account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than an initial sales charge.



                              CLASS B SALES CHARGES

            THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:





      YEAR 1    2    3    4    5    6     7+

      CDSC 4%   4%   3%   3%   2%   1%    0%



If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC.

Second-Class B shares held more than six years which are not subject to a CDSC.

Third-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON
CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions due to the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner. Redemptions following the death or disability of one joint owner of a joint account are not deemed to be as the result of death or disability.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

HOW  TO  PAY
You can invest using one or more of the following options:

+ CHECK:
You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

AUTOMATIC INVESTMENTS:
We offer several automatic investment
programs to simplify investing.

+ MONEY LINE:
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.



Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually.

The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY:
1: Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and date of the investment.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.
HOW TO CHANGE:
Provided you have telephone privileges, you may call Shareholder Services at 1
(800) 423-4026 to:

-Increase the payment up to $999.99 provided bank and fund account registrations are the same.

-Decrease the payment.

-Discontinue the service.

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

You must send a signature guaranteed written request to Administrative Data Management Corp. to:

-Increase the payment to $1,000 or more.



-Change bank information (a new Money Line Application and voided check or account statement is required).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $25,000 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

+ AUTOMATIC  PAYROLL
  INVESTMENT:
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY:
1: Complete an API Application. If you are receiving a government payment and wish to participate in the API Program you must also complete the government's Direct Deposit Sign-up Form. Call Shareholder Services at 1 (800) 423-4026 for more information.

2: Complete an API Authorization Form.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

+ WIRE  TRANSFERS:
You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors account. Federal Fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt, as long as we have been notified properly.



Shares will be purchased on the day we receive your wire transfer provided that we have received adequate instructions and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026). Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the fund account number to receive same day credit. There are special rules for money market fund accounts.

To wire Federal Funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to:
FIRST FINANCIAL SAVINGS BANK, S.L.A.
ABA # 221272604
ACCOUNT # 0306142
YOUR NAME
YOUR FIRST INVESTORS FUND ACCOUNT #

(First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)


+ DISTRIBUTION
  CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW  fund account.

-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

+ SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS: You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account in the same class of shares. -Payments are invested without a sales charge. -A signature guarantee is required if the ownership on both accounts is not identical.
-Both accounts must be in the same class of shares. -You must invest at least $600 a year if into a new fund account. -You can invest on a monthly, quarterly, semi-annual, or annual basis. Redemptions are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

HOW TO SELL SHARES
You can sell your shares on any day the New York Stock Exchange ("NYSE") is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-First Investors Life Insurance Company checks.
-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at
1 (800) 423-4026 for more information.



WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request in good order must include:

1:  The name of the fund;

2:  Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see Signature Guarantee Policy).

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information.


TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem non-retirement shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);
-You do not hold share certificates (issued shares);
-The redemption check is made payable to the registered owner(s) or pre-designated bank;
-The redemption check is mailed to your address of record or predesignated bank account;
-Your address of record has not changed within the past 60 days;
-The redemption amount is $50,000 or less; AND
-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed
 $100,000. Telephone redemption orders received between 4:00-5:00p.m. will be processed on the following business day.
ELECTRONIC FUNDS        TRANSFER
The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application. You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;

3:  Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.



SYSTEMATIC                 WITHDRAWAL PLANS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.

If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at
1 (800) 423-4026.

EXPEDITED  WIRE
REDEMPTIONS
(MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a day the NYSE is open for trading. These days are referred to as "Trading Days" in this manual. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, or received on a day that the Federal Reserve system is closed will be processed on the following business day.

-Each wire under $5,000 is subject to a $15 fee.

-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.

-Wires must be directed to your pre-designated bank account.



HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange of non-retirement fund shares is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

EXCHANGE METHODS

METHOD             STEPS TO FOLLOW

Through Your
Registered Representative Call your registered representative.

By Phone         Call Special Services from 9:00 a.m. to 5:00 p.m., ET
1(800) 342-6221 Orders received after the close of the NYSE, usually 4:00 p.m., ET, are processed the following business day.

                 1. You must have telephone privileges.
                     (see Telephone Transactions.)

                 2. Certificate shares cannot be exchanged by phone.

                 3. For trusts, estates, attorneys-in-fact, corporations,
                    partnerships, and other entities, additional documents

                    are required and must be on file.

By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE,         NJ 07095-1198 1. Send us written instructions signed by all account owners exactly as the account is registered.

                 2. Include the name and account number of your fund.

                 3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

                 4.   Specify the existing account number or the name of the

                      new Fund you want to exchange into.

                 5. Include any outstanding share certificates for shares you want to exchange.  A signature guarantee is required.

                 6. For trusts, estates, attorneys-in-fact, corporations,
                          partnerships, and other entities, additional
                                   documents are required.  Call Shareholder
                                   Services at 1(800) 423-4026.




EXCHANGE CONDITIONS
1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Partial exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: Amounts exchanged from a non-money market fund to a money market fund may be exchanged back along with the dividends earned on that amount at net asset value. Dividends earned from money market fund shares will be subject to a sales charge.

7: If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Dividends earned on money market shares that were purchased by an exchange from a fund with a sales charge, may be exchanged back at net asset value. Your request must be in writing and include a statement acknowledging that a sales charge will be paid.

8: If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed but the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

EXCHANGING FUNDS  WITH  AUTOMATIC INVESTMENTS  OR  SYSTEMATIC  WITHDRAWALS

Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:



                      EXCHANGE           EXCHANGE          EXCHANGE A
                      ALL SHARES TO      ALL SHARES TO     PORTION OF
                      ONE FUND           MULTIPLE          SHARES TO ONE OR
                      FUNDS              MULTIPLE
                                         FUNDS

MONEY LINE            ML moves to        ML stays with     ML stays with
(ML)                  Receiving Fund     Original Fund     Original Fund


AUTOMATIC PAYROLL      API moves to      API Stays with    API stays with
 INVESTMENT (API)      Receiving Fund    Original Fund     Original Fund


SYSTEMATIC             SWP moves to      SWP               SWP stays
WITHDRAWALS            Receiving Fund    Canceled          with Original Fund
(SWP)

WHEN AND HOW  FUND SHARES ARE PRICED
Each FI Fund prices its shares each day that the NYSE is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.

Fund prices are on our website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS
ARE PROCESSED AND PRICED
The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions. Special rules also apply for emergency conditions. These are described in the Statement of Additional Information.

+ PURCHASES:
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application.

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

+ REDEMPTIONS:
As described previously in "How To Sell Shares," certain redemption orders may only be made by written instructions or application. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative.

Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in good order in our Woodbridge, NJ office prior to 4:00 p.m., ET.

If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

+ EXCHANGES:
Unless you have declined telephone privileges, you or your representative may exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

+ ORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES: All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

+ ORDERS PLACED  VIA      DEALERS:
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS
Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase prior to 12:00 p.m., ET and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) the funds for the purchase will be deemed to have been received on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to:

CASH MANAGEMENT FUND

BANK OF NEW YORK

ABA #021000018
FI CASH MGMT. ACCOUNT 8900005696

FOR FURTHER CREDIT TO:  YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

TAX-EXEMPT MONEY MARKET FUND

BANK OF NEW YORK

ABA #021000018
FI TAX EXEMPT ACCOUNT 8900023198

FOR FURTHER CREDIT TO: YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, but before the close of regular trading on the NYSE, will be processed the following Trading Day.

There is no sales charge on Class A share money market fund purchases. However, anytime you make a redemption from a Class A share money market account and subsequently invest the proceeds in another eligible Class A share fund, the purchase will incur a sales charge unless one has already been paid.

RIGHT TO REJECT
PURCHASE OR
EXCHANGE ORDERS
A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE
GUARANTEE POLICY
A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable.

+ SIGNATURE GUARANTEES
  ARE REQUIRED:
1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions when the address of record has changed within 60 days of the request.

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

TELEPHONE
SERVICES
TELEPHONE EXCHANGES AND REDEMPTIONS
1 (800) 342-6221
You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions.

+ SECURITY MEASURES:
For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3: A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

+ ELIGIBILITY:
NON-RETIREMENT ACCOUNTS:
You can exchange or redeem shares of any non-retirement account by phone. Shares must be uncertificated and owned for 15 days for telephone redemption. See "How To Sell Shares" for additional information.

Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT ACCOUNTS:
You can exchange shares of any eligible FI fund of any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan

Application is on file with the fund. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.



During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.




SHAREHOLDER SERVICES
1 (800) 423-4026

PROVIDED YOU HAVE NOT DECLINED TELEPHONE PRIVILEGES, CALL US TO UPDATE OR
CORRECT:
-Your address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

-Your birth date (important for retirement distributions).

-Your distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

-The amount of your Money Line up to $999.99 per payment provided bank and fund account registrations are the same.

-The allocation of your Money Line or Automatic Payroll Investment  payment.

-The amount of your Systematic Withdrawal payment on non-retirement accounts.

TO REQUEST:
-A history of your account (the fee can be debited from your non-retirement account).

-A share certificate to be mailed to your address of record (non-retirement accounts only).

-Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

-Money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

-A stop payment on a dividend, redemption or money market draft check.

-Reactivation of your Money Line (provided an application and voided check is on file).

-Suspension (up to six months) or cancellation of Money Line.

-A duplicate copy of a statement or tax form.

-Cancellation of cross-reinvestment of dividends.





OTHER SERVICES
+ REINSTATEMENT PRIVILEGE:

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

The reinstatement privilege does not apply to automated purchases, automated redemptions, or reinstatements in Class B shares of less than $1,000.

Please notify us if you qualify for this privilege. For more information, call Shareholder Services at 1 (800) 423-4026.

+ CERTIFICATE SHARES:
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

+ MONEY MARKET FUND DRAFT CHECKS:
Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.



FEE  TABLE:
Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC,
Attn: Correspondence Dept., 581 Main Street, Woodbridge, NJ 07095-1198 to request a copy of the following records:



 .

ACCOUNT HISTORY STATEMENTS:
1974 - 1982*    $10 per year fee

1983 - present  $5 total fee for all years

Current & Two Prior Years Free

*ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974



CANCELLED CHECKS:
There is a $10 fee for a copy of a cancelled dividend, liquidation, or investment check requested. There is a $15 fee for a copy of a cancelled money market draft check.

DUPLICATE TAX FORMS:
Current Year    Free

Prior Year(s)   $7.50 per tax form per year



+ RETURN MAIL:
If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be escheated to your state (in other words turned over) in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.



+ TRANSFERRING  SHARES:
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (if any).

-The name(S), registration, and taxpayer identification number of the customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(S).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.



ACCOUNT STATEMENTS

TRANSACTION
CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.

-check investments.

-Federal Funds wire purchases.

-redemptions.

-exchanges.

-transfers.

-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled monthly or quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions").

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.

-The date of the transaction.

-A description of the transaction (PURCHASE, REDEMPTION, ETC.).

-The number of shares bought or sold for the transaction.

-The dollar amount of the transaction.

-The dollar amount of the dividend payment (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.


MASTER  ACCOUNT
STATEMENTS
If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on at least a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.

-fund's current market value.

-total distributions paid year-to-date.

-total number of shares owned.

ANNUAL  AND
SEMI-ANNUAL  REPORTS
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.



DIVIDENDS AND
DISTRIBUTIONS
DIVIDENDS  AND
DISTRIBUTIONS
For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:




DIVIDEND PAYMENT SCHEDULE

MONTHLY:                            QUARTERLY:                    ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund                Focused Equity Fund
Fund for Income                     Growth & Income Fund          Global Fund
Government Fund                     Total Return Fund             Mid-Cap Opportunity Fund
Insured Intermediate Tax-Exempt     Utilities Income Fund         Special Situations Fund
Insured Tax Exempt Fund
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund


Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.


BUYING  A  DIVIDEND
If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

 There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.


TAX FORMS

TAX FORM                       DESCRIPTION                                           MAILED BY
1099-DIV   Consolidated report lists all taxable dividend and capital gains          January 31
           distributions for all of the  shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld  due to backup withholding.

1099-B     Lists proceeds from all redemptions including systematic                  January 31
           withdrawals and exchanges. A separate form is issued for each fund account. Includes amount of federal income tax withheld due to backup withholding.

1099-R     Lists taxable distributions from a retirement account. A separate         January 31
           form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.

5498       Provided to shareholders who made an annual IRA                           May 31
           contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
           A separate form is issued for each fund account.

1042-S     Provided to non-resident alien shareholders to report the amount          March 15
           of fund dividends paid and the amount of federal taxes withheld.
           A separate form is issued for each fund account.

Cost Basis Uses the "average cost-single category" method to show the cost           January 31
Statement    basis of any shares sold or exchanged. Information is provided to assist shareholders in calculating capital gains or losses.
           A separate statement, included with Form 1099-B, is issued for each fund account. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings  Consolidated report lists all amounts not subject to federal,          January 31
Report for state and local income tax for all the shareholder's accounts.
Non-Taxable Also includes any amounts subject to alternative minimum tax.
Income

Tax Savings  Provides the percentage of income paid by each fund that may           January 31
Summary be exempt from state income tax.



THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.







(This page Intentionally Left Blank)

                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000

                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026

                            PART C. OTHER INFORMATION

Item 23.        Exhibits
                --------

        (a)(i)    Articles of Restatement (1)

           (ii)   Articles Supplementary (1)

        (b)       Amended and Restated By-laws (1)

        (c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as
                  Exhibit 99.B2 to Registrant's Registration Statement.

        (d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. (1)

        (e) Underwriting Agreement between Registrant and First Investors Corporation (1)

        (f)       Bonus, profit sharing or pension plans - none

        (g)(i)    Custodian  Agreement  between   Registrant  and  Irving  Trust
                  Company (1)

           (ii)   Supplement to Custodian Agreement (1)

        (h)(i)    Administration Agreement between  Registrant,  First Investors
                  Management  Company,   Inc.,  First Investors Corporation  and
                  Administrative Data Management Corp. (1)

           (ii)   Amended Schedule A to Administration Agreement (1)

           (iii)  Transfer Agency Agreement - filed herewith

        (i)       (i)       Consent of Counsel - filed herewith
                  (ii)      Consent of New York Counsel - filed herewith

        (j)(i)    Consent of Independent Accountants - filed herewith

           (ii)   Powers of Attorney(1)

        (k)       Financial statements omitted from prospectus -none

        (l)       Initial capital agreements - none

       (m)(i)     Amended and Restated Class A Distribution Plan(1)

          (ii)    Class B Distribution Plan(1)

        (n)       Financial Data Schedules - filed herewith

        (o)       18f-3 Plan(1)

        (p)(i)    Code of   Ethics  for  First  Investors  Registered Investment
                  Companies - filed herewith

           (ii)   Code of Ethics for First Investors - filed herewith

---------
(1)   Incorporated  by  reference  from  Post-Effective   Amendment  No.  16  to
      Registrant's Registration Statement (File No. 2-86489) filed on April 23, 1996.


Item 24.        Persons Controlled by or Under Common Control with  Registrant
                --------------------------------------------------------------

                There are no persons controlled by or under common control with the Registrant.

Item 25.        Indemnification
                ---------------

                The Articles and By-laws of the Registrant do not contain any provisions or reference to indemnification.

                The Registrant's Investment Advisory Agreement provides as follows:

                The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

                The Registrant's Underwriting Agreement provides as follows:

                The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

                Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

                The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 26.        Business and Other Connections of Investment Adviser
                ----------------------------------------------------

                First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."


Item 27.        Principal Underwriters
                ----------------------

        (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

                First Investors Cash Management Fund, Inc.
                First Investors Fund For Income, Inc.
                First Investors Global Fund, Inc.
                First Investors Government Fund, Inc.
                First Investors High Yield Fund, Inc.
                First Investors Insured Tax Exempt Fund, Inc.
                First Investors Multi-State Insured Tax Free Fund
                First Investors Series Fund
                First Investors Tax-Exempt Money Market Fund, Inc.
                First Investors U.S. Government Plus Fund
                First Investors Series Fund II, Inc.
                First Investors Life Variable Annuity Fund A
                First Investors Life Variable Annuity Fund C
                First Investors Life Variable Annuity Fund D
                First Investors Life Level Premium Variable Life Insurance (Separate Account B)

        (b)     The  following  persons are the  officers  and  directors of the
Underwriter:

                              Position and                    Position and
Name and Principal            Office with First               Office with
Business Address              Investors Corporation           Registrant
----------------              ---------------------           -----------

Glenn O. Head                 Chairman                        President
95 Wall Street                and Director                    and Director
New York, NY 10005

Marvin M. Hecker              President                       None
95 Wall Street
New York, NY  10005

John T. Sullivan              Director                        Chairman of the
95 Wall Street                                                Board of Directors
New York, NY 10005

Joseph I. Benedek             Treasurer                       Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci             Senior Vice President           None
95 Wall Street                and Director
New York, NY 10005

Kathryn S. Head               Vice President                  Director
581 Main Street               and Director
Woodbridge, NJ 07095

Louis Rinaldi                 Senior Vice                     None
581 Main Street               President
Woodbridge, NJ 07095

Frederick Miller              Senior Vice President           None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie               Secretary and                   Director
95 Wall Street                General Counsel
New York, NY  10005

Matthew Smith                 Vice President                  None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons             Director                        None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                   Vice President                  None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                Director                        None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly              Vice President                  None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan               Vice President-                 None
95 Wall Street                Sales Administration
New York, NY 10005

William M. Lipkus             Chief Financial Officer         None
581 Main Street
Woodbridge, NJ 07095

        (c)     Not applicable

Item 28.        Location of Accounts and Records
                --------------------------------
                Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.        Management Services
                -------------------
                Not Applicable.


Item 30.        Undertakings
                ------------

                The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 18th day of April, 2000.

                                   FIRST INVESTORS NEW YORK
                                   INSURED TAX FREE FUND, INC.
                                   (Registrant)

                                   By:  /s/ Glenn O. Head
                                        -----------------
                                            Glenn O. Head
                                            President and Director

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Glenn O. Head                  Principal Executive           April 18, 2000
------------------------------     Officer and Director
Glenn O. Head

/s/ Joseph I. Benedek              Principal Financial           April 18, 2000
------------------------------     and Accounting Officer
Joseph I. Benedek

                   *               Director                      April 18, 2000
------------------------------
Kathryn S. Head

/s/ Larry R. Lavoie                Director                      April 18, 2000
------------------------------
Larry R. Lavoie

                   *               Director                      April 18, 2000
------------------------------
Herbert Rubinstein

                   *               Director                      April 18, 2000
------------------------------
Nancy Schaenen

                   *               Director                      April 18, 2000
------------------------------
James M. Srygley

                   *               Director                      April 18, 2000
------------------------------
John T. Sullivan

                   *               Director                      April 18, 2000
------------------------------
Rex R. Reed

                   *               Director                      April 18, 2000
------------------------------
Robert F. Wentworth

*By:     /s/ Larry R. Lavoie
         -------------------
         Larry R. Lavoie
         Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit

Number                   Description
-----                    -----------
23(a)(i)        Articles of Restatement (1)

23(a)(ii)       Articles Supplementary (1)

23(b)           Amended and Restated By-laws (1)

23(c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's
                Articles   Supplementary  to  Articles  of  Incorporation  dated
                October  20,  1994,  previously  filed  as  Exhibit  99.B1.2  to
                Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as
                Exhibit 99.B2 to Registrant's Registration Statement.

23(d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. (1)

23(e) Underwriting Agreement between Registrant and First Investors Corporation (1)

23(f)           Bonus or Profit Sharing Contracts--None

23(g)(i)        Custodian Agreement between Registrant and Irving Trust
                Company (1)

23(g)(ii)       Supplement to Custodian Agreement (1)

23(h)(i)        Administration  Agreement  between  Registrant,  First Investors
                Management  Company,   Inc.,  First  Investors  Corporation  and
                Administrative Data Management Corp. (1)

23(h)(ii)       Amended Schedule A to Administration Agreement (1)

23(h)(iii)      Transfer Agency Agreement - Filed herewith

23(i)(i)        Consent of Counsel - Filed herewith

23(i)(ii)       Consent of New York Counsel - Filed herewith

23(j)(i)        Consent of independent accountants - Filed herewith

23(j)(ii)       Powers of Attorney (1)

23(k)           Omitted Financial Statements -- None

23(l)           Initial Capital Agreements -- None

23(m)(i)        Amended and Restated Class A Distribution Plan (1)

23(m)(ii)       Class B Distribution Plan (1)

23(n)           Financial Data Schedules - Filed herewith

23(o)           Rule 18f-3 Plan (1)

23(p)(i) Code of Ethics for First Investors Registered Investment Companies - Filed herewith

23(p)(ii)       Code of Ethics for First Investors - Filed herewith

-----------------------
(1)   Incorporated  by  reference  from  Post-Effective   Amendment  No.  16  to
      Registrant's Registration Statement (File No. 2-86489) filed on April 23, 1996.